UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 400-4383

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

●	PIMCO ETF Trust

PIMCO ETF Trust

Annual Report

June 30, 2018

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund | TUZ | NYSE Arca

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE Arca

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Financial Highlights		20
Statements of Assets and Liabilities		24
Statements of Operations		26
Statements of Changes in Net Assets		28
Statements of Cash Flows		32
Notes to Financial Statements		85
Report of Independent Registered Public Accounting Firm		109
Glossary		110
Federal Income Tax Information		111
Management of the Trust		112
Privacy Policy		115

Fund	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	6	33
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	7	34
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	8	35
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	9	36
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	10	37
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	11	38
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	12	45
PIMCO Active Bond Exchange-Traded Fund	13	52
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	14	61
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	15	69
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	16	78
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	17	82

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

Following is the PIMCO ETF Trust Annual Report, which covers the 12-month reporting period ended June 30, 2018. On the subsequent pages you will find specific details regarding investment results and a discussion of factors that most affected performance over the reporting period.

For the 12-month reporting period ended June 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (GDP) expanded at a revised annual pace of 2.8% and 2.3% during the third and fourth quarters of 2017, respectively. First-quarter 2018 GDP then moderated to a revised annual pace of 2.2%. The Commerce Department’s initial reading — released after the reporting period had ended — showed that second-quarter 2018 GDP grew at an annual pace of 4.1%.

The Federal Reserve (Fed) continued to normalize monetary policy during the reporting period. After raising interest rates in March and June 2017, the Fed again raised rates in December, moving the federal funds rate up to a range between 1.25% and 1.50%. And, in October 2017, the Fed started to reduce its balance sheet. At its March 2018 meeting, the Fed again increased rates to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised rates to a range between 1.75% and 2.00%.

Economic activity outside the U.S. initially accelerated during the reporting period, but then moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (ECB) and Bank of Japan largely maintained their highly accommodative monetary policies. Other central banks took a more hawkish stance. In November 2017, the Bank of England instituted its first rate hike since 2007, and the Bank of Canada raised rates twice during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, but it did not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period, as short-term rates moved up more than their longer-term counterparts. The increase in rates at the short end of the yield curve was mostly due to Fed interest rate hikes. The yield on the benchmark 10-year U.S. Treasury note was 2.85% at the end of the reporting period, up from 2.31% on June 30, 2017. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.65% over the 12 months ended June 30, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned -0.40% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 2.53% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned -2.45% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.33% over the period.

Global equities generally rose over the first seven months of the period. This rally was driven by a number of factors, including improving global growth, corporate profits that often exceeded expectations and, in the U.S., optimism surrounding the passage of a tax reform bill in December 2017. In the U.S., a portion of those gains were given back in February and March 2018. This was partially due to concerns over less accommodative central bank policies and fears of a trade war. However, U.S. equities then rallied over the last three months of the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 14.37% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 8.20% over the period, whereas global equities, as represented by the MSCI World Index, returned 11.09%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 13.45% over the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 2.85%.

Commodity prices fluctuated but generally moved higher during the 12 months ended June 30, 2018. When the reporting period began, crude oil was approximately $46 a barrel. By the end of the period, it was roughly $74 a

2	PIMCO ETF TRUST

barrel. This ascent was driven in part by planned and observed production cuts by OPEC and the collapse in Venezuelan oil production, as well as global growth maintaining demand. Elsewhere, gold and copper prices moved modestly higher over the reporting period.

Finally, during the reporting period, there were periods of volatility in the foreign exchange markets, due in part to signs of improving global growth, decoupling central bank policies, and a number of geopolitical events. The U.S. dollar generally weakened against other major currencies over the reporting period. For example, the U.S. dollar returned -2.26%, -1.40% and -1.45% versus the euro, British pound and Japanese yen, respectively, during the 12 months ended June 30, 2018.

Thank you for the assets you have placed with us. We deeply value your trust, and will continue to work diligently to meet your broad investment needs. For any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at 888.400.4ETF. We also invite you to visit our website at pimcoetfs.com to learn more about PIMCO ETFs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO ETF Trust August 23, 2018

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2018	3

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

4	PIMCO ETF TRUST

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	06/01/09	Diversified
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Funds’ Form N-Q is also available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC adopted a rule that generally allows funds to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO is evaluating how to make the electronic delivery option available to shareholders in the future.

ANNUAL REPORT	JUNE 30, 2018	5

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - TUZ

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Treasury Obligations	99.6%
Short-Term Instruments	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	(0.09)%	0.44%	0.76%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	(0.13)%	0.44%	0.75%
ICE BofAML 1-3 Year US Treasury Index± ª	0.08%	0.58%	0.88%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

ª The Bank of America Merrill Lynch Global Research fixed income index platform was acquired by the Intercontinental Exchange in October 2017 and renamed to ICE BofAML. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.15%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 1-3 Year US Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»

Yields in the one- to three-year segment of the U.S. Treasury yield curve rose negatively, impacting the price return of both the Fund and the Underlying Index. Returns due to income contributed to performance for both the Fund and the Underlying Index. The net result was negative after-fees performance for the Fund and positive absolute performance for the Underlying Index.

6	PIMCO ETF TRUST

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	1.08%	7.08%	8.21%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	0.94%	7.00%	8.18%
ICE BofAML Long US Treasury Principal STRIPS Index± ª	1.54%	7.39%	8.35%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML Long US Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. The principal STRIPS comprising the Underlying Index must have 25 years or more remaining term to final maturity and must be stripped from U.S. Treasury bonds having at least $1 billion in outstanding face value.

ª The Bank of America Merrill Lynch Global Research fixed income index platform was acquired by the Intercontinental Exchange in October 2017 and renamed to ICE BofAML. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.15%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»

Yields in the 25+ year segment of the U.S. Treasury STRIPS (zero-coupon) curve rose, negatively impacting the return of both the Fund and the Underlying Index. Returns due to accretion of the Component Securities contributed to performance for both the Fund and the Underlying Index. The net result was positive after fee performance for the Fund and positive absolute performance for the Underlying Index.

ANNUAL REPORT	JUNE 30, 2018	7

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	1.02%	0.54%	1.57%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	0.98%	0.53%	1.57%
ICE BofAML 1-5 Year US Inflation-Linked Treasury Index± ª	1.22%	0.76%	1.80%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years.

ª The Bank of America Merrill Lynch Global Research fixed income index platform was acquired by the Intercontinental Exchange in October 2017 and renamed to ICE BofAML. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. PIMCO uses a representative sampling strategy in seeking to achieve the Fund’s investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, generally rose across the one- to five-year segment of the U.S. Treasury Inflation-Protected Securities (TIPS) yield curve, negatively impacting performance of both the Fund and the Underlying Index.

»

A positive inflation accrual, or change in the Consumer Price Index (CPI), applied to the principal of the underlying TIPS, positively impacted performance of both the Fund and the Underlying Index. The net result was positive absolute performance for both the Fund and the Underlying Index.

8	PIMCO ETF TRUST

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	5.88%	3.96%	5.67%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	5.91%	4.00%	5.67%
ICE BofAML 15+ Year US Inflation-Linked Treasury Index± ª	6.25%	4.16%	5.89%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity greater than 15 years.

ª The Bank of America Merrill Lynch Global Research fixed income index platform was acquired by the Intercontinental Exchange in October 2017 and renamed to ICE BofAML. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. PIMCO uses a representative sampling strategy in seeking to achieve the Fund’s investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, were mixed across the 15+ year segment of the U.S. Treasury Inflation-Protected Securities (TIPS) yield curve, negatively impacting performance of both the Fund and the Underlying Index.

»	A positive inflation accrual, or change in the Consumer Price Index (CPI), applied to the principal of the underlying TIPS, positively impacted performance of both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2018	9

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Treasury Obligations	99.6%
Short-Term Instruments	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	2.07%	1.64%	3.32%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	2.14%	1.67%	3.33%
ICE BofAML US Inflation-Linked Treasury Index± ª	2.32%	1.83%	3.52%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML US Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value.

ª The Bank of America Merrill Lynch Global Research fixed income index platform was acquired by the Intercontinental Exchange in October 2017 and renamed to ICE BofAML. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. PIMCO uses a representative sampling strategy in seeking to achieve the Fund’s investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, generally rose across the U.S. Treasury Inflation-Protected Securities (TIPS) yield curve, negatively impacting performance of both the Fund and the Underlying Index.

»

A positive inflation accrual, or change in the Consumer Price Index (CPI), applied to the principal of the underlying TIPS, positively impacted performance of both the Fund and the Underlying Index. The net result was positive absolute performance for both the Fund and the Underlying Index.

10	PIMCO ETF TRUST

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

Corporate Bonds & Notes	91.8%
Short-Term Instruments	8.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	3.18%	4.55%	5.19%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	2.93%	4.40%	5.12%
ICE BofAML 0-5 Year US High Yield Constrained Index± ª	3.93%	5.06%	5.78%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 0-5 Year US High Yield Constrained Index performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million, issued publicly. Prior to September 30, 2016, securities with minimum amount outstanding of $100 million qualified. Allocations to an individual issuer will not exceed 2%.

ª The Bank of America Merrill Lynch Global Research fixed income index platform was acquired by the Intercontinental Exchange in October 2017 and renamed to ICE BofAML. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.55%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. PIMCO uses a representative sampling strategy in seeking to achieve the Fund’s investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	An increase in bond yields negatively impacted price returns for both the Fund and the Underlying Index.

»	Returns due to income positively contributed to performance, resulting in positive performance of both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2018	11

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

Industrials	48.7%
Banking & Finance	36.7%
Utilities	11.3%
Short-Term Instruments	2.8%
Others	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	(1.12)%	3.56%	3.88%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	(1.48)%	3.61%	3.86%
ICE BofAML US Corporate Index± ª	(0.69)%	3.54%	4.02%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofAML US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

ª The Bank of America Merrill Lynch Global Research fixed income index platform was acquired by the Intercontinental Exchange in October 2017 and renamed to ICE BofAML. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. PIMCO uses a representative sampling strategy in seeking to achieve the Fund’s investment objective. PIMCO seeks to invest in a combination of Component Securities and other instruments, or in Component Securities but in different proportions as compared to the weighting of the Underlying Index, such that the portfolio effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition and weighting of the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Returns due to income positively contributed to performance of both the Fund and the Underlying Index.

»	An increase in bond yields negatively impacted price returns, resulting in negative performance for both the Fund and the Underlying Index.

12	PIMCO ETF TRUST

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

U.S. Government Agencies	41.3%
Corporate Bonds & Notes	27.8%
Asset-Backed Securities	15.3%
U.S. Treasury Obligations	8.8%
Non-Agency Mortgage- Backed Securities	2.7%
Municipal Bonds & Notes	1.8%
Sovereign Issues	1.4%
Short-Term Instruments	0.6%
Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	0.41%	2.94%	3.80%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	0.32%	2.95%	3.79%
Bloomberg Barclays US Aggregate Index±	(0.40)%	2.27%	1.92%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays US Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.61%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	An adjustment of the price of a particular holding by a third-party pricing service contributed positively to the Fund’s performance.

»	U.S. interest rate strategies contributed to Fund performance relative to its benchmark, particularly curve positioning and the associated carry.

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as total returns in these securities were positive.

»	Overweight exposure to financial sector investment grade corporate spread duration contributed to relative performance, particularly from additional carry.

»	Positions in asset-backed securities, including collateralized debt and loan obligations (CDOs and CLOs), contributed to relative performance, as total returns in these securities were positive.

»	Long Brazilian real exposure detracted from relative performance, as the currency depreciated against the U.S. dollar.

ANNUAL REPORT	JUNE 30, 2018	13

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

Corporate Bonds & Notes	38.8%
U.S. Treasury Obligations	36.0%
U.S. Government Agencies	8.9%
Asset-Backed Securities	8.1%
Short-Term Instruments	4.8%
Non-Agency Mortgage- Backed Securities	2.7%
Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	1.09%	2.09%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	1.05%	2.12%
ICE BofAML 1-3 Year US Treasury Index± ª	0.08%	0.58%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

ª The Bank of America Merrill Lynch Global Research fixed income index platform was acquired by the Intercontinental Exchange in October 2017 and renamed to ICE BofAML. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.67%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Underweight exposure to U.S. interest rates contributed to relative performance, as interest rates rose.

»	Exposure to the investment grade corporate credit sector contributed to relative performance, as this sector posted positive excess returns.

»	Positions in non-agency mortgage-backed securities contributed to performance, as these securities generated positive total returns during the reporting period.

»	Positions in agency mortgage-backed securities detracted from performance, as spreads widened during the majority of the reporting period.

»	Long British pound exposure detracted from relative performance, as the currency depreciated against the U.S. dollar.

14	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

Corporate Bonds & Notes	55.7%
U.S. Treasury Obligations	13.7%
Asset-Backed Securities	10.4%
Short-Term Instruments	7.2%
Sovereign Issues	6.1%
U.S. Government Agencies	3.5%
Non-Agency Mortgage-Backed Securities	3.0%
Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	1.70%	1.26%	1.29%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	1.67%	1.25%	1.28%
FTSE 3-Month Treasury Bill Index± ª	1.33%	0.39%	0.27%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ª As of November, 2017, Citi’s fixed income indices are being rebranded in connection with the London Stock Exchange Group’s acquisition of the Citi fixed income index business. On or before July 31, 2018, “Citi” will be replaced in the indices’ names with “FTSE”. This change does not impact the manner in which the indices are constructed.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on PIMCO’s market forecasts and will normally not exceed one year. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to the investment grade corporate credit sector contributed to relative performance, as this sector generally posted positive excess returns.

»	Exposure to securitized debt contributed to performance, as these securities generally posted positive excess returns.

»	U.S. interest rate strategies contributed to performance relative to its benchmark, due to the generation of higher carry from yield curve roll-down.

»	Holdings in the Japanese government-related debt sector contributed to performance, as the sector generally posted positive excess returns.

ANNUAL REPORT	JUNE 30, 2018	15

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	16.4%
Ad Valorem Property Tax	13.0%
College & University Revenue	7.6%
Highway Revenue Tolls	7.3%
Tobacco Settlement Funded	6.4%
Electric Power & Light Revenue	5.7%
Port, Airport & Marina Revenue	5.3%
Water Revenue	4.6%
Natural Gas Revenue	4.2%
Miscellaneous Taxes	3.6%
Income Tax Revenue	3.5%
Appropriations	3.0%
Fuel Sales Tax Revenue	2.3%
Lease (Appropriation)	2.1%
Transit Revenue	1.5%
Miscellaneous Revenue	1.5%
Nuclear Revenue	1.4%
Sales Tax Revenue	1.3%
Industrial Revenue	1.2%
Lease (Renewal)	1.1%
General Fund	1.0%
Other	3.7%
Short-Term Instruments	2.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	1.25%	2.52%	2.95%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	1.27%	2.59%	2.95%
Bloomberg Barclays 1-15 Year Municipal Bond Index±	1.01%	2.85%	3.32%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	The Fund’s duration positioning contributed to performance.

»	Overweight exposure to the tobacco sector contributed to performance, as the tobacco sector outperformed the general municipal market.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure to the water and sewer industry detracted from performance.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

»	Select exposure to the education sector detracted from performance.

16	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through June 30, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 06/30/2018†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	17.5%
Electric Power & Light Revenue	12.3%
Highway Revenue Tolls	11.2%
Ad Valorem Property Tax	11.1%
Natural Gas Revenue	5.1%
Tobacco Settlement Funded	4.8%
College & University Revenue	4.6%
Miscellaneous Revenue	4.3%
Port, Airport & Marina Revenue	3.7%
Industrial Revenue	3.5%
Water Revenue	2.5%
Sales Tax Revenue	2.4%
Miscellaneous Taxes	1.8%
Resource Recovery Revenue	1.7%
General Fund	1.5%
Other	1.8%
Short-Term Instruments	10.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2018
	1 Year	5 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	0.83%	0.87%	0.98%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	0.89%	0.88%	0.96%
Bloomberg Barclays 1 Year Municipal Bond Index±	0.94%	0.78%	0.90%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays 1 Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investmentgrade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Modest overweight exposure to duration detracted from performance, as municipal yields rose over the period.

»	Overweight exposure to the lease-backed sector contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the electric utility sector detracted from performance, as the sector underperformed the general municipal market.

ANNUAL REPORT	JUNE 30, 2018	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from January 1, 2018 to June 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,000.10	$0.79	$1,000.00	$1,024.00	$0.80	0.16%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,000.00	961.50	0.73	1,000.00	1,024.05	0.75	0.15
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,005.00	0.99	1,000.00	1,023.80	1.00	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	984.50	1.03	1,000.00	1,023.75	1.05	0.21
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	997.50	0.99	1,000.00	1,023.80	1.00	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,013.50	2.80	1,000.00	1,022.02	2.81	0.56
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	965.60	1.02	1,000.00	1,023.75	1.05	0.21
PIMCO Active Bond Exchange-Traded Fund	1,000.00	986.20	3.35	1,000.00	1,021.42	3.41	0.68
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	1,003.90	6.41	1,000.00	1,018.40	6.46	1.29
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,008.50	2.39	1,000.00	1,022.41	2.41	0.48
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	997.40	1.73	1,000.00	1,023.06	1.76	0.35
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,005.30	1.74	1,000.00	1,023.06	1.76	0.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

18	PIMCO ETF TRUST

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ANNUAL REPORT	JUNE 30, 2018	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2018	$50.67	$0.61	$(0.65)	$(0.04)	$(0.62)	$0.00	$0.00	$(0.62)
06/30/2017	51.26	0.42	(0.55)	(0.13)	(0.42)	(0.04)	0.00	(0.46)
06/30/2016	50.99	0.35	0.25	0.60	(0.31)	(0.02)	0.00	(0.33)
06/30/2015	50.94	0.25	0.11	0.36	(0.25)	(0.06)	0.00	(0.31)
06/30/2014	50.78	0.16	0.19	0.35	(0.16)	(0.03)	0.00	(0.19)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
06/30/2018	$117.38	$3.11	$(1.85)	$1.26	$(3.13)	$0.00	$0.00	$(3.13)
06/30/2017	135.43	3.10	(17.80)	(14.70)	(3.35)	0.00	0.00	(3.35)
06/30/2016	105.39	3.16	29.17	32.33	(2.29)	0.00	0.00	(2.29)
06/30/2015	99.87	3.18	5.62	8.80	(3.28)	0.00	0.00	(3.28)
06/30/2014	94.57	3.26	5.46	8.72	(3.42)	0.00	0.00	(3.42)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
06/30/2018	$52.18	$1.04	$(0.51)	$0.53	$(0.95)	$0.00	$0.00	$(0.95)
06/30/2017	52.83	0.87	(0.87)	0.00	(0.65)	0.00	0.00	(0.65)
06/30/2016	52.18	0.19	0.71	0.90	0.00	0.00	(0.25)	(0.25)
06/30/2015	53.58	(0.67)	(0.54)	(1.21)	(0.02)	0.00	(0.17)	(0.19)
06/30/2014	52.69	0.34	0.86	1.20	(0.31)	0.00	0.00	(0.31)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
06/30/2018	$65.64	$2.03	$1.79	$3.82	$(1.89)	$0.00	$0.00	$(1.89)
06/30/2017	69.55	1.80	(3.74)	(1.94)	(1.97)	0.00	0.00	(1.97)
06/30/2016	62.95	1.01	6.02	7.03	(0.43)	0.00	0.00	(0.43)
06/30/2015	65.02	0.21	(1.83)	(1.62)	(0.45)	0.00	0.00	(0.45)
06/30/2014	61.05	1.09	4.23	5.32	(1.35)	0.00	0.00	(1.35)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
06/30/2018	$57.61	$1.25	$(0.07)	$1.18	$(1.18)	$0.00	$0.00	$(1.18)
06/30/2017	59.09	1.10	(1.61)	(0.51)	(0.97)	0.00	0.00	(0.97)
06/30/2016	56.73	0.54	2.13	2.67	(0.31)	0.00	0.00	(0.31)
06/30/2015	58.14	0.00	(1.17)	(1.17)	(0.09)	0.00	(0.15)	(0.24)
06/30/2014	56.40	0.71	1.81	2.52	(0.78)	0.00	0.00	(0.78)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
06/30/2018	$101.62	$4.44	$(1.28)	$3.16	$(4.71)	$0.00	$0.00	$(4.71)
06/30/2017	96.65	4.60	5.66	10.26	(5.29)	0.00	0.00	(5.29)
06/30/2016	100.37	4.52	(3.69)	0.83	(4.55)	0.00	0.00	(4.55)
06/30/2015	106.76	4.06	(4.96)	(0.90)	(4.53)	(0.96)	0.00	(5.49)
06/30/2014	102.54	4.23	4.83	9.06	(4.59)	(0.25)	0.00	(4.84)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
06/30/2018	$104.90	$3.31	$(4.43)	$(1.12)	$(3.31)	$(0.06)	$0.00	$(3.37)
06/30/2017	105.72	3.11	(0.86)	2.25	(3.07)	0.00	0.00	(3.07)
06/30/2016	100.50	3.10	4.91	8.01	(2.75)	(0.04)	0.00	(2.79)
06/30/2015	103.21	3.14	(2.35)	0.79	(3.17)	(0.33)	0.00	(3.50)
06/30/2014	102.11	3.42	4.64	8.06	(3.28)	(3.68)	0.00	(6.96)

PIMCO Active Bond Exchange-Traded Fund
06/30/2018	$106.07	$3.17	$(2.73)	$0.44	$(3.06)	$0.00	$(0.26)	$(3.32)
06/30/2017	107.31	2.88	(0.80)	2.08	(2.48)	0.00	(0.84)	(3.32)
06/30/2016	106.69	3.09	1.31	4.40	(3.78)	0.00	0.00	(3.78)
06/30/2015	108.85	2.83	0.42	3.25	(5.41)	0.00	0.00	(5.41)
06/30/2014	105.66	2.38	2.94	5.32	(1.69)	(0.44)	0.00	(2.13)

20	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

$50.01	(0.09)%	$87,616	0.16%	0.16%	0.16%	0.16%	1.21%	54%
50.67	(0.26)	119,187	0.15	0.15	0.15	0.15	0.82	56
51.26	1.19	151,316	0.15	0.15	0.15	0.15	0.68	66
50.99	0.70	107,175	0.14	0.16	0.14	0.16	0.49	60
50.94	0.68	127,442	0.10	0.16	0.10	0.16	0.32	61

$115.51	1.08%	$164,028	0.15%	0.15%	0.15%	0.15%	2.71%	19%
117.38	(10.88)	166,683	0.15	0.15	0.15	0.15	2.53	14
135.43	31.09	442,851	0.15	0.15	0.15	0.15	2.67	23
105.39	8.64	96,960	0.16	0.16	0.16	0.16	2.75	18
99.87	9.70	76,902	0.16	0.16	0.16	0.16	3.61	18

$51.76	1.02%	$826,530	0.20%	0.20%	0.20%	0.20%	2.01%	32%
52.18	0.00	1,136,011	0.20	0.20	0.20	0.20	1.64	38
52.83	1.74	1,065,611	0.20	0.20	0.20	0.20	0.36	41
52.18	(2.27)	1,182,866	0.20	0.20	0.20	0.20	(1.28)	31
53.58	2.28	1,337,875	0.20	0.20	0.20	0.20	0.63	33

$67.57	5.88%	$254,745	0.20%	0.20%	0.20%	0.20%	3.05%	10%
65.64	(2.82)	148,992	0.20	0.20	0.20	0.20	2.66	16
69.55	11.25	109,197	0.20	0.20	0.20	0.20	1.59	12
62.95	(2.52)	92,539	0.21	0.21	0.21	0.21	0.31	14
65.02	8.83	69,570	0.21	0.21	0.21	0.21	1.81	47

$57.61	2.07%	$50,695	0.21%	0.21%	0.21%	0.21%	2.18%	8%
57.61	(0.87)	70,864	0.20	0.20	0.20	0.20	1.88	8
59.09	4.73	90,404	0.20	0.20	0.20	0.20	0.96	10
56.73	(2.02)	92,473	0.21	0.21	0.21	0.21	(0.01)	23
58.14	4.50	106,402	0.21	0.21	0.21	0.21	1.26	19

$100.07	3.18%	$1,666,164	0.56%	0.56%	0.55%	0.55%	4.41%	42%
101.62	10.88	1,824,151	0.55	0.55	0.55	0.55	4.58	43
96.65	1.04	2,044,168	0.55	0.55	0.55	0.55	4.75	34
100.37	(0.82)	2,805,241	0.55	0.55	0.55	0.55	3.92	28
106.76	8.98	5,119,202	0.55	0.55	0.55	0.55	3.98	28

$100.41	(1.12)%	$756,084	0.20%	0.20%	0.20%	0.20%	3.20%	10%
104.90	2.19	737,459	0.20	0.20	0.20	0.20	2.97	7
105.72	8.14	447,211	0.20	0.20	0.20	0.20	3.05	13
100.50	0.74	244,203	0.20	0.20	0.20	0.20	3.04	12
103.21	8.24	199,196	0.20	0.20	0.20	0.20	3.36	17

$103.19	0.41%	$2,072,132	0.76%	0.76%	0.55%	0.55%	3.03%	142%
106.07	2.00	2,039,657	0.61	0.61	0.55	0.55	2.70	569
107.31	4.25	2,594,821	0.56	0.58	0.55	0.57	2.92	475
106.69	3.01	2,489,072	0.57	0.63	0.55	0.61	2.60	180
108.85	5.10	3,431,844	0.56	0.57	0.55	0.56	2.24	577

ANNUAL REPORT	JUNE 30, 2018	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund
06/30/2018	$101.02	$2.51	$(1.42)	$1.09	$(2.50)	$0.00	$0.00	$(2.50)
06/30/2017	100.23	2.17	0.35	2.52	(1.73)	0.00	0.00	(1.73)
06/30/2016	101.62	1.97	(0.24)	1.73	(2.30)	(0.82)	0.00	(3.12)
06/30/2015	101.27	1.32	1.05	2.37	(1.77)	(0.25)	0.00	(2.02)
01/22/2014 - 06/30/2014	100.00	0.30	1.22	1.52	(0.25)	0.00	0.00	(0.25)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
06/30/2018	$101.74	$1.95	$(0.23)	$1.72	$(1.85)	$(0.03)	$0.00	$(1.88)
06/30/2017	101.14	1.45	0.61	2.06	(1.46)	0.00	0.00	(1.46)
06/30/2016	101.15	1.05	(0.02)	1.03	(1.02)	(0.02)	0.00	(1.04)
06/30/2015	101.45	0.62	(0.09)	0.53	(0.74)	(0.09)	0.00	(0.83)
06/30/2014	101.26	0.67	0.36	1.03	(0.69)	(0.15)	0.00	(0.84)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
06/30/2018	$53.48	$1.30	$(0.64)	$0.66	$(1.30)	$0.00	$0.00	$(1.30)
06/30/2017	55.11	1.25	(1.64)	(0.39)	(1.24)	0.00	0.00	(1.24)
06/30/2016	52.84	1.25	2.15	3.40	(1.13)	0.00	0.00	(1.13)
06/30/2015	53.17	1.12	(0.34)	0.78	(1.11)	0.00	0.00	(1.11)
06/30/2014	52.06	1.05	1.13	2.18	(1.07)	0.00	0.00	(1.07)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
06/30/2018	$50.25	$0.77	$(0.35)	$0.42	$(0.76)	$0.00	$0.00	$(0.76)
06/30/2017	50.65	0.60	(0.41)	0.19	(0.59)	0.00	0.00	(0.59)
06/30/2016	50.24	0.48	0.36	0.84	(0.43)	0.00	0.00	(0.43)
06/30/2015	50.47	0.38	(0.19)	0.19	(0.42)	0.00	0.00	(0.42)
06/30/2014	50.14	0.26	0.29	0.55	(0.22)	0.00	0.00	(0.22)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(d)	Effective May 8, 2017, the Fund’s Management fees was decreased by 0.09% to an annual rate of 0.46%.

22	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

$99.61	1.09%	$157,382	1.02%	1.09%	0.39%	0.46%	2.51%	326%
101.02	2.54	93,947	0.67 (d)	0.74 (d)	0.47 (d)	0.54 (d)	2.15	651
100.23	1.75	58,134	0.57	0.64	0.55	0.56	1.96	2288
101.62	2.37	175,808	0.52	0.57	0.50	0.55	1.30	1,591
101.27	1.52	139,750	0.56 *	0.69 *	0.56 *	0.69 *	0.69 *	4,098

$101.58	1.70%	$9,410,140	0.42%	0.42%	0.35%	0.35%	1.92%	86%
101.74	2.05	7,195,945	0.35	0.35	0.35	0.35	1.43	82
101.14	1.03	4,647,542	0.36	0.36	0.35	0.35	1.04	208
101.15	0.53	3,536,050	0.36	0.36	0.35	0.35	0.61	193
101.45	1.02	3,773,896	0.35	0.35	0.35	0.35	0.66	188

$52.84	1.25%	$275,309	0.35%	0.35%	0.35%	0.35%	2.44%	27%
53.48	(0.69)	259,917	0.35	0.35	0.35	0.35	2.33	30
55.11	6.52	254,045	0.35	0.35	0.35	0.35	2.32	23
52.84	1.45	227,728	0.35	0.35	0.35	0.35	2.09	13
53.17	4.23	210,548	0.35	0.35	0.35	0.35	2.01	15

$49.91	0.83%	$67,874	0.35%	0.35%	0.35%	0.35%	1.55%	87%
50.25	0.37	65,826	0.35	0.35	0.35	0.35	1.20	80
50.65	1.67	68,881	0.35	0.35	0.35	0.35	0.95	36
50.24	0.37	55,765	0.35	0.35	0.35	0.35	0.76	20
50.47	1.10	76,211	0.35	0.35	0.35	0.35	0.51	44

ANNUAL REPORT	JUNE 30, 2018	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*	$86,716	$163,806	$824,906	$253,657
Investments in Affiliates	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	0	0	0	8
Deposits with counterparty	0	0	0	0
Foreign currency, at value	0	0	0	0
Receivable for investments sold	3,907	7,906	5,169	5,689
Receivable for TBA investments sold	0	0	0	0
Receivable for Fund shares sold	0	0	0	0
Interest and/or dividends receivable	523	0	1,771	1,061
Reimbursement receivable from PIMCO	0	0	0	0
Other assets	0	0	0	0
Total Assets	91,146	171,712	831,846	260,415

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	3,519	7,663	0	5,626
Payable for TBA investments purchased	0	0	0	0
Payable upon return of securities loaned	0	0	0	0
Deposits from counterparty	0	0	0	0
Payable for Fund shares redeemed	0	0	5,175	0
Overdraft due to custodian	0	0	0	0
Accrued management fees	11	21	141	44
Other liabilities	0	0	0	0
Total Liabilities	3,530	7,684	5,316	5,670

Net Assets	$87,616	$164,028	$826,530	$254,745

Net Assets Consist of:
Paid in capital	89,010	202,207	852,458	264,239
Undistributed (overdistributed) net investment income	101	1,126	4,723	1,483
Accumulated undistributed net realized gain (loss)	(484)	(25,748)	(17,106)	(13,608)
Net unrealized appreciation (depreciation)	(1,011)	(13,557)	(13,545)	2,631

Net Assets	$87,616	$164,028	$826,530	$254,745

Shares Issued and Outstanding	1,752	1,420	15,970	3,770

Net Asset Value Per Share Outstanding:	$50.01	$115.51	$51.76	$67.57

Cost of investments in securities	$87,727	$177,362	$838,451	$251,026
Cost of investments in Affiliates	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0
Proceeds received on short sales	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$376	$0	$260	$0
^ Includes securities on loan of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$50,342	$1,632,281	$749,595	$2,275,528	$233,283	$9,776,722	$274,957	$72,206
0	58,024	4,016	0	0	0	0	0

0	57	33	79	19	0	0	0
0	0	0	285	188	0	0	0
0	0	0	0	0	13,185	0	0
0	7,239	1,497	13,270	508	0	0	0
0	0	0	290	18	0	0	0
236	9,038	0	1,239	21,704	637,142	1,093	1,118
0	0	0	14,660	2,945	0	0	0
0	10,002	0	0	1,992	0	0	0
232	24,357	8,027	14,112	1,495	49,793	2,821	484
0	0	0	0	10	0	0	0
0	3,006	0	0	0	0	0	0
50,810	1,744,004	763,168	2,319,463	262,162	10,476,842	278,871	73,808

$0	$0	$2,931	$169,569	$0	$165,417	$0	$0
0	0	0	0	75,824	658,474	0	0
0	0	0	0	7,704	0	0	0

0	25	2	27	8	0	0	0
0	0	0	652	112	0	0	0
106	10,999	0	8,750	700	239,946	3,481	5,914
0	0	0	66,983	2,490	0	0	0
0	61,029	4,016	0	0	0	0	0
0	0	0	381	0	0	0	0
0	5,004	0	0	0	0	0	0
0	0	5	1	17,883	0	0	0
9	783	130	968	59	2,777	81	20
0	0	0	0	0	88	0	0
115	77,840	7,084	247,331	104,780	1,066,702	3,562	5,934

$50,695	$1,666,164	$756,084	$2,072,132	$157,382	$9,410,140	$275,309	$67,874

53,088	1,826,716	781,676	2,150,119	160,916	9,387,496	274,391	68,510
242	5,684	2,209	(80)	396	19,508	569	62
(1,016)	(131,634)	(1,295)	(56,023)	(2,559)	(9,470)	(4,533)	(821)
(1,619)	(34,602)	(26,506)	(21,884)	(1,371)	12,606	4,882	123

$50,695	$1,666,164	$756,084	$2,072,132	$157,382	$9,410,140	$275,309	$67,874

880	16,650	7,530	20,080	1,580	92,640	5,210	1,360

$57.61	$100.07	$100.41	$103.19	$99.61	$101.58	$52.84	$49.91

$51,961	$1,666,367	$776,212	$2,296,911	$234,697	$9,764,116	$270,075	$72,083
$0	$58,024	$4,016	$0	$0	$0	$0	$0
$0	$0	$0	$297	$19	$0	$0	$0
$0	$0	$0	$0	$7,681	$0	$0	$0
$0	$9,256	$966	$2,137	$(539)	$0	$0	$0

$207	$80,979	$17,307	$12,696	$6,734	$0	$1,651	$1,036
$0	$59,527	$3,925	$0	$0	$0	$0	$0

ANNUAL REPORT	JUNE 30, 2018	25

Statements of Operations

Year Ended June 30, 2018
(Amounts in thousands†)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund

Investment Income:
Interest, net of foreign taxes*	$1,298	$4,844	$21,970	$7,540
Dividends from Investments in Affiliates	0	0	0	0
Securities lending income	0	0	0	0
Total Income	1,298	4,844	21,970	7,540

Expenses:
Management fees	142	254	1,988	463
Trustee fees	3	5	33	6
Interest expense	0	0	0	0
Miscellaneous expense	5	1	1	10
Total Expenses	150	260	2,022	479
Waiver and/or Reimbursement by PIMCO	(3)	0	0	(5)
Net Expenses	147	260	2,022	474

Net Investment Income (Loss)	1,151	4,584	19,948	7,066

Net Realized Gain (Loss):
Investments in securities	(390)	(3,560)	(2,681)	(1,645)
In-kind redemptions	(280)	(748)	(1,554)	663
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	(670)	(4,308)	(4,235)	(982)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(520)	522	(5,959)	7,342
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(520)	522	(5,959)	7,342

Net Increase (Decrease) in Net Assets Resulting from Operations	$(39)	$798	$9,754	$13,426

* Foreign tax withholdings	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$1,412	$83,200	$28,380	$80,196	$4,807	$189,922	$7,531	$1,266
0	736	9	0	0	0	0	0
0	437	(3)	0	0	1	0	0
1,412	84,373	28,386	80,196	4,807	189,923	7,531	1,266

118	9,335	1,669	11,647	626	28,351	942	233
2	55	25	65	4	235	8	2
0	90	16	4,389	857	5,775	0	0
3	2	0	6	7	2	2	0
123	9,482	1,710	16,107	1,494	34,363	952	235
(2)	0	0	0	(99)	0	0	0
121	9,482	1,710	16,107	1,395	34,363	952	235

1,291	74,891	26,676	64,089	3,412	155,560	6,579	1,031

(86)	(2,262)	(198)	(26,746)	(534)	(4,843)	(445)	(221)
(153)	12,094	(616)	0	0	0	0	0
0	10,731	302	4,690	604	0	0	0
0	3	0	(13,318)	(212)	0	0	0
0	0	0	0	35	0	0	0
0	0	(1)	(100)	(6)	0	0	0

(239)	20,566	(513)	(35,474)	(113)	(4,843)	(445)	(221)

287	(37,584)	(38,644)	(27,230)	(2,008)	(13,066)	(2,970)	(268)
0	(7,645)	(42)	(820)	(146)	0	0	0
0	0	1	6,404	209	0	0	0
0	0	0	0	8	0	0	0
0	0	2	(30)	(2)	0	0	0

287	(45,229)	(38,683)	(21,676)	(1,939)	(13,066)	(2,970)	(268)

$1,339	$50,228	$(12,520)	$6,939	$1,360	$137,651	$3,164	$542

$0	$0	$0	$0	$0	$86	$0	$0

ANNUAL REPORT	JUNE 30, 2018	27

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund		PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$1,151	$1,077	$4,584	$5,238
Net realized gain (loss)	(670)	45	(4,308)	24,962
Net change in unrealized appreciation (depreciation)	(520)	(1,384)	522	(42,256)

Net Increase (Decrease) in Net Assets Resulting from Operations	(39)	(262)	798	(12,056)

Distributions to Shareholders:
From net investment income	(1,134)	(1,065)	(4,645)	(5,636)
From net realized capital gains	0	(71)	0	0
Tax basis return of capital	0	0	0	0

Total Distributions(a)	(1,134)	(1,136)	(4,645)	(5,636)

Fund Share Transactions:
Receipts for shares sold	30,158	50,723	51,744	84,145
Cost of shares redeemed	(60,556)	(81,454)	(50,552)	(342,621)
Net increase (decrease) resulting from Fund share transactions	(30,398)	(30,731)	1,192	(258,476)

Total Increase (Decrease) in Net Assets	(31,571)	(32,129)	(2,655)	(276,168)

Net Assets:
Beginning of year	119,187	151,316	166,683	442,851
End of year*	$87,616	$119,187	$164,028	$166,683

* Including undistributed (overdistributed) net investment income of:	$101	$84	$1,126	$1,188

Shares of Beneficial Interest:
Shares sold	600	1,000	450	750
Shares redeemed	(1,200)	(1,600)	(450)	(2,600)
Net increase (decrease) in shares outstanding	(600)	(600)	0	(1,850)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

$19,948	$18,037	$7,066	$3,107	$1,291	$1,427	$74,891	$90,804	$26,676	$17,886
(4,235)	462	(982)	324	(239)	1,184	20,566	38,254	(513)	(588)
(5,959)	(18,307)	7,342	(5,512)	287	(2,677)	(45,229)	75,025	(38,683)	(2,773)

9,754	192	13,426	(2,081)	1,339	(66)	50,228	204,083	(12,520)	14,525

(17,826)	(13,498)	(6,527)	(3,191)	(1,240)	(1,369)	(80,322)	(105,587)	(26,637)	(17,186)
0	0	0	0	0	0	0	0	(515)	0
0	0	0	0	0	0	0	0	0	0

(17,826)	(13,498)	(6,527)	(3,191)	(1,240)	(1,369)	(80,322)	(105,587)	(27,152)	(17,186)

41,665	220,618	128,633	69,647	20,046	32,134	1,314,803	983,067	229,491	364,630
(343,074)	(136,912)	(29,779)	(24,580)	(40,314)	(50,239)	(1,442,696)	(1,301,580)	(171,194)	(71,721)
(301,409)	83,706	98,854	45,067	(20,268)	(18,105)	(127,893)	(318,513)	58,297	292,909

(309,481)	70,400	105,753	39,795	(20,169)	(19,540)	(157,987)	(220,017)	18,625	290,248

1,136,011	1,065,611	148,992	109,197	70,864	90,404	1,824,151	2,044,168	737,459	447,211
$826,530	$1,136,011	$254,745	$148,992	$50,695	$70,864	$1,666,164	$1,824,151	$756,084	$737,459

$4,723	$2,601	$1,483	$944	$242	$190	$5,684	$5,459	$2,209	$1,988

800	4,200	1,950	1,050	350	550	13,050	9,850	2,200	3,500
(6,600)	(2,600)	(450)	(350)	(700)	(850)	(14,350)	(13,050)	(1,700)	(700)
(5,800)	1,600	1,500	700	(350)	(300)	(1,300)	(3,200)	500	2,800

ANNUAL REPORT	JUNE 30, 2018	29

Statements of Changes in Net Assets (Cont.)

	PIMCO Active Bond Exchange-Traded Fund		PIMCO Enhanced Low Duration Active Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$64,089	$61,647	$3,412	$1,653
Net realized gain (loss)	(35,474)	(26,162)	(113)	10
Net change in unrealized appreciation (depreciation)	(21,676)	365	(1,939)	216

Net Increase (Decrease) in Net Assets Resulting from Operations	6,939	35,850	1,360	1,879

Distributions to Shareholders:
From net investment income	(61,891)	(53,716)	(3,376)	(1,285)
From net realized capital gains	0	0	0	0
Tax basis return of capital	(5,271)	(17,981)	0	0

Total Distributions(a)	(67,162)	(71,697)	(3,376)	(1,285)

Fund Share Transactions:
Receipts for shares sold	201,594	133,005	73,439	35,219
Cost of shares redeemed	(108,896)	(652,322)	(7,988)	0
Net increase (decrease) resulting from Fund share transactions	92,698	(519,317)	65,451	35,219

Total Increase (Decrease) in Net Assets	32,475	(555,164)	63,435	35,813

Net Assets:
Beginning of year	2,039,657	2,594,821	93,947	58,134
End of year*	$2,072,132	$2,039,657	$157,382	$93,947

* Including undistributed (overdistributed) net investment income of:	$(80)	$7,723	$396	$333

Shares of Beneficial Interest:
Shares sold	1,900	1,250	730	350
Shares redeemed	(1,050)	(6,200)	(80)	0
Net increase (decrease) in shares outstanding	850	(4,950)	650	350

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

$155,560	$81,399	$6,579	$6,080	$1,031	$811
(4,843)	6,298	(445)	(2,191)	(221)	(384)
(13,066)	26,398	(2,970)	(5,467)	(268)	(249)

137,651	114,095	3,164	(1,578)	542	178

(147,351)	(80,300)	(6,575)	(5,984)	(1,009)	(784)
(2,043)	0	0	0	0	0
0	0	0	0	0	0

(149,394)	(80,300)	(6,575)	(5,984)	(1,009)	(784)

2,993,841	3,131,507	24,103	39,807	7,535	5,032
(767,903)	(616,899)	(5,300)	(26,373)	(5,020)	(7,481)
2,225,938	2,514,608	18,803	13,434	2,515	(2,449)

2,214,195	2,548,403	15,392	5,872	2,048	(3,055)

7,195,945	4,647,542	259,917	254,045	65,826	68,881
$9,410,140	$7,195,945	$275,309	$259,917	$67,874	$65,826

$19,508	$10,918	$569	$565	$62	$40

29,470	30,870	450	750	150	100
(7,560)	(6,090)	(100)	(500)	(100)	(150)
21,910	24,780	350	250	50	(50)

ANNUAL REPORT	JUNE 30, 2018	31

Statements of Cash Flows

Year Ended June 30, 2018
(Amounts in thousands†)	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$6,939	$1,360

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(3,439,166)	(700,062)
Proceeds from sales of long-term securities	3,728,163	614,436
(Purchases) Proceeds from sales of short-term portfolio investments, net	33,090	(9,103)
(Increase) decrease in deposits with counterparty	(11,548)	373
(Increase) decrease in receivable for investments sold	567,111	(24,649)
(Increase) decrease in interest and/or dividends receivable	(509)	(689)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	3,965	473
Proceeds from (Payments on) over the counter financial derivative instruments	(15,249)	(184)
Increase (Decrease) in reimbursement receivable from PIMCO	0	(11)
Increase (decrease) in payable for investments purchased	(451,553)	(1,657)
Increase (decrease) in deposits from counterparty	(4,512)	0
Increase (decrease) in accrued management fees	(14)	28
Proceeds from (Payments on) short sales transactions, net	(122,524)	7,747
Proceeds from (Payments on) foreign currency transactions	(130)	(8)
Increase (decrease) in other liabilities	(18)	(1)
Net Realized (Gain) Loss
Investments in securities	26,746	534
Exchange-traded or centrally cleared financial derivative instruments	(4,690)	(604)
Over the counter financial derivative instruments	13,318	212
Short sales	0	(35)
Foreign currency	100	6
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	27,230	2,008
Exchange-traded or centrally cleared financial derivative instruments	820	146
Over the counter financial derivative instruments	(6,404)	(209)
Short sales	0	(8)
Foreign currency assets and liabilities	30	2
Net amortization (accretion) on investments	5,841	413

Net Cash Provided by (Used for) Operating Activities	357,036	(109,482)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	206,898	71,447
Payments on shares redeemed	(108,896)	(7,988)
Increase (decrease) in overdraft due to custodian	1	17,883
Cash distributions paid	(67,162)	(3,376)
Proceeds from reverse repurchase agreements	6,006,060	279,376
Payments on reverse repurchase agreements	(5,909,736)	(318,779)
Proceeds from sale-buyback transactions	8,398,546	9,013,928
Payments on sale-buyback transactions	(8,882,647)	(8,943,094)

Net Cash Received from (Used for) Financing Activities	(356,936)	109,397

Net Increase (Decrease) in Cash and Foreign Currency	100	(85)

Cash and Foreign Currency:
Beginning of year	190	103
End of year	$290	$18

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$3,869	$909

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

32	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

U.S. TREASURY OBLIGATIONS 98.6%
U.S. Treasury Bonds
8.125% due 08/15/2019	$3,160	$3,359
U.S. Treasury Notes
0.750% due 07/15/2019	1,695	1,667
0.875% due 07/31/2019	2,520	2,480
0.875% due 09/15/2019	4,045	3,971
1.000% due 10/15/2019	4,040	3,967
1.375% due 12/15/2019	3,540	3,485
1.375% due 01/15/2020	3,745	3,682
1.375% due 09/15/2020	2,980	2,905
1.500% due 04/15/2020	3,570	3,507
1.500% due 06/15/2020	2,845	2,789
1.500% due 07/15/2020	3,515	3,443
1.500% due 08/15/2020	2,980	2,916

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 03/15/2020	$3,395	$3,345
1.625% due 10/15/2020	2,865	2,805
1.875% due 12/15/2020	3,355	3,299
2.000% due 01/15/2021	2,185	2,153
2.375% due 03/15/2021	2,315	2,301
2.375% due 04/15/2021	4,060	4,034
2.625% due 08/15/2020	1,460	1,462
2.625% due 11/15/2020	4,220	4,224
2.625% due 06/15/2021	1,500	1,500
3.125% due 05/15/2021	5,000	5,070
3.375% due 11/15/2019	4,395	4,448
3.500% due 05/15/2020	4,340	4,417
3.625% due 02/15/2020	5,425	5,521
3.625% due 02/15/2021	3,500	3,590

Total U.S. Treasury Obligations (Cost $87,351)		86,340

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (a) 0.4%
$376

Total Short-Term Instruments (Cost $376)	376

Total Investments in Securities (Cost $87,727)	86,716

Total Investments 99.0% (Cost $87,727)	$86,716

Other Assets and Liabilities, net 1.0%	900

Net Assets 100.0%	$87,616

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$376	U.S. Treasury Notes 2.000% due 10/31/2022	$(385)	$376	$376

Total Repurchase Agreements						$(385)	$376	$376

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$376	$0	$0	$0	$376	$(385)	$(9)

Total Borrowings and Other Financing Transactions	$376	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$86,340	$0	$86,340
Short-Term Instruments
Repurchase Agreements	0	376	0	376

Total Investments	$0	$86,716	$0	$86,716

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	33

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

U.S. TREASURY OBLIGATIONS 99.8%
U.S. Treasury STRIPS (a)
0.000% due 05/15/2043	$1,767	$847
0.000% due 08/15/2043	18,628	8,861
0.000% due 11/15/2043	17,932	8,458
0.000% due 02/15/2044	18,436	8,639
0.000% due 05/15/2044	18,478	8,591
0.000% due 08/15/2044	18,094	8,345
0.000% due 11/15/2044	18,512	8,482
0.000% due 02/15/2045	18,405	8,357
0.000% due 05/15/2045	18,536	8,375
0.000% due 08/15/2045	18,280	8,185
0.000% due 11/15/2045	18,482	8,221
0.000% due 02/15/2046	18,421	8,118
0.000% due 05/15/2046	18,140	7,936
0.000% due 08/15/2046	18,515	8,057
0.000% due 11/15/2046	18,139	7,819

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/15/2047	$18,450	$7,907
0.000% due 05/15/2047	18,600	7,907
0.000% due 08/15/2047	18,218	7,674
0.000% due 11/15/2047	18,315	7,663
0.000% due 02/15/2048	18,500	7,701
0.000% due 05/15/2048	18,500	7,663

Total U.S. Treasury Obligations (Cost $177,362)		163,806

Total Investments in Securities (Cost $177,362)		163,806

Total Investments 99.8% (Cost $177,362)		$163,806

Other Assets and Liabilities, net 0.2%		222

Net Assets 100.0%		$164,028

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$163,806	$0	$163,806

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

34	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

U.S. TREASURY OBLIGATIONS 99.8%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2020	$98,046	$97,020
0.125% due 04/15/2021	87,260	85,940
0.125% due 01/15/2022	83,216	81,816
0.125% due 04/15/2022	81,320	79,672
0.125% due 07/15/2022	82,977	81,618
0.125% due 01/15/2023	78,988	77,235
0.625% due 07/15/2021	71,862	72,148
0.625% due 04/15/2023	33,982	33,931
1.125% due 01/15/2021	75,902	76,904
1.250% due 07/15/2020	67,776	68,891
1.375% due 01/15/2020	35,033	35,434
1.875% due 07/15/2019	33,489	34,037

Total U.S. Treasury Obligations (Cost $838,191)		824,646

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
$260

Total Short-Term Instruments (Cost $260)	260

Total Investments in Securities (Cost $838,451)	824,906

Total Investments 99.8% (Cost $838,451)	$824,906

Other Assets and Liabilities, net 0.2%	1,624

Net Assets 100.0%	$826,530

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$260	U.S. Treasury Notes 2.000% due 10/31/2022	$(268)	$260	$260

Total Repurchase Agreements						$(268)	$260	$260

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$260	$0	$0	$0	$260	$(268)	$(8)

Total Borrowings and Other Financing Transactions	$260	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$824,646	$0	$824,646
Short-Term Instruments
Repurchase Agreements	0	260	0	260

Total Investments	$0	$824,906	$0	$824,906

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	35

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.6%
U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$29,616	$28,060
0.750% due 02/15/2042	30,382	29,694
0.750% due 02/15/2045	28,950	28,115
0.875% due 02/15/2047	22,976	23,001
1.000% due 02/15/2046	25,686	26,482
1.000% due 02/15/2048	16,463	17,033
1.375% due 02/15/2044	30,233	33,784
2.125% due 02/15/2040	20,681	26,023
2.125% due 02/15/2041	32,716	41,465

Total U.S. Treasury Obligations (Cost $251,026)		253,657

Total Investments in Securities (Cost $251,026)		253,657

Total Investments 99.6% (Cost $251,026)		$253,657

Other Assets and Liabilities, net 0.4%		1,088

Net Assets 100.0%		$254,745

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$253,657	$0	$253,657

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

36	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

U.S. TREASURY OBLIGATIONS 98.9%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$3,653	$3,592
0.125% due 07/15/2022	2,857	2,810
0.125% due 01/15/2023	2,411	2,357
0.125% due 07/15/2026	1,223	1,172
0.375% due 07/15/2025	3,077	3,023
0.375% due 01/15/2027	1,905	1,852
0.625% due 01/15/2024	4,435	4,430
0.750% due 02/15/2042	2,580	2,522
0.875% due 02/15/2047	690	691
1.000% due 02/15/2046	754	777
1.000% due 02/15/2048	345	357

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 01/15/2021	$5,050	$5,117
1.375% due 01/15/2020	3,286	3,323
1.375% due 02/15/2044	2,750	3,073
1.750% due 01/15/2028	3,425	3,744
2.000% due 01/15/2026	2,980	3,266
2.125% due 02/15/2040	639	804
2.375% due 01/15/2025	3,287	3,646
2.500% due 01/15/2029	2,495	2,934
3.375% due 04/15/2032	483	645

Total U.S. Treasury Obligations (Cost $51,754)		50,135

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
$207

Total Short-Term Instruments (Cost $207)	207

Total Investments in Securities (Cost $51,961)	50,342

Total Investments 99.3% (Cost $51,961)	$50,342

Other Assets and Liabilities, net 0.7%	353

Net Assets 100.0%	$50,695

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$207	U.S. Treasury Notes 2.000% due 10/31/2022	$(214)	$207	$207

Total Repurchase Agreements						$(214)	$207	$207

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$207	$0	$0	$0	$207	$(214)	$(7)

Total Borrowings and Other Financing Transactions	$207	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$50,135	$0	$50,135
Short-Term Instruments
Repurchase Agreements	0	207	0	207

Total Investments	$0	$50,342	$0	$50,342

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	37

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.0%

CORPORATE BONDS & NOTES 93.1%

BANKING & FINANCE 10.8%
Abe Investment Holdings, Inc.
10.500% due 10/16/2020	$1,200	$1,245
AGFC Capital Trust
4.098% (US0003M + 1.750%) due 01/15/2067 ~	1,500	908
Aircastle Ltd.
5.125% due 03/15/2021	3,931	4,029
5.500% due 02/15/2022	5,530	5,700
Ally Financial, Inc.
3.500% due 01/27/2019	5,447	5,447
3.750% due 11/18/2019	3,619	3,624
4.125% due 03/30/2020	4,260	4,276
4.125% due 02/13/2022	4,613	4,542
4.250% due 04/15/2021	3,774	3,783
4.750% due 09/10/2018	3,654	3,665
8.000% due 03/15/2020	2,050	2,196
CIT Group, Inc.
3.875% due 02/19/2019	75	75
5.000% due 08/15/2022	7,266	7,366
5.375% due 05/15/2020	3,706	3,813
CoreCivic, Inc.
5.000% due 10/15/2022	6,108	6,139
Crescent Communities LLC
8.875% due 10/15/2021	1,981	2,100
Equinix, Inc.
5.375% due 01/01/2022	4,239	4,377
FBM Finance, Inc.
8.250% due 08/15/2021	5,901	6,174
Genworth Holdings, Inc.
7.625% due 09/24/2021	2,213	2,271
Icahn Enterprises LP
6.250% due 02/01/2022	4,352	4,450
International Lease Finance Corp.
6.250% due 05/15/2019	1,999	2,050
Iron Mountain, Inc.
4.375% due 06/01/2021	4,051	4,055
iStar, Inc.
5.000% due 07/01/2019	2,761	2,756
5.250% due 09/15/2022	2,790	2,720
Jefferies Finance LLC
7.375% due 04/01/2020	5,577	5,631
7.500% due 04/15/2021	3,373	3,440
KCA Deutag UK Finance PLC
9.875% due 04/01/2022	5,159	5,358
LoanCore Capital Markets LLC
6.875% due 06/01/2020	1,740	1,763
Nationstar Mortgage LLC
6.500% due 08/01/2018	800	801
7.875% due 10/01/2020	2,898	2,916
9.625% due 05/01/2019	3,921	3,951
Navient Corp.
4.875% due 06/17/2019	4,049	4,074
5.000% due 10/26/2020	4,440	4,440
5.500% due 01/15/2019	3,144	3,173
5.500% due 01/25/2023	3,134	3,091
6.500% due 06/15/2022	4,371	4,480
6.625% due 07/26/2021	7,538	7,762
7.250% due 01/25/2022	500	525
8.000% due 03/25/2020	1,737	1,837
Radian Group, Inc.
5.250% due 06/15/2020	1,345	1,362
7.000% due 03/15/2021	1,158	1,232
Realogy Group LLC
4.500% due 04/15/2019	2,819	2,833
Royal Bank of Scotland Group PLC
6.125% due 12/15/2022	3,560	3,749
7.648% due 09/30/2031 •(d)	233	293
SBA Communications Corp.
4.000% due 10/01/2022	7,209	6,930

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Finance Corp.
5.625% due 03/15/2023	$500	$499
6.125% due 05/15/2022	5,213	5,343
7.750% due 10/01/2021	5,598	6,039
8.250% due 12/15/2020	2,364	2,559
Starwood Property Trust, Inc.
5.000% due 12/15/2021	4,960	5,010
Stearns Holdings LLC
9.375% due 08/15/2020	2,475	2,487
VEREIT Operating Partnership LP
4.125% due 06/01/2021	100	101

		179,440

INDUSTRIALS 75.9%
24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022	6,419	6,404
Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	750	759
ADT Corp.
3.500% due 07/15/2022	11,385	10,713
5.250% due 03/15/2020	4,273	4,358
Alberta ULC
14.000% due 02/13/2020 ^(b)(c)	672	7
Aleris International, Inc.
10.750% due 07/15/2023	3,426	3,456
Algeco Global Finance PLC
8.000% due 02/15/2023	3,842	3,919
Allegheny Technologies, Inc.
5.950% due 01/15/2021	4,087	4,128
Altice Financing S.A.
6.625% due 02/15/2023	5,105	5,044
Altice France S.A.
6.000% due 05/15/2022	12,713	12,808
Altice Luxembourg S.A.
7.750% due 05/15/2022	13,885	13,486
American Airlines Group, Inc.
5.500% due 10/01/2019	5,849	5,937
American Tire Distributors, Inc.
10.250% due 03/01/2022	1,250	281
Anixter, Inc.
5.125% due 10/01/2021	7,656	7,828
Antero Resources Corp.
5.125% due 12/01/2022	1,000	1,007
5.375% due 11/01/2021	4,667	4,743
APX Group, Inc.
6.375% due 12/01/2019 (f)	2,276	2,282
8.750% due 12/01/2020	1,800	1,727
ArcelorMittal
5.125% due 06/01/2020	3,702	3,813
5.250% due 08/05/2020	4,389	4,537
5.500% due 03/01/2021	4,251	4,440
6.250% due 02/25/2022	4,759	5,080
Arconic, Inc.
5.400% due 04/15/2021	5,530	5,703
6.150% due 08/15/2020	5,830	6,085
Ardagh Packaging Finance PLC
4.250% due 09/15/2022	8,175	8,042
6.000% due 06/30/2021	3,650	3,696
Ascent Resources Utica Holdings LLC
10.000% due 04/01/2022	7,304	8,071
Avis Budget Car Rental LLC
5.125% due 06/01/2022	1,000	984
Avon International Operations, Inc.
7.875% due 08/15/2022	250	249
Avon Products, Inc.
6.600% due 03/15/2020	8,695	8,608
7.000% due 03/15/2023	3,124	2,640
Ball Corp.
4.375% due 12/15/2020	4,990	5,046
Barminco Finance Pty. Ltd.
6.625% due 05/15/2022	3,261	3,098

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Baytex Energy Corp.
5.125% due 06/01/2021	$3,545	$3,448
BC Unlimited Liability Co.
4.625% due 01/15/2022	7,813	7,833
BMC Software Finance, Inc.
8.125% due 07/15/2021	11,367	11,637
Bombardier, Inc.
6.125% due 01/15/2023	1,500	1,511
7.750% due 03/15/2020	8,284	8,771
8.750% due 12/01/2021	14,224	15,718
Bristow Group, Inc.
6.250% due 10/15/2022	5,074	3,970
Brookfield Residential Properties, Inc.
6.500% due 12/15/2020	1,800	1,827
Cablevision Systems Corp.
8.000% due 04/15/2020	3,709	3,903
California Resources Corp.
8.000% due 12/15/2022	6,106	5,572
Calumet Specialty Products Partners LP
6.500% due 04/15/2021	8,226	8,226
Carrizo Oil & Gas, Inc.
7.500% due 09/15/2020	617	622
CCO Holdings LLC
5.250% due 03/15/2021	2,328	2,345
Centene Corp.
4.750% due 05/15/2022	5,507	5,569
5.625% due 02/15/2021	5,232	5,356
Cenveo Corp.
6.000% due 08/01/2019 ^(c)	3,476	1,286
Cequel Communications Holdings LLC
5.125% due 12/15/2021	10,734	10,721
CF Industries, Inc.
7.125% due 05/01/2020	6,580	6,967
Chesapeake Energy Corp.
4.875% due 04/15/2022 (f)	8,123	7,839
5.375% due 06/15/2021	1,000	985
6.625% due 08/15/2020	4,467	4,612
8.000% due 12/15/2022	1,000	1,053
CITGO Holding, Inc.
10.750% due 02/15/2020	4,529	4,840
Claire’s Stores, Inc.
9.000% due 03/15/2019 ^(c)	6,470	4,108
Clean Harbors, Inc.
5.125% due 06/01/2021	5,625	5,660
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	1,000	1,025
7.625% due 03/15/2020	15,392	15,358
Clearwater Paper Corp.
4.500% due 02/01/2023	1,500	1,410
CNX Resources Corp.
5.875% due 04/15/2022	8,066	8,128
Cogent Communications Group, Inc.
5.375% due 03/01/2022	2,164	2,229
CommScope, Inc.
5.000% due 06/15/2021	4,880	4,898
Community Health Systems, Inc.
6.875% due 02/01/2022	5,386	2,774
8.125% due 06/30/2024 (f)	2,450	2,037
11.000% due 06/30/2023 ×(f)	6,382	5,768
Comstock Resources, Inc. (10.000% Cash or 12.250% PIK)
10.000% due 03/15/2020 (b)	4,317	4,533
Consolidated Communications, Inc.
6.500% due 10/01/2022	3,565	3,342
Continental Resources, Inc.
5.000% due 09/15/2022	1,000	1,016
Corporate Risk Holdings LLC
9.500% due 07/01/2019	2,750	2,877
CPG Merger Sub LLC
8.000% due 10/01/2021	7,828	7,945
Crown Americas LLC
4.500% due 01/15/2023	3,384	3,325

38	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CSC Holdings LLC
6.750% due 11/15/2021	$4,788	$5,027
7.625% due 07/15/2018	1,773	1,778
8.625% due 02/15/2019	1,325	1,366
D.R. Horton, Inc.
3.750% due 03/01/2019	275	276
DAE Funding LLC
4.000% due 08/01/2020	200	198
4.500% due 08/01/2022	200	195
Darling Ingredients, Inc.
5.375% due 01/15/2022	5,819	5,899
DCP Midstream Operating LP
5.350% due 03/15/2020	4,430	4,524
Dell International LLC
5.875% due 06/15/2021	9,182	9,330
Dell, Inc.
4.625% due 04/01/2021	4,295	4,349
Denbury Resources, Inc.
9.000% due 05/15/2021	5,995	6,368
DISH DBS Corp.
5.125% due 05/01/2020	8,138	8,087
5.875% due 07/15/2022	8,693	8,204
6.750% due 06/01/2021	8,499	8,531
7.875% due 09/01/2019	6,014	6,255
DJO Finance LLC
8.125% due 06/15/2021	7,122	7,244
10.750% due 04/15/2020 (f)	1,265	1,243
DKT Finance ApS
9.375% due 06/17/2023 (a)	1,100	1,116
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (f)	2,400	2,436
DynCorp International, Inc. (10.375% Cash and 1.500% PIK)
11.875% due 11/30/2020 (b)	919	960
Edgewell Personal Care Co.
4.700% due 05/19/2021	5,272	5,285
EMC Corp.
2.650% due 06/01/2020	6,277	6,098
Endo Finance LLC
5.750% due 01/15/2022	8,689	7,820
Energy Transfer Equity LP
7.500% due 10/15/2020	3,942	4,213
EnPro Industries, Inc.
5.875% due 09/15/2022	1,550	1,589
Envision Healthcare Corp.
5.625% due 07/15/2022	1,000	1,022
Ferrellgas LP
6.750% due 01/15/2022 (f)	5,022	4,570
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020	8,252	8,280
5.250% due 04/15/2023	2,590	2,616
FMG Resources Pty. Ltd.
4.750% due 05/15/2022	7,555	7,319
Freeport-McMoRan, Inc.
3.100% due 03/15/2020	7,022	6,908
3.550% due 03/01/2022	7,617	7,255
3.875% due 03/15/2023	6,300	5,969
4.000% due 11/14/2021	1,000	980
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	10	10
GameStop Corp.
6.750% due 03/15/2021 (f)	1,800	1,831
Gates Global LLC
6.000% due 07/15/2022	4,556	4,624
GFL Environmental, Inc.
5.625% due 05/01/2022	5,126	4,959
Global Partners LP
6.250% due 07/15/2022	3,542	3,453
Global Ship Lease, Inc.
9.875% due 11/15/2022	1,100	1,089
GLP Capital LP
4.375% due 04/15/2021	300	301
4.875% due 11/01/2020	9,854	9,989

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
goeasy Ltd.
7.875% due 11/01/2022	$1,750	$1,855
Gogo Intermediate Holdings LLC
12.500% due 07/01/2022	3,136	3,356
Griffon Corp.
5.250% due 03/01/2022	7,442	7,268
Harland Clarke Holdings Corp.
8.375% due 08/15/2022	4,581	4,512
Harvest Operations Corp.
2.330% due 04/14/2021	10	10
HCA Healthcare, Inc.
6.250% due 02/15/2021	4,351	4,525
HCA, Inc.
3.750% due 03/15/2019	4,119	4,145
4.250% due 10/15/2019	50	51
5.875% due 03/15/2022	7,547	7,887
6.500% due 02/15/2020	13,603	14,198
7.500% due 02/15/2022	5,043	5,497
Herc Rentals, Inc.
7.500% due 06/01/2022	1,600	1,700
Hertz Corp.
5.875% due 10/15/2020	5,493	5,397
7.625% due 06/01/2022	4,346	4,183
Hexion, Inc.
6.625% due 04/15/2020	8,542	8,020
Hillman Group, Inc.
6.375% due 07/15/2022	1,800	1,732
HRG Group, Inc.
7.750% due 01/15/2022	4,146	4,270
Hughes Satellite Systems Corp.
7.625% due 06/15/2021	4,694	5,011
Huntsman International LLC
4.875% due 11/15/2020	7,971	8,120
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(c)	6,870	5,238
9.000% due 03/01/2021 ^(c)	13,050	9,983
11.250% due 03/01/2021 ^(c)	6,950	5,212
IHO Verwaltungs GmbH (4.125% Cash or 4.875% PIK)
4.125% due 09/15/2021 (b)	2,000	1,975
Imperial Metals Corp.
7.000% due 03/15/2019	400	358
Infor Software Parent LLC (7.125% Cash or 7.875% PIK)
7.125% due 05/01/2021 (b)	6,662	6,704
Infor U.S., Inc.
6.500% due 05/15/2022	7,786	7,854
Inmarsat Finance PLC
4.875% due 05/15/2022	4,140	4,088
Intelsat Connect Finance S.A.
12.500% due 04/01/2022	1,500	1,488
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020	13,027	13,027
7.500% due 04/01/2021	3,718	3,709
9.500% due 09/30/2022	1,250	1,450
International Game Technology PLC
5.625% due 02/15/2020	4,162	4,235
6.250% due 02/15/2022	8,985	9,255
INVISTA Finance LLC
4.250% due 10/15/2019	1,770	1,780
Jack Ohio Finance LLC
6.750% due 11/15/2021	3,570	3,686
Jaguar Land Rover Automotive PLC
3.500% due 03/15/2020	4,171	4,124
4.125% due 12/15/2018	5,360	5,387
JC Penney Corp., Inc.
5.650% due 06/01/2020	24	24
Jurassic Holdings, Inc.
6.875% due 02/15/2021 (f)	3,330	3,222
KB Home
4.750% due 05/15/2019	6,258	6,315
7.000% due 12/15/2021	2,690	2,838
7.500% due 09/15/2022	1,800	1,950
8.000% due 03/15/2020	3,220	3,437
Kindred Healthcare, Inc.
8.000% due 01/15/2020	300	323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinetic Concepts, Inc.
7.875% due 02/15/2021	$3,114	$3,165
12.500% due 11/01/2021	1,000	1,110
Kinross Gold Corp.
5.125% due 09/01/2021	5,131	5,290
KLX, Inc.
5.875% due 12/01/2022	1,000	1,042
L Brands, Inc.
5.625% due 02/15/2022	4,950	5,049
6.625% due 04/01/2021	8,777	9,304
Lennar Corp.
4.125% due 12/01/2018	500	502
4.125% due 01/15/2022	800	795
4.500% due 11/15/2019	4,357	4,401
4.750% due 04/01/2021	6,723	6,844
4.750% due 11/15/2022	2,000	2,001
6.250% due 12/15/2021	1,800	1,894
6.625% due 05/01/2020	250	264
LifePoint Health, Inc.
5.500% due 12/01/2021	7,361	7,379
Lightstream Resources Ltd.
8.625% due 02/01/2020 ^(c)	3,575	313
LKQ Corp.
4.750% due 05/15/2023	2,000	2,000
Mallinckrodt International Finance S.A.
4.875% due 04/15/2020 (f)	4,475	4,419
5.750% due 08/01/2022 (f)	8,189	7,411
Masonite International Corp.
5.625% due 03/15/2023	1,500	1,541
MEG Energy Corp.
6.375% due 01/30/2023	1,000	939
Men’s Wearhouse, Inc.
7.000% due 07/01/2022	1,100	1,141
MGM Resorts International
5.250% due 03/31/2020	1,750	1,787
6.625% due 12/15/2021	4,613	4,867
6.750% due 10/01/2020	4,504	4,729
7.750% due 03/15/2022	4,429	4,839
8.625% due 02/01/2019	5,404	5,566
Momentive Performance Materials, Inc.
3.880% due 10/24/2021	2,575	2,710
Murphy Oil Corp.
4.000% due 06/01/2022	1,000	978
4.450% due 12/01/2022	4,384	4,329
Murray Energy Corp.
11.250% due 04/15/2021	3,801	2,262
Nabors Industries, Inc.
4.625% due 09/15/2021	5,360	5,266
5.000% due 09/15/2020	1,795	1,817
National CineMedia LLC
6.000% due 04/15/2022	1,800	1,838
Navios Maritime Holdings, Inc.
7.375% due 01/15/2022	4,619	3,531
NCL Corp. Ltd.
4.750% due 12/15/2021	2,719	2,719
NCR Corp.
5.000% due 07/15/2022	3,500	3,482
5.875% due 12/15/2021	1,100	1,121
Neiman Marcus Group Ltd. LLC
8.000% due 10/15/2021	5,499	3,664
Netflix, Inc.
5.500% due 02/15/2022	7,593	7,849
Newfield Exploration Co.
5.750% due 01/30/2022	4,429	4,634
Nielsen Finance LLC
5.000% due 04/15/2022	8,548	8,421
Nokia Oyj
3.375% due 06/12/2022	5,765	5,595
5.375% due 05/15/2019	3,466	3,514
Northwest Acquisitions ULC
7.125% due 11/01/2022	1,600	1,600
Nuance Communications, Inc.
5.375% due 08/15/2020	1,423	1,427

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	39

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NuStar Logistics LP
4.800% due 09/01/2020	$1,800	$1,809
NXP BV
3.875% due 09/01/2022	4,105	4,043
4.125% due 06/15/2020	1,500	1,519
4.125% due 06/01/2021	8,601	8,601
Oasis Petroleum, Inc.
6.875% due 03/15/2022	4,684	4,776
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	11,849	11,642
Owens-Brockway Glass Container, Inc.
5.000% due 01/15/2022	2,187	2,187
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	1,200	1,165
4.500% due 03/15/2023	4,837	4,606
5.250% due 08/15/2022	6,746	6,704
Parker Drilling Co.
6.750% due 07/15/2022 (f)	3,329	2,447
Perstorp Holding AB
11.000% due 09/30/2021	1,000	1,078
PHI, Inc.
5.250% due 03/15/2019 (f)	3,678	3,614
Platform Specialty Products Corp.
6.500% due 02/01/2022	4,430	4,519
PolyOne Corp.
5.250% due 03/15/2023	3,000	3,067
Precision Drilling Corp.
6.500% due 12/15/2021	1,438	1,476
7.750% due 12/15/2023	250	264
QEP Resources, Inc.
5.375% due 10/01/2022	4,110	4,202
Radiate Holdco LLC
6.875% due 02/15/2023	1,875	1,809
Range Resources Corp.
5.000% due 08/15/2022	6,877	6,843
Resolute Energy Corp.
8.500% due 05/01/2020	1,280	1,280
Revlon Consumer Products Corp.
5.750% due 02/15/2021 (f)	4,409	3,318
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	6,810	6,844
Riverbed Technology, Inc.
8.875% due 03/01/2023	2,350	2,237
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021	1,000	993
Rockies Express Pipeline LLC
5.625% due 04/15/2020	8,422	8,664
6.000% due 01/15/2019	3,190	3,242
6.850% due 07/15/2018	2,763	2,767
Rowan Cos., Inc.
4.875% due 06/01/2022	2,948	2,801
7.875% due 08/01/2019	3,042	3,148
RR Donnelley & Sons Co.
7.875% due 03/15/2021	3,950	4,029
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	10	10
Sable Permian Resources Land LLC
7.125% due 11/01/2020	4,890	3,105
13.000% due 11/30/2020	4,299	4,772
Sabre GLBL, Inc.
5.375% due 04/15/2023	6,137	6,229
Sanchez Energy Corp.
7.250% due 02/15/2023	1,500	1,491
7.750% due 06/15/2021	9,564	8,201
Sanmina Corp.
4.375% due 06/01/2019	1,808	1,813
Sears Holdings Corp.
8.000% due 12/15/2019 (f)	3,618	1,773
Select Medical Corp.
6.375% due 06/01/2021	3,231	3,287
SESI LLC
7.125% due 12/15/2021	1,819	1,853

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinclair Television Group, Inc.
5.375% due 04/01/2021	$1,800	$1,818
6.125% due 10/01/2022	1,800	1,838
Sirius XM Radio, Inc.
3.875% due 08/01/2022	8,352	8,101
Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (b)	6,139	6,170
Southwestern Energy Co.
4.100% due 03/15/2022	8,330	7,997
Standard Industries, Inc.
5.500% due 02/15/2023	4,490	4,585
SUPERVALU, Inc.
6.750% due 06/01/2021 (f)	1,785	1,825
Syniverse Holdings, Inc.
9.125% due 01/15/2019	281	280
T-Mobile USA, Inc.
4.000% due 04/15/2022	6,102	6,055
Taylor Morrison Communities, Inc.
5.250% due 04/15/2021	1,680	1,682
Teck Resources Ltd.
3.750% due 02/01/2023	1,900	1,810
4.750% due 01/15/2022	5,566	5,605
Teekay Corp.
8.500% due 01/15/2020	1,800	1,863
TEGNA, Inc.
5.125% due 10/15/2019	1,259	1,261
Teine Energy Ltd.
6.875% due 09/30/2022	4,610	4,679
Tenet Healthcare Corp.
4.375% due 10/01/2021	5,621	5,558
4.500% due 04/01/2021	3,895	3,876
4.750% due 06/01/2020	3,902	3,931
5.500% due 03/01/2019	4,441	4,508
6.000% due 10/01/2020	4,099	4,227
7.500% due 01/01/2022	600	626
8.125% due 04/01/2022	9,610	10,066
Toll Brothers Finance Corp.
4.000% due 12/31/2018	2,395	2,401
5.875% due 02/15/2022	3,465	3,608
Tops Holding LLC
9.000% due 03/15/2021 ^«(c)	883	718
TPC Group, Inc.
8.750% due 12/15/2020	5,020	4,995
TransDigm, Inc.
5.500% due 10/15/2020	4,560	4,566
6.000% due 07/15/2022	4,702	4,739
Transocean, Inc.
5.800% due 10/15/2022	4,811	4,786
TRI Pointe Group, Inc.
4.875% due 07/01/2021	1,300	1,311
Triumph Group, Inc.
4.875% due 04/01/2021	5,458	5,281
TRU Taj LLC
12.000% due 08/15/2021 ^	2,000	1,510
Ultra Resources, Inc.
6.875% due 04/15/2022 (f)	1,680	1,281
Unisys Corp.
10.750% due 04/15/2022	2,445	2,751
Unit Corp.
6.625% due 05/15/2021	4,326	4,337
United Continental Holdings, Inc.
4.250% due 10/01/2022	1,780	1,720
United States Steel Corp.
7.375% due 04/01/2020	1,389	1,479
Urban One, Inc.
9.250% due 02/15/2020 (f)	1,400	1,365
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020	4,793	4,857
5.500% due 03/01/2023	4,867	4,551
5.625% due 12/01/2021	6,060	5,984
6.500% due 03/15/2022	600	623
6.750% due 08/15/2021	1,000	1,011
7.500% due 07/15/2021	8,127	8,269

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VeriSign, Inc.
4.625% due 05/01/2023	$5,725	$5,789
Vertiv Intermediate Holding Corp. (12.000% Cash or 13.000% PIK)
12.000% due 02/15/2022 (b)	1,200	1,168
Videotron Ltd.
5.000% due 07/15/2022	1,700	1,730
Virgin Australia Holdings Ltd.
7.875% due 10/15/2021	1,100	1,097
Virgin Media Secured Finance PLC
5.250% due 01/15/2021	1,490	1,518
Watco Cos. LLC
6.375% due 04/01/2023	2,990	3,050
Weatherford International Ltd.
4.500% due 04/15/2022 (f)	4,877	4,501
7.750% due 06/15/2021	6,512	6,724
WEX, Inc.
4.750% due 02/01/2023	3,490	3,517
Whiting Petroleum Corp.
5.750% due 03/15/2021	5,054	5,178
WPX Energy, Inc.
6.000% due 01/15/2022	4,583	4,789
WR Grace & Co-Conn
5.125% due 10/01/2021	5,368	5,502
Xerium Technologies, Inc.
9.500% due 08/15/2021	1,800	1,901
XPO Logistics, Inc.
6.500% due 06/15/2022	8,737	8,988
Yum! Brands, Inc.
3.875% due 11/01/2020	1,770	1,755
ZF North America Capital, Inc.
4.000% due 04/29/2020	4,386	4,419

		1,264,695

UTILITIES 6.4%
AES Corp.
4.000% due 03/15/2021	2,105	2,100
American Midstream Partners LP
8.500% due 12/15/2021	1,500	1,478
CenturyLink, Inc.
5.625% due 04/01/2020	4,267	4,331
5.800% due 03/15/2022	11,496	11,439
6.450% due 06/15/2021	8,417	8,696
Covanta Holding Corp.
6.375% due 10/01/2022	1,000	1,024
Frontier Communications Corp.
8.125% due 10/01/2018 (f)	6,419	6,483
10.500% due 09/15/2022	1,680	1,533
Genesis Energy LP
6.750% due 08/01/2022	6,779	6,881
Great Western Petroleum LLC
9.000% due 09/30/2021	3,447	3,550
NGL Energy Partners LP
6.875% due 10/15/2021	3,569	3,627
NGPL PipeCo LLC
4.375% due 08/15/2022	7,451	7,404
NRG Energy, Inc.
6.250% due 07/15/2022	1,400	1,444
SemGroup Corp.
5.625% due 07/15/2022	4,608	4,493
Sprint Capital Corp.
6.900% due 05/01/2019	2,265	2,316
Sprint Communications, Inc.
6.000% due 11/15/2022	9,337	9,279
7.000% due 03/01/2020	4,380	4,555
7.000% due 08/15/2020	5,593	5,803
9.000% due 11/15/2018	3,972	4,056
Sprint Corp.
7.250% due 09/15/2021	8,381	8,737
Talen Energy Supply LLC
4.600% due 12/15/2021	3,363	2,917
9.500% due 07/15/2022 (f)	2,393	2,362

40	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Targa Resources Partners LP
4.125% due 11/15/2019	$2,644	$2,651
Texas Competitive Electric Holdings Company LLC
10.250% due 11/01/2015 ^«(c)	2,525	8

		107,167

Total Corporate Bonds & Notes (Cost $1,585,388)		1,551,302

SHORT-TERM INSTRUMENTS 4.9%

REPURCHASE AGREEMENTS (g) 4.9%
		80,979

Total Short-Term Instruments (Cost $80,979)		80,979

Total Investments in Securities (Cost $1,666,367)		1,632,281

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

MUTUAL FUNDS 3.4%
PIMCO Government Money Market Fund (e)(f)	58,023,513	$58,024

Total Short-Term Instruments (Cost $58,024)		58,024

Total Investments in Affiliates (Cost $58,024)		58,024

Total Investments 101.4% (Cost $1,724,391)		$1,690,305

Financial Derivative Instruments (h) 0.0% (Cost or Premiums, net $9,256)		32

Other Assets and Liabilities, net (1.4)%		(24,173)

Net Assets 100.0%		$1,666,164

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Institutional Class Shares of each Fund.
(f)	Securities with an aggregate market value of $59,527 were out on loan in exchange for $61,029 of cash collateral as of June 30, 2018. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$5,779	U.S. Treasury Notes 2.000% due 10/31/2022	$(5,900)	$5,779	$5,779
MBC	2.070	06/28/2018	07/05/2018	20,000	U.S. Treasury Bonds 2.500% due 05/15/2046	(20,595)	20,000	20,005
	2.260	06/29/2018	07/02/2018	55,200	U.S. Treasury Notes 2.000% due 08/31/2021	(56,981)	55,200	55,210

Total Repurchase Agreements						$(83,476)	$80,979	$80,994

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	41

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$5,779	$0	$0	$0	$5,779	$(5,900)	$(121)
MBC	75,215	0	0	0	75,215	(77,576)	(2,361)

Master Securities Lending Agreement
BCY	0	0	0	34,403	34,403	(35,387)	(984)
BMO	0	0	0	503	503	(514)	(11)
DEU	0	0	0	3,175	3,175	(3,241)	(66)
FOB	0	0	0	5,029	5,029	(5,127)	(98)
JPM	0	0	0	8,488	8,488	(8,658)	(170)
RDR	0	0	0	4,359	4,359	(4,462)	(103)
SAL	0	0	0	3,570	3,570	(3,640)	(70)

Total Borrowings and Other Financing Transactions	$80,994	$0	$0	$59,527

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$59,527	$0	$0	$0	$59,527

Total Borrowings	$59,527	$0	$0	$0	$59,527

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$59,527

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(26) at a weighted average interest rate of 0.010%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2018	762	$86,576	$29	$0	$(18)

Total Futures Contracts				$29	$0	$(18)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
Index/Tranches								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$145,200	$9,256	$(544)	$8,712	$57	$(7)

Total Swap Agreements					$9,256	$(544)	$8,712	$57	$(7)

42	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$57	$57	$0	$(18)	$(7)	$(25)

Cash of $7,239 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$57	$0	$0	$0	$57

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18
Swap Agreements	0	7	0	0	0	7

	$0	$7	$0	$0	$18	$25

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,565)	$(1,565)
Swap Agreements	0	12,253	0	0	43	12,296

	$0	$12,253	$0	$0	$(1,522)	$10,731

Over the counter
Swap Agreements	$0	$3	$0	$0	$0	$3

	$0	$12,256	$0	$0	$(1,522)	$10,734

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$214	$214
Swap Agreements	0	(7,859)	0	0	0	(7,859)

	$0	$(7,859)	$0	$0	$214	$(7,645)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	43

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

June 30, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$179,440	$0	$179,440
Industrials	0	1,263,977	718	1,264,695
Utilities	0	107,159	8	107,167
Short-Term Instruments
Repurchase Agreements	0	80,979	0	80,979

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	58,024	0	0	58,024

Total Investments	$58,024	$1,631,555	$726	$1,690,305

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$57	$0	$57

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(18)	$(7)	$0	$(25)

Total Financial Derivative Instruments	$(18)	$50	$0	$32

Totals	$58,006	$1,631,605	$726	$1,690,337

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

44	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

CORPORATE BONDS & NOTES 96.4%

BANKING & FINANCE 36.5%
ABN AMRO Bank NV
4.750% due 07/28/2025	$500	$498
AerCap Ireland Capital DAC
4.500% due 05/15/2021	1,505	1,536
4.625% due 10/30/2020	4,420	4,508
Aflac, Inc.
3.625% due 11/15/2024	3,125	3,096
AIG Global Funding
2.817% (US0003M + 0.480%) due 07/02/2020 ~	1,800	1,802
American Express Co.
2.650% due 12/02/2022	350	336
4.050% due 12/03/2042	437	428
American Honda Finance Corp.
2.450% due 09/24/2020	3,099	3,061
American International Group, Inc.
3.750% due 07/10/2025	4,645	4,490
3.900% due 04/01/2026	750	726
American Tower Corp.
3.125% due 01/15/2027	3,265	2,922
Athene Global Funding
3.000% due 07/01/2022	1,480	1,434
Athene Holding Ltd.
4.125% due 01/12/2028	1,690	1,561
Aviation Capital Group LLC
6.750% due 04/06/2021	100	108
7.125% due 10/15/2020	100	108
B3 S.A. - Brasil Bolsa Balcao
5.500% due 07/16/2020	1,070	1,091
Banco do Brasil S.A.
6.000% due 01/22/2020	325	337
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	375	370
Bank of America Corp.
2.369% due 07/21/2021 •	1,590	1,559
2.650% due 04/01/2019	1,345	1,344
3.419% due 12/20/2028 •	2,967	2,796
3.500% due 04/19/2026	4,700	4,549
4.000% due 04/01/2024	2,306	2,327
7.750% due 05/14/2038	350	475
Bank of New York Mellon Corp.
3.000% due 02/24/2025	4,151	3,990
Barclays PLC
4.375% due 01/12/2026	5,200	5,063
BB&T Corp.
2.450% due 01/15/2020	4,426	4,384
Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	327	391
BNP Paribas S.A.
5.000% due 01/15/2021	5,770	5,994
Boston Properties LP
3.800% due 02/01/2024	765	762
BPCE S.A.
4.500% due 03/15/2025	2,910	2,840
5.150% due 07/21/2024	725	736
Brighthouse Financial, Inc.
4.700% due 06/22/2047	1,330	1,099
Capital One Financial Corp.
4.750% due 07/15/2021	3,780	3,909
Cboe Global Markets, Inc.
3.650% due 01/12/2027	400	387
Charles Schwab Corp.
3.000% due 03/10/2025	300	289
China Cinda Finance Ltd.
4.250% due 04/23/2025 (d)	770	752
Chubb INA Holdings, Inc.
3.350% due 05/03/2026	3,713	3,605
4.350% due 11/03/2045	741	760

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
2.700% due 03/30/2021	$2,545	$2,497
2.876% due 07/24/2023 •	1,590	1,534
3.400% due 05/01/2026	3,424	3,254
3.700% due 01/12/2026	3,610	3,504
4.000% due 08/05/2024	3,227	3,176
8.125% due 07/15/2039	84	118
Citizens Financial Group, Inc.
2.375% due 07/28/2021	100	97
CME Group, Inc.
3.000% due 09/15/2022	2,277	2,253
3.000% due 03/15/2025	400	386
Commonwealth Bank of Australia
2.750% due 03/10/2022	750	732
Cooperatieve Rabobank UA
3.875% due 02/08/2022	325	330
5.250% due 05/24/2041	3,986	4,471
Credit Suisse AG
3.000% due 10/29/2021	830	819
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023	3,522	3,480
4.875% due 05/15/2045	750	742
Crown Castle International Corp.
4.450% due 02/15/2026	3,341	3,324
Deutsche Bank AG
3.312% (US0003M + 0.970%) due 07/13/2020 ~	1,900	1,889
4.100% due 01/13/2026 (b)	4,522	4,207
Duke Realty LP
3.875% due 10/15/2022	250	253
Essex Portfolio LP
3.250% due 05/01/2023	2,110	2,053
First Republic Bank
4.375% due 08/01/2046	250	240
Ford Motor Credit Co. LLC
2.375% due 03/12/2019	4,898	4,880
3.336% due 03/18/2021	750	744
5.875% due 08/02/2021	2,682	2,845
GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	4,425	4,325
4.418% due 11/15/2035	3,697	3,586
General Motors Financial Co., Inc.
3.700% due 11/24/2020	750	754
Goldman Sachs Group, Inc.
2.550% due 10/23/2019	5,215	5,185
3.359% (US0003M + 1.000%) due 07/24/2023 ~	1,900	1,908
3.500% due 01/23/2025	400	387
4.750% due 10/21/2045	625	620
6.750% due 10/01/2037	2,920	3,475
Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	1,480	1,417
Healthcare Trust of America Holdings LP
2.950% due 07/01/2022	1,480	1,433
Hospitality Properties Trust
5.000% due 08/15/2022	709	729
HSBC Holdings PLC
3.900% due 05/25/2026	750	734
4.300% due 03/08/2026	3,806	3,818
HSBC USA, Inc.
2.375% due 11/13/2019	5,205	5,155
Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	600	815
ING Bank NV
2.500% due 10/01/2019	3,750	3,723
Intercontinental Exchange, Inc.
2.500% due 10/15/2018	375	375
John Deere Capital Corp.
2.800% due 03/06/2023	3,756	3,666
3.900% due 07/12/2021	275	280
JPMorgan Chase & Co.
2.550% due 03/01/2021	3,792	3,717
2.950% due 10/01/2026	4,339	4,033
3.625% due 05/13/2024	4,073	4,047

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.850% due 02/01/2044	$2,606	$2,698
5.400% due 01/06/2042	300	333
KeyCorp
2.900% due 09/15/2020	2,684	2,664
Kilroy Realty LP
3.800% due 01/15/2023	725	721
Kimco Realty Corp.
4.450% due 09/01/2047	750	689
Lazard Group LLC
3.750% due 02/13/2025	3,090	2,996
Liberty Mutual Group, Inc.
4.850% due 08/01/2044	750	754
Lloyds Bank PLC
5.800% due 01/13/2020	400	415
Lloyds Banking Group PLC
3.750% due 01/11/2027	4,125	3,905
Macquarie Bank Ltd.
6.625% due 04/07/2021	49	53
Marsh & McLennan Cos., Inc.
3.750% due 03/14/2026	433	429
4.350% due 01/30/2047	200	200
MetLife, Inc.
5.700% due 06/15/2035	750	856
5.875% due 02/06/2041	85	100
9.250% due 04/08/2068	725	986
Metropolitan Life Global Funding
2.650% due 04/08/2022	1,355	1,319
Mitsubishi UFJ Financial Group, Inc.
2.665% due 07/25/2022	1,590	1,535
3.850% due 03/01/2026	1,540	1,532
Mizuho Financial Group, Inc.
2.632% due 04/12/2021	3,590	3,506
Morgan Stanley
3.875% due 01/27/2026	3,747	3,691
4.350% due 09/08/2026	4,094	4,050
7.300% due 05/13/2019	3,477	3,605
Nasdaq, Inc.
3.850% due 06/30/2026	100	97
National Australia Bank Ltd.
2.800% due 01/10/2022	750	731
National City Corp.
6.875% due 05/15/2019	2,965	3,067
New York Life Global Funding
2.350% due 07/14/2026	100	91
New York Life Insurance Co.
6.750% due 11/15/2039	740	983
Nippon Life Insurance Co.
4.700% due 01/20/2046 •	750	744
5.100% due 10/16/2044 •	750	766
Nissan Motor Acceptance Corp.
2.732% (US0003M + 0.390%) due 07/13/2020 ~	1,900	1,903
Nuveen Finance LLC
4.125% due 11/01/2024	750	747
ORIX Corp.
2.900% due 07/18/2022	1,590	1,547
PNC Bank N.A.
3.800% due 07/25/2023	400	402
Principal Life Global Funding
3.000% due 04/18/2026	852	799
Progressive Corp.
2.450% due 01/15/2027	200	181
Prudential Financial, Inc.
3.500% due 05/15/2024	3,990	3,959
Raymond James Financial, Inc.
3.625% due 09/15/2026	100	96
Santander Holdings USA, Inc.
4.500% due 07/17/2025	4,571	4,489
Societe Generale S.A.
4.250% due 04/14/2025	750	721
Spirit Realty LP
4.450% due 09/15/2026	1,690	1,623

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	45

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Standard Chartered PLC
3.050% due 01/15/2021	$880	$868
State Street Corp.
3.226% (US0003M + 0.900%) due 08/18/2020 ~	890	904
Sumitomo Life Insurance Co.
6.500% due 09/20/2073 •	600	650
Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	2,864	2,833
Sumitomo Mitsui Financial Group, Inc.
2.058% due 07/14/2021	750	720
3.119% (US0003M + 0.780%) due 07/12/2022 ~	1,500	1,507
Synchrony Financial
2.700% due 02/03/2020	250	247
Tanger Properties LP
3.750% due 12/01/2024	1,665	1,600
Toyota Motor Credit Corp.
1.900% due 04/08/2021	750	727
U.S. Bancorp
2.950% due 07/15/2022	4,138	4,044
UBS AG
2.901% (US0003M + 0.580%) due 06/08/2020 ~	1,490	1,495
UBS Group Funding Switzerland AG
4.125% due 09/24/2025	3,915	3,890
Visa, Inc.
4.300% due 12/14/2045	3,746	3,908
WEA Finance LLC
3.750% due 09/17/2024	2,985	2,950
Wells Fargo & Co.
2.625% due 07/22/2022	1,590	1,532
3.300% due 09/09/2024	6,065	5,862
4.125% due 08/15/2023	75	75
4.400% due 06/14/2046	750	688
Westpac Banking Corp.
2.850% due 05/13/2026	750	694
Weyerhaeuser Co.
7.375% due 03/15/2032	1,730	2,203
WR Berkley Corp.
4.625% due 03/15/2022	400	413

		276,226

INDUSTRIALS 48.6%
21st Century Fox America, Inc.
4.950% due 10/15/2045	880	922
6.400% due 12/15/2035	100	120
Abbott Laboratories
2.550% due 03/15/2022	350	339
4.750% due 11/30/2036	1,690	1,787
AbbVie, Inc.
2.900% due 11/06/2022	4,802	4,663
3.200% due 05/14/2026	3,063	2,861
4.300% due 05/14/2036	500	480
4.450% due 05/14/2046	750	719
Activision Blizzard, Inc.
2.300% due 09/15/2021	378	366
3.400% due 09/15/2026	2,842	2,703
Acwa Power Management And Investments One Ltd.
5.950% due 12/15/2039	750	735
Aetna, Inc.
3.875% due 08/15/2047	750	673
Alibaba Group Holding Ltd.
3.600% due 11/28/2024	1,805	1,777
Allergan Funding SCS
3.800% due 03/15/2025	4,214	4,097
Altria Group, Inc.
2.950% due 05/02/2023	4,058	3,949
Amazon.com, Inc.
3.150% due 08/22/2027	1,140	1,097
3.875% due 08/22/2037	2,400	2,349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amgen, Inc.
3.450% due 10/01/2020	$1,315	$1,326
3.625% due 05/22/2024	5,550	5,532
4.400% due 05/01/2045	100	96
Anadarko Petroleum Corp.
3.450% due 07/15/2024	3,515	3,390
Andeavor Logistics LP
5.500% due 10/15/2019	2,967	3,045
Anheuser-Busch InBev Finance, Inc.
3.650% due 02/01/2026	1,665	1,632
4.900% due 02/01/2046	2,352	2,427
Anheuser-Busch InBev Worldwide, Inc.
3.750% due 01/15/2022	3,693	3,745
Anthem, Inc.
3.500% due 08/15/2024	884	862
4.550% due 03/01/2048	750	725
Apache Corp.
4.750% due 04/15/2043	528	503
5.100% due 09/01/2040	877	871
Apple, Inc.
2.500% due 02/09/2025	3,055	2,874
3.250% due 02/23/2026	5,110	4,991
3.450% due 05/06/2024	375	375
3.850% due 08/04/2046	750	709
AstraZeneca PLC
2.947% (US0003M + 0.620%) due 06/10/2022 ~	1,800	1,810
AutoNation, Inc.
3.800% due 11/15/2027	750	697
Bacardi Ltd.
2.750% due 07/15/2026	100	87
Baidu, Inc.
3.625% due 07/06/2027	1,270	1,197
Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	100	103
Baxalta, Inc.
5.250% due 06/23/2045	1,014	1,048
Becton Dickinson and Co.
2.675% due 12/15/2019	3,207	3,184
BHP Billiton Finance USA Ltd.
5.000% due 09/30/2043	772	867
BorgWarner, Inc.
3.375% due 03/15/2025	200	194
Broadcom Corp.
2.375% due 01/15/2020	500	494
3.000% due 01/15/2022	500	487
3.625% due 01/15/2024	500	484
3.875% due 01/15/2027	500	474
Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	3,805	4,368
Cardinal Health, Inc.
2.616% due 06/15/2022	1,590	1,525
Caterpillar, Inc.
3.803% due 08/15/2042	5,068	4,851
CBS Corp.
2.500% due 02/15/2023	1,590	1,496
2.900% due 01/15/2027	200	179
Celgene Corp.
4.350% due 11/15/2047	1,000	886
Cenovus Energy, Inc.
5.400% due 06/15/2047	1,712	1,681
6.750% due 11/15/2039	268	295
Charter Communications Operating LLC
4.908% due 07/23/2025	4,522	4,572
Chevron Corp.
2.100% due 05/16/2021	4,359	4,258
China Resources Gas Group Ltd.
4.500% due 04/05/2022	750	765
Cimarex Energy Co.
4.375% due 06/01/2024	1,321	1,333
Comcast Corp.
3.125% due 07/15/2022	3,789	3,720
3.150% due 03/01/2026	4,083	3,837

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.200% due 07/15/2036	$750	$625
3.600% due 03/01/2024	2,873	2,830
Concho Resources, Inc.
4.875% due 10/01/2047	1,701	1,720
Continental Resources, Inc.
4.500% due 04/15/2023	300	305
Corning, Inc.
5.750% due 08/15/2040	285	328
Cox Communications, Inc.
3.350% due 09/15/2026	100	93
CRH America Finance, Inc.
3.400% due 05/09/2027	400	377
CSX Corp.
3.800% due 11/01/2046	780	693
6.220% due 04/30/2040	125	151
CVS Health Corp.
3.375% due 08/12/2024	3,295	3,184
5.050% due 03/25/2048	1,730	1,754
5.125% due 07/20/2045	719	731
D.R. Horton, Inc.
4.000% due 02/15/2020	750	758
Dell International LLC
5.450% due 06/15/2023	500	523
6.020% due 06/15/2026	2,841	2,991
8.100% due 07/15/2036	500	585
8.350% due 07/15/2046	750	905
Deutsche Telekom International Finance BV
3.600% due 01/19/2027	3,390	3,201
Dolphin Energy Ltd.
5.500% due 12/15/2021	750	791
Dominion Energy Gas Holdings LLC
3.600% due 12/15/2024	1,600	1,597
Dow Chemical Co.
3.000% due 11/15/2022	764	745
5.250% due 11/15/2041	641	676
Eaton Corp.
2.750% due 11/02/2022	768	746
Ecopetrol S.A.
5.375% due 06/26/2026	1,565	1,610
Eli Lilly & Co.
2.750% due 06/01/2025	3,189	3,039
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	750	743
Enbridge, Inc.
2.900% due 07/15/2022	1,491	1,449
3.041% (US0003M + 0.700%) due 06/15/2020 ~	1,490	1,496
Encana Corp.
5.150% due 11/15/2041	30	31
Energy Transfer Partners LP
3.600% due 02/01/2023	4,458	4,360
4.200% due 04/15/2027	500	472
4.650% due 06/01/2021	100	102
5.300% due 04/15/2047	500	459
Enterprise Products Operating LLC
3.750% due 02/15/2025	2,950	2,925
3.950% due 02/15/2027	1,320	1,308
4.850% due 03/15/2044	790	789
Equifax, Inc.
2.300% due 06/01/2021	300	290
7.000% due 07/01/2037	850	1,026
ERAC USA Finance LLC
3.300% due 12/01/2026	750	706
4.200% due 11/01/2046	750	679
Exxon Mobil Corp.
3.176% due 03/15/2024	3,582	3,553
FedEx Corp.
4.550% due 04/01/2046	725	706
Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023	1,690	1,616
Freeport-McMoRan, Inc.
3.550% due 03/01/2022	75	71
General Electric Co.
3.100% due 01/09/2023	75	73

46	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/08/2020	$3,049	$3,161
6.875% due 01/10/2039	416	527
General Motors Co.
4.875% due 10/02/2023	5,650	5,813
5.400% due 04/01/2048	750	714
Georgia-Pacific LLC
3.163% due 11/15/2021	2,635	2,619
Gilead Sciences, Inc.
3.500% due 02/01/2025	3,680	3,626
GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	225	219
6.375% due 05/15/2038	1,755	2,257
Glencore Finance Canada Ltd.
4.250% due 10/25/2022	3,937	3,985
Grupo Televisa S.A.B.
5.000% due 05/13/2045	500	441
6.625% due 01/15/2040	750	823
GTL Trade Finance, Inc.
5.893% due 04/29/2024 (d)	2,260	2,288
Halliburton Co.
5.000% due 11/15/2045	3,820	4,082
Hess Corp.
5.800% due 04/01/2047	1,690	1,754
Home Depot, Inc.
3.000% due 04/01/2026	4,997	4,778
3.500% due 09/15/2056	100	86
4.250% due 04/01/2046	7	7
Intel Corp.
3.700% due 07/29/2025	4,709	4,743
International Business Machines Corp.
4.000% due 06/20/2042	92	90
5.600% due 11/30/2039	29	35
Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	2,984	2,986
5.300% due 09/15/2020	485	504
Kinder Morgan, Inc.
3.050% due 12/01/2019	200	199
5.550% due 06/01/2045	3,216	3,258
KLA-Tencor Corp.
4.650% due 11/01/2024	1,320	1,365
Kraft Heinz Foods Co.
4.375% due 06/01/2046	3,693	3,204
5.200% due 07/15/2045	450	439
6.125% due 08/23/2018	5,013	5,039
Kroger Co.
6.150% due 01/15/2020	275	287
Lockheed Martin Corp.
4.090% due 09/15/2052	3,683	3,501
Lowe’s Cos., Inc.
4.650% due 04/15/2042	1,433	1,488
McDonald’s Corp.
4.875% due 12/09/2045	4,814	5,074
Medtronic, Inc.
3.150% due 03/15/2022	3,904	3,874
3.500% due 03/15/2025	3,341	3,308
4.625% due 03/15/2045	1,505	1,598
Merck & Co., Inc.
3.700% due 02/10/2045	3,193	3,040
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	160	164
Microsoft Corp.
2.700% due 02/12/2025	3,778	3,626
4.250% due 02/06/2047	750	797
4.450% due 11/03/2045	5,183	5,589
Moody’s Corp.
2.625% due 01/15/2023	1,540	1,476
4.875% due 02/15/2024	2,680	2,816
5.500% due 09/01/2020	300	314
Mylan, Inc.
3.125% due 01/15/2023	100	96
Newell Brands, Inc.
5.500% due 04/01/2046	3,590	3,504
Nexen Energy ULC
6.400% due 05/15/2037	750	922

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Norfolk Southern Corp.
4.650% due 01/15/2046	$2,985	$3,062
Northrop Grumman Corp.
3.850% due 04/15/2045	565	514
Occidental Petroleum Corp.
3.400% due 04/15/2026	725	708
ONEOK Partners LP
4.900% due 03/15/2025	1,270	1,313
5.000% due 09/15/2023	250	260
Oracle Corp.
2.800% due 07/08/2021	5,299	5,264
4.125% due 05/15/2045	3,051	2,947
Owens Corning
3.400% due 08/15/2026	100	91
Penske Truck Leasing Co. LP
3.400% due 11/15/2026	200	187
PepsiCo, Inc.
2.850% due 02/24/2026	750	716
5.500% due 01/15/2040	430	514
Pertamina Persero PT
4.300% due 05/20/2023	750	742
6.000% due 05/03/2042	750	748
Petroleos Mexicanos
4.250% due 01/15/2025	1,145	1,073
4.875% due 01/24/2022	325	329
6.375% due 01/23/2045	2,965	2,738
6.750% due 09/21/2047	1,690	1,611
6.875% due 08/04/2026	940	990
Pfizer, Inc.
4.400% due 05/15/2044	400	416
Philip Morris International, Inc.
2.750% due 02/25/2026	750	697
3.375% due 08/11/2025	425	414
3.600% due 11/15/2023	705	702
QUALCOMM, Inc.
3.000% due 05/20/2022	725	714
3.450% due 05/20/2025	725	698
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	750	802
Reliance Industries Ltd.
4.125% due 01/28/2025	750	731
Republic Services, Inc.
3.375% due 11/15/2027	750	712
5.250% due 11/15/2021	295	311
Reynolds American, Inc.
4.450% due 06/12/2025	3,825	3,850
Rio Tinto Finance USA Ltd.
3.750% due 06/15/2025	1,690	1,701
Roche Holdings, Inc.
2.625% due 05/15/2026	1,780	1,668
Rockwell Collins, Inc.
4.800% due 12/15/2043	1,690	1,724
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	5,272	5,516
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	750	739
Sky PLC
3.750% due 09/16/2024	306	305
Southern Co.
3.037% (US0003M + 0.700%) due 09/30/2020 ~	1,800	1,809
4.400% due 07/01/2046	750	734
Southern Copper Corp.
6.750% due 04/16/2040	3,320	3,824
Spectra Energy Partners LP
3.018% (US0003M + 0.700%) due 06/05/2020 ~	1,270	1,277
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	325	322
Stryker Corp.
2.625% due 03/15/2021	200	197
3.500% due 03/15/2026	750	729
4.375% due 01/15/2020	100	102
4.625% due 03/15/2046	880	899

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Target Corp.
3.875% due 07/15/2020	$250	$255
Tech Data Corp.
3.700% due 02/15/2022	500	489
Telefonica Emisiones S.A.U.
5.462% due 02/16/2021	125	131
7.045% due 06/20/2036	1,405	1,693
Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026	3,219	2,978
3.150% due 01/15/2023	100	98
Time Warner Cable LLC
5.000% due 02/01/2020	2,335	2,385
TransCanada PipeLines Ltd.
3.800% due 10/01/2020	215	218
4.875% due 01/15/2026	2,114	2,213
Tyson Foods, Inc.
4.500% due 06/15/2022	5,302	5,454
4.875% due 08/15/2034	1,565	1,594
Union Pacific Corp.
3.799% due 10/01/2051	1,565	1,388
United Technologies Corp.
3.100% due 06/01/2022	5,433	5,368
UnitedHealth Group, Inc.
4.750% due 07/15/2045	4,300	4,601
6.875% due 02/15/2038	415	550
Vale Overseas Ltd.
6.875% due 11/21/2036	3,755	4,235
Viacom, Inc.
4.250% due 09/01/2023	3,205	3,182
Walmart, Inc.
3.250% due 10/25/2020	1,710	1,731
Walt Disney Co.
4.125% due 06/01/2044	3,006	2,905
Warner Media LLC
3.400% due 06/15/2022	550	542
3.550% due 06/01/2024	4,200	4,054
Western Gas Partners LP
4.650% due 07/01/2026	300	295
Whirlpool Corp.
3.700% due 03/01/2023	250	249
5.150% due 03/01/2043	300	311
Williams Partners LP
5.400% due 03/04/2044	1,554	1,606
Woodside Finance Ltd.
3.700% due 09/15/2026	400	385
Wyeth LLC
5.950% due 04/01/2037	750	915

		367,185

UTILITIES 11.3%
American Water Capital Corp.
3.850% due 03/01/2024	2,238	2,268
Appalachian Power Co.
7.000% due 04/01/2038	605	801
AT&T, Inc.
3.800% due 03/01/2024	750	736
4.100% due 02/15/2028	1,591	1,523
4.125% due 02/17/2026	3,060	2,996
4.300% due 02/15/2030	780	739
4.800% due 06/15/2044	4,240	3,858
5.150% due 02/15/2050	600	561
5.650% due 02/15/2047	375	379
Atmos Energy Corp.
4.150% due 01/15/2043	730	736
Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	371	458
BG Energy Capital PLC
5.125% due 10/15/2041	115	126
Bharti Airtel International Netherlands BV
5.125% due 03/11/2023	750	743
Black Hills Corp.
3.150% due 01/15/2027	300	278
4.200% due 09/15/2046	100	97

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	47

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CNOOC Finance Ltd.
3.000% due 05/09/2023	$3,155	$3,046
3.875% due 05/02/2022	550	554
Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	780	732
Consumers Energy Co.
3.125% due 08/31/2024	1,825	1,772
Delmarva Power & Light Co.
3.500% due 11/15/2023	2,202	2,202
Dominion Energy, Inc.
2.850% (US0003M + 0.550%) due 06/01/2019 ~	990	993
4.450% due 03/15/2021	120	123
DTE Electric Co.
3.650% due 03/15/2024	2,660	2,678
Duke Energy Corp.
3.750% due 09/01/2046	100	89
3.950% due 10/15/2023	400	405
Duke Energy Ohio, Inc.
3.800% due 09/01/2023	4,575	4,657
E.ON International Finance BV
6.650% due 04/30/2038	1,690	2,079
Electricite de France S.A.
4.600% due 01/27/2020	375	383
4.875% due 01/22/2044	2,135	2,167
Enel Finance International NV
6.000% due 10/07/2039	3,015	3,359
Entergy Corp.
4.000% due 07/15/2022	1,320	1,337
5.125% due 09/15/2020	300	310
Exelon Corp.
3.950% due 06/15/2025	725	721
4.450% due 04/15/2046	750	731
Exelon Generation Co. LLC
5.600% due 06/15/2042	750	756
FirstEnergy Corp.
2.850% due 07/15/2022	1,480	1,435
7.375% due 11/15/2031	2,907	3,774
Florida Power & Light Co.
4.125% due 02/01/2042	100	101
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,730	1,838
Kentucky Utilities Co.
5.125% due 11/01/2040	100	114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KeySpan Gas East Corp.
2.742% due 08/15/2026	$750	$695
MidAmerican Energy Co.
3.500% due 10/15/2024	4,357	4,377
Pacific Gas & Electric Co.
3.500% due 10/01/2020	305	302
4.750% due 02/15/2044	4,842	4,606
5.800% due 03/01/2037	255	267
Pennsylvania Electric Co.
5.200% due 04/01/2020	70	72
Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	770	762
Plains All American Pipeline LP
4.500% due 12/15/2026	750	735
5.150% due 06/01/2042	725	661
Shell International Finance BV
4.000% due 05/10/2046	750	728
4.375% due 03/25/2020	230	236
6.375% due 12/15/2038	705	916
Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020	1,320	1,301
Southern California Gas Co.
3.150% due 09/15/2024	2,785	2,730
Southern Power Co.
5.150% due 09/15/2041	2,975	3,032
Southwestern Public Service Co.
6.000% due 10/01/2036	2,023	2,430
Verizon Communications, Inc.
3.376% due 02/15/2025	670	644
4.400% due 11/01/2034	3,004	2,808
4.522% due 09/15/2048	64	59
4.862% due 08/21/2046	1,453	1,393
5.012% due 08/21/2054	1,136	1,073
Vodafone Group PLC
2.500% due 09/26/2022	2,972	2,845

		85,327

Total Corporate Bonds & Notes (Cost $755,258)		728,738

U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bonds
2.750% due 11/15/2047	478	456
3.000% due 02/15/2047	2	2
3.000% due 05/15/2047	96	96

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
2.875% due 05/15/2028	$742	$743

Total U.S. Treasury Obligations (Cost $1,282)		1,297

SOVEREIGN ISSUES 0.3%
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	700	681
3.125% due 07/25/2027	1,690	1,572

Total Sovereign Issues (Cost $2,365)		2,253

SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS (c) 2.3%
		17,307

Total Short-Term Instruments (Cost $17,307)		17,307

Total Investments in Securities (Cost $776,212)		749,595

	SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

MUTUAL FUNDS 0.5%
PIMCO Government Money Market Fund (a)(b)	4,015,800	4,016

Total Short-Term Instruments (Cost $4,016)		4,016

Total Investments in Affiliates (Cost $4,016)		4,016

Total Investments 99.7% (Cost $780,228)		$753,611

Financial Derivative Instruments (e) 0.0% (Cost or Premiums, net $966)		31

Other Assets and Liabilities, net 0.3%		2,442

Net Assets 100.0%		$756,084

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
(a)	Institutional Class Shares of each Fund.
(b)	Securities with an aggregate market value of $3,925 were out on loan in exchange for $4,016 of cash collateral as of June 30, 2018. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$807	U.S. Treasury Notes 1.625% due 11/15/2022	$(823)	$807	$807
RDR	2.220	06/29/2018	07/02/2018	16,500	U.S. Treasury Notes 2.625% due 08/15/2020	(16,858)	16,500	16,503

Total Repurchase Agreements						$(17,681)	$17,307	$17,310

48	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JML	0.880%	02/09/2018	07/11/2018	$(2,166)	$(2,173)
	1.250	06/19/2018	07/11/2018	(757)	(758)

Total Reverse Repurchase Agreements					$(2,931)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$807	$0	$0	$0	$807	$(823)	$(16)
JML	0	(2,931)	0	0	(2,931)	2,776	(155)
RDR	16,503	0	0	0	16,503	(16,858)	(355)

Master Securities Lending Agreement
RDR	0	0	0	3,925	3,925	(4,016)	(91)

Total Borrowings and Other Financing Transactions	$17,310	$(2,931)	$0	$3,925

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,931)	$0	$0	$(2,931)

Securities Lending Transactions(4)
Corporate Bonds & Notes	3,925	0	0	0	3,925

Total Borrowings	$3,925	$(2,931)	$0	$0	$994

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$994

(d)	Securities with an aggregate market value of $2,776 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(2,023) at a weighted average interest rate of 0.380%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(4)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 30-Year Bond September Futures	09/2018	120	$17,400	$260	$4	$0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	14	2,234	(2)	0	(2)

				$258	$4	$(2)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	49

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2018	74	$(8,894)	$(83)	$0	$0

Total Futures Contracts				$175	$4	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
Index/Tranches								Asset	Liability
CDX.IG-30 5-Year Index	1.000%	Quarterly	06/20/2023	$58,500	$966	$(66)	$900	$29	$0

Total Swap Agreements					$966	$(66)	$900	$29	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4	$29	$33	$0	$(2)	$0	$(2)

Cash of $1,497 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	29	0	0	0	29

	$0	$29	$0	$0	$4	$33

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

50	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$154	$154
Swap Agreements	0	146	0	0	2	148

	$0	$146	$0	$0	$156	$302

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$175	$175
Swap Agreements	0	(217)	0	0	0	(217)

	$0	$(217)	$0	$0	$175	$(42)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$276,226	$0	$276,226
Industrials	0	367,185	0	367,185
Utilities	0	85,327	0	85,327
U.S. Treasury Obligations	0	1,297	0	1,297
Sovereign Issues	0	2,253	0	2,253
Short-Term Instruments
Repurchase Agreements	0	17,307	0	17,307

	$0	$749,595	$0	$749,595

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$4,016	$0	$0	$4,016

Total Investments	$4,016	$749,595	$0	$753,611

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$4	$29	$0	$33

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(2)	$0	$0	$(2)

Total Financial Derivative Instruments	$2	$29	$0	$31

Totals	$4,018	$749,624	$0	$753,642

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	51

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%
Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	$5,502	$5,458
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	2,400	2,335

Total Loan Participations and Assignments (Cost $7,902)		7,793

CORPORATE BONDS & NOTES 30.5%

BANKING & FINANCE 19.7%
AerCap Ireland Capital DAC
3.875% due 01/23/2028	2,100	1,937
Air Lease Corp.
3.000% due 09/15/2023	5,000	4,739
Ally Financial, Inc.
3.500% due 01/27/2019	10,000	10,000
American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	2,782
American Tower Corp.
3.375% due 10/15/2026	3,300	3,059
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	4,300	4,242
Bank of America Corp.
3.093% due 10/01/2025 •	4,400	4,193
3.419% due 12/20/2028 •	20,118	18,960
3.500% due 04/19/2026	9,000	8,711
5.875% due 03/15/2028 •(e)	5,300	5,187
Barclays Bank PLC
7.625% due 11/21/2022 (f)	16,900	18,225
Barclays PLC
8.250% due 12/15/2018 •(e)(f)	1,500	1,527
BBVA Bancomer S.A.
6.500% due 03/10/2021	6,000	6,263
Blackstone CQP Holdco LP
6.000% due 08/18/2021	7,800	7,820
BNP Paribas S.A.
3.800% due 01/10/2024	5,000	4,892
4.375% due 09/28/2025	1,000	977
BPCE S.A.
5.700% due 10/22/2023	6,000	6,282
Brixmor Operating Partnership LP
3.650% due 06/15/2024	7,000	6,769
Brookfield Finance LLC
4.000% due 04/01/2024	3,000	2,971
Charles Schwab Corp.
5.000% due 12/01/2027 •(e)	3,000	2,876
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019	3,871	4,129
Citigroup, Inc.
3.300% due 04/27/2025	10,000	9,599
3.700% due 01/12/2026	4,800	4,658
5.500% due 09/13/2025	4,000	4,252
Cooperatieve Rabobank UA
3.375% due 05/21/2025	500	488
Credit Suisse AG
6.500% due 08/08/2023 (f)	15,400	16,416
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025	5,700	5,489
3.800% due 09/15/2022	4,200	4,184
Crown Castle International Corp.
4.450% due 02/15/2026	5,200	5,173
Deutsche Bank AG
3.375% due 05/12/2021	13,100	12,678
4.250% due 10/14/2021	3,000	2,956
EPR Properties
4.500% due 06/01/2027	4,300	4,113
Farmers Insurance Exchange
4.747% due 11/01/2057 •	2,000	1,830

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
5.875% due 08/02/2021	$3,900	$4,137
General Motors Financial Co., Inc.
3.200% due 07/13/2020	7,400	7,369
Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •	3,600	3,415
3.850% due 01/26/2027	13,000	12,503
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	5,000	4,724
Healthcare Trust of America Holdings LP
3.750% due 07/01/2027	4,600	4,371
Hospitality Properties Trust
3.950% due 01/15/2028	3,000	2,745
4.250% due 02/15/2021	2,200	2,216
4.375% due 02/15/2030	1,300	1,205
HSBC Holdings PLC
4.250% due 03/14/2024	12,000	11,949
4.250% due 08/18/2025	1,000	983
4.583% due 06/19/2029 •	5,300	5,357
Hudson Pacific Properties LP
3.950% due 11/01/2027	900	843
International Lease Finance Corp.
5.875% due 08/15/2022	5,000	5,314
JPMorgan Chase & Co.
3.125% due 01/23/2025	14,300	13,683
Lloyds Bank PLC
12.000% due 12/16/2024 •(e)	6,600	8,106
Lloyds Banking Group PLC
4.500% due 11/04/2024	2,900	2,870
Mid-America Apartments LP
4.000% due 11/15/2025	7,500	7,442
MMcapS Funding Ltd.
2.629% (US0003M + 0.290%) due 12/26/2039 ~	912	846
Morgan Stanley
4.000% due 07/23/2025	27,500	27,433
Nordea Bank AB
6.125% due 09/23/2024 •(e)(f)	550	539
Omega Healthcare Investors, Inc.
4.750% due 01/15/2028 (h)	2,600	2,510
Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	7,862
Physicians Realty LP
4.300% due 03/15/2027	2,000	1,934
Piper Jaffray Cos.
5.060% due 10/09/2018	2,000	2,010
Preferred Term Securities Ltd.
2.641% (US0003M + 0.300%) due 03/22/2037 ~	3,256	3,011
Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •	5,000	5,007
8.625% due 08/15/2021 •(e)(f)	3,000	3,196
Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	2,900	2,790
3.823% due 11/03/2028 •	5,000	4,598
Societe Generale S.A.
8.250% due 11/29/2018 •(e)(f)	6,000	6,078
Springleaf Finance Corp.
6.125% due 05/15/2022	4,500	4,613
8.250% due 12/15/2020	5,500	5,954
Synchrony Bank
3.000% due 06/15/2022	5,500	5,300
UBS AG
7.625% due 08/17/2022 (f)	13,950	15,434
UBS Group Funding Switzerland AG
4.125% due 09/24/2025	2,300	2,285
UDR, Inc.
3.500% due 07/01/2027	2,400	2,278
Washington Prime Group LP
3.850% due 04/01/2020	1,900	1,851
Wells Fargo & Co.
3.000% due 04/22/2026	5,000	4,652

		407,790

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 8.9%
Andeavor Logistics LP
4.250% due 12/01/2027	$4,200	$4,048
AP Moller - Maersk A/S
3.750% due 09/22/2024	2,500	2,436
Arrow Electronics, Inc.
3.250% due 09/08/2024	5,000	4,679
3.875% due 01/12/2028	2,500	2,346
Bacardi Ltd.
4.450% due 05/15/2025	5,000	4,989
Campbell Soup Co.
3.650% due 03/15/2023	3,400	3,341
Charter Communications Operating LLC
4.908% due 07/23/2025	4,600	4,651
Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027	4,000	3,820
4.500% due 09/16/2025	3,500	3,581
CVS Health Corp.
4.100% due 03/25/2025	10,000	9,960
Dell International LLC
5.450% due 06/15/2023	4,000	4,188
Discovery Communications LLC
3.950% due 03/20/2028	5,300	5,027
5.200% due 09/20/2047	2,000	1,946
Ecopetrol S.A.
5.875% due 09/18/2023	5,000	5,312
Energy Transfer Partners LP
4.500% due 11/01/2023	5,000	5,035
5.000% due 10/01/2022	2,500	2,590
5.200% due 02/01/2022	2,275	2,361
Equifax, Inc.
3.200% due 08/15/2021 ~	4,000	4,014
ERAC USA Finance LLC
3.800% due 11/01/2025	900	887
General Electric Co.
5.000% due 01/21/2021 •(e)	6,000	5,926
Hampton Roads PPV LLC
6.621% due 06/15/2053	35,751	37,052
Kansas City Southern
3.000% due 05/15/2023	2,500	2,410
Kinder Morgan Energy Partners LP
4.300% due 05/01/2024 (h)	850	849
6.850% due 02/15/2020	1,100	1,159
Kinder Morgan, Inc.
5.625% due 11/15/2023	2,000	2,130
Kraft Heinz Foods Co.
3.950% due 07/15/2025	5,000	4,866
Magellan Health, Inc.
4.400% due 09/22/2024	5,500	5,395
Marvell Technology Group Ltd.
4.200% due 06/22/2023	3,000	2,999
New York and Presbyterian Hospital
4.763% due 08/01/2116	3,000	3,103
Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	5,248	5,014
QVC, Inc.
4.450% due 02/15/2025	1,250	1,209
Sabine Pass Liquefaction LLC
5.625% due 03/01/2025	2,000	2,130
Sprint Spectrum Co. LLC
4.738% due 09/20/2029	6,500	6,466
Sunoco Logistics Partners Operations LP
5.950% due 12/01/2025	2,300	2,451
Syngenta Finance NV
4.441% due 04/24/2023	5,400	5,374
Tech Data Corp.
4.950% due 02/15/2027	2,420	2,379
Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	5,500	4,754
Wesleyan University
4.781% due 07/01/2116	3,248	3,322

52	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Western Gas Partners LP
3.950% due 06/01/2025	$7,547	$7,126
ZF North America Capital, Inc.
4.500% due 04/29/2022	2,800	2,852

		184,177

UTILITIES 1.9%
AT&T, Inc.
4.125% due 02/17/2026	7,000	6,853
4.300% due 02/15/2030	4,163	3,945
FirstEnergy Corp.
3.900% due 07/15/2027	6,000	5,830
IPALCO Enterprises, Inc.
3.700% due 09/01/2024	4,450	4,318
Plains All American Pipeline LP
3.600% due 11/01/2024	6,762	6,410
Verizon Communications, Inc.
4.672% due 03/15/2055	10,000	8,910
Vodafone Group PLC
3.750% due 01/16/2024	4,000	3,969

		40,235

Total Corporate Bonds & Notes (Cost $637,103)		632,202

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 0.1%
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,000	3,016

FLORIDA 0.4%
Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	8,061

ILLINOIS 0.6%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	4,845	5,254
Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,800	7,604

		12,858

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, Series 2017
3.520% due 07/01/2020	500	499
3.650% due 07/01/2021	500	498
3.800% due 07/01/2022	1,000	995

		1,992

SOUTH DAKOTA 0.4%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	8,000	7,993

TEXAS 0.2%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	3,000	3,054

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,615	3,615

Total Municipal Bonds & Notes (Cost $39,066)		40,589

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 45.3%
Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	$264	$229
0.701% due 08/25/2022 ~(a)	16,632	335
2.500% due 03/25/2033	2	2
2.985% (US0012M + 1.235%) due 01/01/2037 ~	17	18
3.000% due 03/25/2033 - 04/25/2043	9	8
3.120% (US0012M + 1.650%) due 12/01/2028 ~	239	240
3.373% (H15T1Y + 2.218%) due 09/01/2034 ~	49	51
3.500% due 04/01/2032 - 12/01/2047	109,295	109,047
3.530% (US0012M + 1.780%) due 11/01/2035 ~	11	12
3.585% (US0012M + 1.835%) due 10/01/2035 ~	4	4
3.909% (- 1.0*LIBOR01M + 6.000%) due 09/25/2042 ~(a)	73,645	12,471
4.000% due 08/01/2018 - 05/01/2047	134,559	137,732
4.072% (- 1.4*LIBOR01M + 7.000%) due 05/25/2042 ~	206	199
4.180% (US0012M + 1.820%) due 04/01/2036 ~	22	24
4.329% (- 1.0*LIBOR01M + 6.420%) due 04/25/2040 ~(a)	110	14
4.500% due 03/01/2019 - 06/01/2051	33,988	35,533
4.750% due 09/01/2033	149	157
5.000% due 02/01/2019 - 11/01/2039	2,749	2,845
5.109% (- 1.0*LIBOR01M + 7.200%) due 05/25/2036 ~(a)	2,086	349
5.500% due 10/01/2018 - 04/01/2039	1,763	1,834
6.000% due 05/25/2031 - 09/01/2037	2,912	3,035
6.500% due 01/01/2036 - 05/01/2038	136	147
7.000% due 11/01/2018 - 11/01/2038	1,334	1,388
7.500% due 10/01/2021 - 10/01/2037	400	425
14.264% (- 3.25*LIBOR01M + 21.060%) due 01/25/2036 ~	410	480
22.577% (- 3.418*D11COF + 25.636%) due 07/25/2023 ~	12	15
Fannie Mae, TBA
3.500% due 07/01/2048 - 08/01/2048	47,000	46,750
Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	1,031	913
1.363% due 06/15/2040 ~(a)	28,039	1,286
2.957% (- 1.0*LIBOR01M + 5.030%) due 05/15/2041 ~	3,121	2,802
3.000% due 01/01/2043 - 04/01/2043	21	20
3.438% (H15T1Y + 2.355%) due 07/01/2036 ~	32	34
3.490% (H15T1Y + 2.240%) due 11/01/2023 ~	1	1
3.500% due 12/15/2028 (a)	4,021	313
3.500% due 10/01/2041 - 11/01/2047	205,977	205,183
3.591% (- 1.75*LIBOR01M + 7.060%) due 06/15/2042 ~	2,040	1,738
3.747% (H15T1Y + 2.425%) due 12/01/2031 ~	160	170
3.904% (US0012M + 1.733%) due 10/01/2036 ~	3	3
4.000% due 09/01/2033 - 09/01/2047	207,773	212,080
4.500% due 11/01/2019 - 02/01/2045	10,822	11,324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 03/01/2033 - 07/15/2041	$828	$878
5.000% due 08/15/2039 (a)	182	15
5.250% due 04/15/2033	45	49
5.500% due 01/01/2023 - 10/01/2037	2,320	2,465
5.754% (- 2.0*LIBOR01M + 9.900%) due 01/15/2041 ~	5,689	5,793
6.000% due 02/01/2033 - 08/01/2037	251	266
6.500% due 01/01/2037 - 07/01/2037	32	33
8.500% due 12/01/2022 - 03/01/2023	38	38
9.000% due 07/01/2020 - 11/01/2030	19	21
9.500% due 01/01/2025	12	12
10.000% due 08/01/2018 - 04/01/2025	45	42
13.876% (- 2.6*LIBOR01M + 19.266%) due 10/15/2023 ~	154	180
13.961% (- 2.75*LIBOR01M + 19.663%) due 05/15/2033 ~	78	97
Freddie Mac, TBA
3.500% due 07/01/2048	6,000	5,967
Ginnie Mae
2.717% (US0001M + 0.800%) due 05/20/2066 ~	5,849	5,936
2.837% (US0001M + 0.920%) due 07/20/2065 ~	10,525	10,720
3.067% (US0001M + 1.150%) due 03/20/2066 ~	3,898	4,014
3.500% due 12/20/2040 - 03/20/2047	29,298	29,412
4.000% due 09/20/2040 - 06/15/2047	62,620	64,783
4.500% due 08/20/2038 - 02/20/2047	5,064	5,242
4.750% due 01/20/2035	38	41
5.000% due 03/20/2034 - 05/20/2047	1,409	1,465
5.500% due 04/16/2034 - 11/20/2038	104	112
6.000% due 08/20/2038 - 02/20/2039	114	119
6.500% due 12/20/2038	87	90
10.000% due 12/15/2019	5	5
Tennessee Valley Authority
4.250% due 09/15/2065	10,000	11,352
Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (d)	2,500	1,202

Total U.S. Government Agencies (Cost $969,295)		939,560

U.S. TREASURY OBLIGATIONS 9.6%
U.S. Treasury Bonds
3.125% due 05/15/2048 (h)(j)(l)	83,000	85,242
U.S. Treasury Notes
2.750% due 02/15/2028 (h)	115,000	113,989

Total U.S. Treasury Obligations (Cost $195,841)		199,231

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%
American Home Mortgage Investment Trust
3.998% (US0006M + 1.500%) due 09/25/2045 ~	22	22
Banc of America Funding Trust
2.100% due 08/27/2036 ~	8,254	7,317
Banc of America Mortgage Trust
3.620% due 10/25/2034 ~	394	395
Barclays Commercial Mortgage Securities Trust
3.323% due 09/10/2028	5,299	5,305
BCAP LLC Trust
4.000% due 04/26/2037 ~	78	78

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	53

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns ALT-A Trust
2.731% (US0001M + 0.640%) due 04/25/2034 ~	$43	$43
Civic Mortgage LLC
3.892% due 06/25/2022 ×	3,831	3,832
Countrywide Alternative Loan Trust
5.500% due 08/25/2035	770	747
5.500% due 12/25/2035	1,555	1,492
Countrywide Home Loan Mortgage Pass-Through Trust
2.631% (US0001M + 0.540%) due 03/25/2035 ~	164	159
Countrywide Home Loan Reperforming REMIC Trust
2.431% (US0001M + 0.340%) due 01/25/2036 ~	3,564	3,508
Credit Suisse First Boston Mortgage Securities Corp.
2.741% (US0001M + 0.650%) due 11/25/2031 ~	43	39
4.010% due 11/25/2034 ~	52	53
Credit Suisse Mortgage Capital Certificates
6.000% due 05/27/2036	12	12
Great Hall Mortgages PLC
2.465% (US0003M + 0.130%) due 06/18/2039 ~	3,474	3,411
GSMPS Mortgage Loan Trust
2.441% (US0001M + 0.350%) due 01/25/2036 ~	3,456	3,101
GSR Mortgage Loan Trust
3.657% due 11/25/2035 ~	33	33
3.729% due 01/25/2036 ~	3,626	3,591
3.853% due 09/25/2034 ~	369	379
HomeBanc Mortgage Trust
2.421% (US0001M + 0.330%) due 10/25/2035 ~	2,200	2,206
Impac Secured Assets Trust
2.261% (US0001M + 0.170%) due 01/25/2037 ~	3,101	2,985
JPMorgan Mortgage Trust
3.982% due 07/25/2035 ~	48	50
JPMorgan Resecuritization Trust
5.426% due 07/27/2037 ~	38	38
Lehman XS Trust
2.558% (12MTA + 1.000%) due 11/25/2035 ~	109	110
MASTR Adjustable Rate Mortgages Trust
3.548% due 03/25/2035 ~	2,221	2,204
Merrill Lynch Mortgage Investors Trust
3.653% due 05/25/2029 ~	28	28
Morgan Stanley Capital Trust
3.516% due 07/13/2029 ~	5,030	5,024
Morgan Stanley Mortgage Loan Trust
3.753% due 06/25/2036 ~	8,212	8,454
RBSGC Mortgage Loan Trust
2.471% (US0001M + 0.380%) due 12/25/2034 ~	2,394	2,123
Residential Asset Securitization Trust
2.641% (US0001M + 0.550%) due 08/25/2033 ~	46	44
Sequoia Mortgage Trust
2.426% (US0006M + 0.500%) due 02/20/2035 ~	1,369	1,363
2.434% (US0001M + 0.350%) due 07/20/2033 ~	48	46
Thornburg Mortgage Securities Trust
3.462% due 10/25/2046 ~	4,204	4,000

Total Non-Agency Mortgage-Backed Securities (Cost $60,920)		62,192

ASSET-BACKED SECURITIES 16.8%
AASET Trust
3.967% due 05/16/2042	4,546	4,543
AASET US Ltd.
3.844% due 01/16/2038	4,805	4,773

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Adams Mill CLO Ltd.
3.448% (US0003M + 1.100%) due 07/15/2026 ~	$1,400	$1,402
ALESCO Preferred Funding Ltd.
2.665% (LIBOR03M + 0.330%) due 12/23/2036 ~	3,587	3,318
3.085% (US0003M + 0.750%) due 09/23/2038 ~	3,543	3,472
Allegro CLO Ltd.
3.579% (US0003M + 1.220%) due 01/30/2026 ~	4,999	5,001
Apidos CLO
3.335% (US0003M + 0.980%) due 01/19/2025 ~	7,036	7,039
Argent Securities Trust
2.281% (US0001M + 0.190%) due 03/25/2036 ~	5,243	4,873
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.321% (US0001M + 0.230%) due 01/25/2036 ~	2,204	2,067
Asset-Backed Funding Certificates Trust
2.331% (US0001M + 0.240%) due 09/25/2036 ~	3,913	3,590
Atrium CDO Corp.
3.298% (US0003M + 0.950%) due 07/16/2025 ~	4,686	4,690
Avery Point CLO Ltd.
3.475% (US0003M + 1.120%) due 01/18/2025 ~	8,147	8,150
Bayview Koitere Fund Trust
3.623% due 03/28/2033 ×	4,420	4,421
Bayview Opportunity Master Fund Trust
3.105% due 07/28/2032 ×	1,115	1,112
3.352% due 11/28/2032 ×	4,778	4,766
3.672% due 03/28/2033 ×	1,786	1,787
3.721% due 02/28/2033 ×	3,644	3,640
3.844% due 04/28/2033 ×	3,765	3,774
4.090% due 05/28/2033 ×	4,671	4,682
Black Diamond CLO Ltd.
3.403% (US0003M + 1.050%) due 02/06/2026 ~	5,158	5,163
BlueMountain CLO Ltd.
0.000% due 07/18/2027 ~(c)	1,700	1,700
BSPRT Issuer Ltd.
3.423% (US0001M + 1.350%) due 06/15/2027 ~	4,000	4,005
Business Jet Securities LLC
4.335% due 02/15/2033	4,459	4,470
4.447% due 06/15/2033 «	6,000	6,009
Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	2,000	2,011
CIT Mortgage Loan Trust
3.441% (LIBOR01M + 1.350%) due 10/25/2037 ~	3,841	3,883
Citigroup Mortgage Loan Trust, Inc.
2.351% (US0001M + 0.260%) due 03/25/2037 ~	444	399
Countrywide Asset-Backed Certificates
2.311% (US0001M + 0.220%) due 09/25/2037 ^~	4,380	3,688
Denali Capital CLO Ltd.
3.509% (US0003M + 1.150%) due 04/20/2027 ~	800	801
EFS Volunteer LLC
2.971% (US0001M + 0.880%) due 07/26/2027 ~	123	123
EMC Mortgage Loan Trust
3.191% (LIBOR01M + 1.100%) due 08/25/2040 ~	1,937	1,888
First Franklin Mortgage Loan Asset-Backed Certificates
2.916% (US0001M + 0.825%) due 05/25/2034 ~	3,655	3,619
Flagship CLO Ltd.
0.000% due 01/16/2026 ~	7,000	6,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GoldenTree Loan Opportunities Ltd.
3.729% (US0003M + 1.370%) due 10/29/2026 ~	$7,700	$7,709
Halcyon Loan Advisors Funding Ltd.
3.462% (US0003M + 1.100%) due 10/22/2025 ~	7,000	7,001
ICG U.S. CLO Ltd.
3.198% due 01/16/2028 ~	7,600	7,601
Jamestown CLO Ltd.
3.488% (US0003M + 1.140%) due 01/15/2026 ~	6,141	6,147
JPMorgan Mortgage Acquisition Corp.
2.481% (US0001M + 0.390%) due 05/25/2035 ~	6,000	5,975
JPMorgan Mortgage Acquisition Trust
2.391% (US0001M + 0.300%) due 07/25/2036 ~	1,510	1,400
KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	5,269	5,228
Lehman XS Trust
2.261% (US0001M + 0.170%) due 12/25/2036 ~	3,771	4,477
Long Beach Mortgage Loan Trust
2.991% (US0001M + 0.900%) due 06/25/2035 ~	7,263	7,294
Loomis Sayles CLO Ltd.
3.253% due 04/15/2028 ~	5,500	5,494
METAL LLC
4.581% due 10/15/2042	5,124	5,215
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	36	39
Mid-State Trust
6.340% due 12/15/2036	5,276	5,611
Mountain Hawk CLO Ltd.
2.902% due 10/15/2026 ~	6,200	6,194
OHA Loan Funding Ltd.
3.712% (US0003M + 1.350%) due 01/23/2027 ~	9,050	9,083
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 ×	698	406
Residential Asset Mortgage Products Trust
4.116% (US0001M + 2.025%) due 03/25/2032 ~	1,295	1,275
S-Jets Ltd.
3.967% due 08/15/2042	6,139	6,130
Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	4,896	4,942
Saxon Asset Securities Trust
2.049% (US0001M + 0.795%) due 03/25/2035 ^~	1,971	1,933
Securitized Asset-Backed Receivables LLC Trust
2.381% (US0001M + 0.290%) due 12/25/2035 ~	5,307	5,237
SLM Student Loan Trust
3.110% (US0003M + 0.750%) due 04/25/2023 ~	4,248	4,241
3.260% (US0003M + 0.900%) due 07/25/2023 ~	6,728	6,763
3.860% (US0003M + 1.500%) due 04/25/2023 ~	7,808	7,985
4.060% (US0003M + 1.700%) due 07/25/2023 ~	5,698	5,852
SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	2,893	2,858
2.770% due 05/25/2026	5,915	5,870
SoFi Professional Loan Program LLC
2.630% due 07/25/2040	10,000	9,827
SpringCastle America Funding LLC
3.050% due 04/25/2029	3,595	3,586
Sprite Ltd.
4.250% due 12/15/2037	6,724	6,788
Structured Asset Investment Loan Trust
2.796% (US0001M + 0.705%) due 03/25/2034 ~	5,150	5,104

54	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THL Credit Wind River CLO Ltd.
3.462% (US0003M + 1.100%) due 01/22/2027 ~	$7,000	$6,991
TICP CLO Ltd.
3.199% due 04/20/2028 ~	8,700	8,644
Tralee CLO Ltd.
3.389% due 10/20/2027 ~	8,000	8,013
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037 ×	3,201	3,194
Venture CLO Ltd.
3.228% due 04/15/2027 ~	9,000	8,983
VOLT LLC
3.000% due 10/25/2047 ×	4,165	4,132
3.125% due 06/25/2047 ×	2,602	2,590
3.125% due 09/25/2047 ×	5,874	5,841
3.250% due 05/25/2047 ×	3,985	3,966
3.250% due 06/25/2047 ×	5,522	5,505
3.375% due 05/28/2047 ×	2,357	2,359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Westlake Automobile Receivables Trust
3.513% (US0003M + 1.160%) due 07/17/2026 ~	$3,800	$3,803

Total Asset-Backed Securities (Cost $341,829)		349,143

SOVEREIGN ISSUES 1.6%
Mexico Government International Bond
5.750% due 10/12/2110	4,000	3,948
Province of Quebec
2.625% due 02/13/2023	15,000	14,702
Qatar Government International Bond
3.875% due 04/23/2023	4,000	4,005
Saudi Government International Bond
4.000% due 04/17/2025	9,500	9,467

Total Sovereign Issues (Cost $32,259)		32,122

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (g) 0.6%
$12,696

Total Short-Term Instruments (Cost $12,696)	12,696

Total Investments in Securities (Cost $2,296,911)	2,275,528

Total Investments 109.8% (Cost $2,296,911)	$2,275,528

Financial Derivative Instruments (i)(k) (0.0)% (Cost or Premiums, net $2,137)	(315)

Other Assets and Liabilities, net (9.8)%	(203,081)

Net Assets 100.0%	$2,072,132

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$8,796	U.S. Treasury Notes 2.000% due 10/31/2022	$(8,974)	$8,796	$8,796
MBC	2.260	06/29/2018	07/02/2018	3,900	U.S. Treasury Notes 2.000% due 08/31/2021	(4,026)	3,900	3,901

Total Repurchase Agreements						$(13,000)	$12,696	$12,697

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	(0.500)%	03/02/2018	TBD	(3)	$(2,537)	$(2,533)
BOS	2.170	06/12/2018	07/12/2018		(16,356)	(16,375)
	2.230	06/21/2018	07/05/2018		(5,892)	(5,896)
CIB	2.180	06/14/2018	07/13/2018		(13,878)	(13,893)
GRE	2.170	06/18/2018	07/18/2018		(5,970)	(5,975)
RCY	2.070	06/21/2018	07/16/2018		(19,900)	(19,912)
SCX	2.130	05/24/2018	08/24/2018		(8,766)	(8,787)
	2.160	06/13/2018	08/13/2018		(11,583)	(11,596)
	2.180	06/21/2018	08/21/2018		(9,664)	(9,670)
SGY	2.100	06/22/2018	07/06/2018		(74,888)	(74,932)

Total Reverse Repurchase Agreements						$(169,569)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	55

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(2,533)	$0	$0	$(2,533)	$2,792	$259
BOS	0	(22,271)	0	0	(22,271)	22,027	(244)
CIB	0	(13,893)	0	0	(13,893)	13,877	(16)
FICC	8,796	0	0	0	8,796	(8,974)	(178)
GRE	0	(5,975)	0	0	(5,975)	5,947	(28)
MBC	3,901	0	0	0	3,901	(4,026)	(125)
RCY	0	(19,912)	0	0	(19,912)	19,824	(88)
SCX	0	(30,053)	0	0	(30,053)	29,682	(371)
SGY	0	(74,932)	0	0	(74,932)	74,792	(140)

Total Borrowings and Other Financing Transactions	$12,697	$(169,569)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,533)	$(2,533)
U.S. Treasury Obligations	0	(136,983)	(30,053)	0	(167,036)

Total Borrowings	$0	$(136,983)	$(30,053)	$(2,533)	$(169,569)

Payable for reverse repurchase agreements					$(169,569)

(h)	Securities with an aggregate market value of $170,365 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(333,136) at a weighted average interest rate of 1.263%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	06/20/2023	0.607%	$15,000	$280	$(3)	$277	$2	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2022	0.803	10,100	1,710	(104)	1,606	10	0
General Electric Co.	1.000	Quarterly	06/20/2023	0.823	15,000	13	113	126	5	0
General Motors Co.	5.000	Quarterly	06/20/2022	0.865	6,000	988	(49)	939	5	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2023	0.668	14,700	227	2	229	4	0
JPMorgan Chase & Co.	1.000	Quarterly	06/20/2023	0.478	12,000	298	(4)	294	4	0
MetLife, Inc.	1.000	Quarterly	06/20/2023	0.654	11,200	190	(7)	183	3	0
Navient Corp.	5.000	Quarterly	06/20/2022	2.296	6,000	392	207	599	0	(6)
Wells Fargo & Co.	1.000	Quarterly	06/20/2023	0.549	15,000	308	9	317	3	0

						$4,406	$164	$4,570	$36	$(6)

56	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(4)	3-Month USD-LIBOR	1.750%	Semi-Annual	06/20/2020	$273,000	$(5,078)	$(412)	$(5,490)	$0	$(21)
Receive(4)	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023	70,000	3,220	(288)	2,932	43	0

						$(1,858)	$(700)	$(2,558)	$43	$(21)

Total Swap Agreements						$2,548	$(536)	$2,012	$79	$(27)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$79	$79	$0	$0	$(27)	$(27)

(j)

Securities with an aggregate market value of $3,298 and cash of $13,270 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2018	DKK	30,000		$4,444	$0	$(258)
GLM	07/2018	EUR	354		414	0	0
	07/2018		$1,208	GBP	906	0	(13)
HUS	07/2018		4,491	DKK	30,000	211	0
NGF	07/2018	GBP	906		$1,202	7	0

Total Forward Foreign Currency Contracts						$218	$(271)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC Fannie Mae, TBA 3.500% due 09/01/2048	$99.844	09/06/2018	$	44,000	$(96)	$(133)

Total Written Options						$(96)	$(133)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	57

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	1.125%	$4,400	$(57)	$36	$0	$(21)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.997	5,000	(252)	71	0	(181)
FBF	Mexico Government International Bond	1.000	Quarterly	06/20/2022	1.061	3,700	(9)	2	0	(7)
GST	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.125	4,700	(48)	25	0	(23)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.337	1,100	(10)	(6)	0	(16)
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.298	3,600	18	(5)	13	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	2.090	500	43	11	54	0

							$(315)	$134	$67	$(248)

Total Swap Agreements							$(315)	$134	$67	$(248)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$0	$0	$0	$0	$(258)	$0	$0	$(258)	$(258)	$409	$151
CBK	0	0	0	0	0	0	(202)	(202)	(202)	0	(202)
DUB	0	0	0	0	0	(133)	0	(133)	(133)	(140)	(273)
FBF	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
GLM	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
GST	0	0	67	67	0	0	(39)	(39)	28	0	28
HUS	211	0	0	211	0	0	0	0	211	(240)	(29)
NGF	7	0	0	7	0	0	0	0	7	0	7

Total Over the Counter	$218	$0	$67	$285	$(271)	$(133)	$(248)	$(652)

(l)	Securities with an aggregate market value of $409 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

58	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$36	$0	$0	$43	$79

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$218	$0	$218
Swap Agreements	0	67	0	0	0	67

	$0	$67	$0	$218	$0	$285

	$0	$103	$0	$218	$43	$364

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$21	$27

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$271	$0	$271
Written Options	0	0	0	0	133	133
Swap Agreements	0	248	0	0	0	248

	$0	$248	$0	$271	$133	$652

	$0	$254	$0	$271	$154	$679

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(332)	$(332)
Swap Agreements	0	5,028	0	0	(6)	5,022

	$0	$5,028	$0	$0	$(338)	$4,690

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,817)	$0	$(13,817)
Written Options	0	0	0	0	254	254
Swap Agreements	0	245	0	0	0	245

	$0	$245	$0	$(13,817)	$254	$(13,318)

	$0	$5,273	$0	$(13,817)	$(84)	$(8,628)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(119)	$0	$0	$(701)	$(820)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,914	$0	$7,914
Written Options	0	0	0	0	(36)	(36)
Swap Agreements	0	(1,474)	0	0	0	(1,474)

	$0	$(1,474)	$0	$7,914	$(36)	$6,404

	$0	$(1,593)	$0	$7,914	$(737)	$5,584

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	59

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

June 30, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,458	$2,335	$7,793
Corporate Bonds & Notes
Banking & Finance	0	407,790	0	407,790
Industrials	0	184,177	0	184,177
Utilities	0	40,235	0	40,235
Municipal Bonds & Notes
California	0	3,016	0	3,016
Florida	0	8,061	0	8,061
Illinois	0	12,858	0	12,858
New Jersey	0	1,992	0	1,992
South Dakota	0	7,993	0	7,993
Texas	0	3,054	0	3,054
West Virginia	0	3,615	0	3,615
U.S. Government Agencies	0	939,560	0	939,560
U.S. Treasury Obligations	0	199,231	0	199,231
Non-Agency Mortgage-Backed Securities	0	62,192	0	62,192
Asset-Backed Securities	0	343,134	6,009	349,143
Sovereign Issues	0	32,122	0	32,122
Short-Term Instruments
Repurchase Agreements	0	12,696	0	12,696

Total Investments	$0	$2,267,184	$8,344	$2,275,528

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$79	$0	$79
Over the counter	0	285	0	285

	$0	$364	$0	$364

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(27)	0	(27)
Over the counter	0	(652)	0	(652)

	$0	$(679)	$0	$(679)

Total Financial Derivative Instruments	$0	$(315)	$0	$(315)

Totals	$0	$2,266,869	$8,344	$2,275,213

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

60	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 148.2%

CORPORATE BONDS & NOTES 57.6%

BANKING & FINANCE 27.2%
AerCap Ireland Capital DAC
4.625% due 10/30/2020	$600	$612
Air Lease Corp.
2.750% due 01/15/2023	1,300	1,239
Allstate Corp.
2.964% due 03/29/2023 ~	400	402
Ally Financial, Inc.
3.500% due 01/27/2019	600	600
8.000% due 03/15/2020	400	428
American Tower Corp.
2.250% due 01/15/2022	600	574
3.450% due 09/15/2021	400	399
Aviation Capital Group LLC
2.875% due 01/20/2022	400	387
Bank of America Corp.
3.022% (US0003M + 0.660%) due 07/21/2021 ~	1,000	1,004
Barclays PLC
2.750% due 11/08/2019	1,500	1,489
8.250% due 12/15/2018 •(d)(e)	450	458
BGC Partners, Inc.
5.125% due 05/27/2021	250	255
BOC Aviation Ltd.
2.375% due 09/15/2021	200	192
3.000% due 03/30/2020	450	447
3.000% due 05/23/2022	500	483
3.875% due 05/09/2019	400	402
Cantor Fitzgerald LP
6.500% due 06/17/2022	400	425
CIT Group, Inc.
3.875% due 02/19/2019	350	351
Citigroup, Inc.
3.309% (US0003M + 0.950%) due 07/24/2023 ~	200	201
3.576% due 07/01/2026 ~	1,200	1,201
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	250	249
4.645% (US0003M + 2.290%) due 04/16/2021 ~	500	523
Danske Bank A/S
3.386% due 09/12/2023 ~	1,400	1,402
Discover Bank
2.600% due 11/13/2018	1,400	1,399
Five Corners Funding Trust
4.419% due 11/15/2023	400	412
General Motors Financial Co., Inc.
3.500% due 07/10/2019	1,500	1,508
Goldman Sachs Group, Inc.
3.948% (US0003M + 1.600%) due 07/15/2020 ~	1,000	1,014
Hartford Financial Services Group, Inc.
5.500% due 03/30/2020	500	520
ICICI Bank Ltd.
3.125% due 08/12/2020	1,465	1,442
International Lease Finance Corp.
8.250% due 12/15/2020	200	221
8.625% due 01/15/2022	500	574
Itau CorpBanca
2.570% due 01/11/2019	300	300
JPMorgan Chase & Co.
5.829% (US0003M + 3.470%) due 07/30/2018 ~(d)	1,000	1,011
Lloyds Banking Group PLC
3.130% due 06/21/2021 ~	900	900
Macquarie Group Ltd.
6.000% due 01/14/2020	2,000	2,081
Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	200	192
3.137% (US0003M + 0.775%) due 07/23/2019 ~	500	502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mizuho Financial Group, Inc.
3.207% due 09/11/2022 ~	$500	$503
3.473% (US0003M + 1.140%) due 09/13/2021 ~	700	711
3.819% (US0003M + 1.480%) due 04/12/2021 ~	400	410
Navient Corp.
5.500% due 01/15/2019	300	303
5.875% due 03/25/2021	200	204
6.625% due 07/26/2021	200	206
8.000% due 03/25/2020	1,000	1,057
ORIX Corp.
2.650% due 04/13/2021	500	488
2.900% due 07/18/2022	500	487
3.200% due 01/19/2022	500	493
QNB Finance Ltd.
2.125% due 09/07/2021	200	190
Reliance Standard Life Global Funding
2.150% due 10/15/2018	300	300
Royal Bank of Scotland Group PLC
3.813% (US0003M + 1.470%) due 05/15/2023 ~	800	804
Santander Holdings USA, Inc.
2.650% due 04/17/2020	200	198
Santander UK Group Holdings PLC
2.875% due 08/05/2021	800	776
Santander UK PLC
3.400% due 06/01/2021	1,000	1,000
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	1,018
SL Green Realty Corp.
5.000% due 08/15/2018	191	191
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	1,000	970
3.000% due 07/15/2022	200	193
Springleaf Finance Corp.
5.250% due 12/15/2019	100	101
8.250% due 12/15/2020	950	1,028
Starwood Property Trust, Inc.
3.625% due 02/01/2021	1,000	980
State Bank of India
3.622% due 04/17/2019	500	501
Sumitomo Mitsui Trust Bank Ltd.
2.050% due 03/06/2019	700	696
Synchrony Financial
3.000% due 08/15/2019	1,500	1,497
WEA Finance LLC
2.700% due 09/17/2019	1,525	1,519
Weyerhaeuser Co.
7.375% due 10/01/2019	200	210

		42,833

INDUSTRIALS 25.2%
AP Moller - Maersk A/S
2.875% due 09/28/2020	400	395
Aptiv PLC
3.150% due 11/19/2020	700	695
Arrow Electronics, Inc.
3.500% due 04/01/2022	900	888
Asciano Finance Ltd.
4.625% due 09/23/2020	311	315
BAT Capital Corp.
3.223% due 08/15/2022 ~	1,100	1,108
Boral Finance Pty. Ltd.
3.000% due 11/01/2022	400	386
Central Nippon Expressway Co. Ltd.
2.849% due 03/03/2022	1,000	980
3.131% (US0003M + 0.810%) due 03/03/2022 ~	500	503
3.186% (US0003M + 0.850%) due 09/14/2021 ~	500	505
Charter Communications Operating LLC
4.464% due 07/23/2022	300	304

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021	$457	$479
Crown Castle Towers LLC
3.222% due 05/15/2042	800	786
CVS Health Corp.
3.350% due 03/09/2021	800	800
D.R. Horton, Inc.
3.750% due 03/01/2019	400	401
Dell International LLC
4.420% due 06/15/2021	400	406
5.450% due 06/15/2023	500	524
Delta Air Lines, Inc.
2.600% due 12/04/2020	800	783
3.625% due 03/15/2022	900	890
DISH DBS Corp.
7.875% due 09/01/2019	300	312
Dominion Energy Gas Holdings LLC
2.926% due 06/15/2021 ~	300	300
Ecopetrol S.A.
7.625% due 07/23/2019	1,400	1,465
Energy Transfer Partners LP
4.150% due 10/01/2020	500	506
5.750% due 09/01/2020	200	208
6.700% due 07/01/2018	300	300
Equifax, Inc.
3.600% due 08/15/2021	1,200	1,200
Flex Ltd.
4.625% due 02/15/2020	500	508
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	1,400	1,435
General Electric Co.
5.000% due 01/21/2021 •(d)	1,200	1,185
Georgia-Pacific LLC
2.539% due 11/15/2019	400	398
Heathrow Funding Ltd.
4.875% due 07/15/2023	950	994
Hewlett Packard Enterprise Co.
2.850% due 10/05/2018	119	119
Humana, Inc.
2.625% due 10/01/2019	500	497
Hyundai Capital America
1.750% due 09/27/2019	800	785
Imperial Brands Finance PLC
2.950% due 07/21/2020	700	693
Kansas City Southern
3.000% due 05/15/2023	1,100	1,061
KLA-Tencor Corp.
3.375% due 11/01/2019	100	100
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	130	124
Masco Corp.
7.125% due 03/15/2020	39	41
McCormick & Co., Inc.
3.150% due 08/15/2024	1,100	1,052
MGM Resorts International
6.750% due 10/01/2020	600	630
8.625% due 02/01/2019	300	309
Mylan NV
3.150% due 06/15/2021	1,000	989
National Fuel Gas Co.
8.750% due 05/01/2019	500	523
Petronas Capital Ltd.
5.250% due 08/12/2019	300	307
QUALCOMM, Inc.
2.600% due 01/30/2023	1,000	956
QVC, Inc.
3.125% due 04/01/2019	1,100	1,099
Reynolds American, Inc.
4.000% due 06/12/2022	700	705
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	500	523
6.250% due 03/15/2022	500	538

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	61

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Schaeffler Finance BV
4.750% due 05/15/2023	$300	$299
Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	300	282
SK Broadband Co. Ltd.
2.875% due 10/29/2018	250	250
Sky PLC
2.625% due 09/16/2019	500	497
Southern Co.
2.950% due 07/01/2023	700	676
Syngenta Finance NV
3.933% due 04/23/2021	1,200	1,198
Takeda Pharmaceutical Co. Ltd.
2.450% due 01/18/2022	1,000	955
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	700	684
Time Warner Cable LLC
8.750% due 02/14/2019	500	517
Western Gas Partners LP
2.600% due 08/15/2018	1,000	1,000
WestJet Airlines Ltd.
3.500% due 06/16/2021	1,050	1,040
Woodside Finance Ltd.
3.650% due 03/05/2025	100	98
3.700% due 09/15/2026	200	192
4.600% due 05/10/2021	200	205
Woolworths Group Ltd.
4.000% due 09/22/2020	300	303
ZF North America Capital, Inc.
4.000% due 04/29/2020	394	397

		39,603

UTILITIES 5.2%
AT&T, Inc.
2.975% due 06/01/2021 ~	300	301
3.245% due 02/15/2023 ~	1,100	1,111
BP Capital Markets PLC
3.205% (US0003M + 0.870%) due 09/16/2021 ~	1,000	1,019
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	200	199
Dominion Energy, Inc.
2.930% due 05/15/2020 ~	700	701
Duke Energy Corp.
2.830% due 05/14/2021 ~	600	600
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	500	531
FirstEnergy Corp.
2.850% due 07/15/2022	970	941
Sprint Capital Corp.
6.900% due 05/01/2019	300	307
Verizon Communications, Inc.
3.443% due 05/15/2025 ~	1,000	1,000
Vodafone Group PLC
3.290% due 01/16/2024 ~	1,500	1,494

		8,204

Total Corporate Bonds & Notes (Cost $91,389)		90,640

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.3%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	420	420

KANSAS 0.3%
Kansas Development Finance Authority Revenue Notes, Series 2015
2.258% due 04/15/2019	500	499

Total Municipal Bonds & Notes (Cost $920)		919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 13.1%
Fannie Mae
4.000% due 09/01/2039 - 10/01/2043	$1,645	$1,685
4.250% due 11/01/2035 - 01/01/2036	355	366
4.750% due 09/01/2034 - 04/01/2036	830	874
5.000% due 04/01/2019 - 09/01/2047	2,664	2,749
5.500% due 06/01/2019 - 09/01/2040	2,100	2,197
6.000% due 05/01/2029 - 01/01/2039	1,301	1,367
6.500% due 09/01/2021 - 12/01/2037	986	1,064
Fannie Mae, TBA
4.000% due 08/01/2048	500	509
Freddie Mac
2.000% due 02/01/2028 - 04/01/2028	13	13
4.500% due 12/01/2019 - 07/01/2021	54	55
5.000% due 07/01/2019 - 03/01/2033	62	63
5.500% due 11/01/2021 - 10/01/2037	313	325
6.000% due 02/01/2028 - 02/01/2033	64	67
6.500% due 07/01/2037 - 02/01/2038	570	606
7.000% due 10/01/2037	87	89
10.500% due 02/01/2019 - 12/01/2020	18	17
11.000% due 11/01/2018 - 01/01/2021	6	6
Ginnie Mae
3.000% due 11/20/2046	230	226
3.085% (LIBOR01M + 1.000%) due 08/16/2039 ~	10	11
3.500% due 05/20/2042 - 09/20/2044	764	766
3.700% due 04/15/2042	222	224
3.740% due 03/20/2042 - 07/20/2042	368	371
3.750% due 04/15/2042 - 03/20/2044	341	348
4.000% due 04/20/2040 - 06/20/2043	2,826	2,848
4.500% due 08/20/2038 - 01/20/2042	1,630	1,690
5.000% due 02/20/2039 - 10/20/2047	439	452
5.500% due 03/20/2034 - 08/20/2041	727	753
6.500% due 09/20/2025 - 07/20/2039	150	159
7.000% due 09/15/2024 - 06/20/2039	725	759

Total U.S. Government Agencies (Cost $21,254)		20,659

U.S. TREASURY OBLIGATIONS 53.3%
U.S. Treasury Notes
1.375% due 07/31/2019 (g)	38,500	38,092
1.500% due 10/31/2019 (g)(i)(k)	15,900	15,705
2.250% due 03/31/2020 (g)	26,050	25,934
2.500% due 05/31/2020	4,200	4,198

Total U.S. Treasury Obligations (Cost $84,160)		83,929

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%
Bear Stearns Adjustable Rate Mortgage Trust
3.615% due 02/25/2033 ~	2	2
BX Trust
2.953% (LIBOR01M + 0.880%) due 07/15/2034 ~	633	634

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.321% (LIBOR01M + 0.230%) due 10/25/2035 ~	$565	$556
GSR Mortgage Loan Trust
3.923% due 09/25/2035 ~	34	35
4.450% (US0012M + 1.750%) due 08/25/2033 ~	296	298
Hyatt Hotel Portfolio Trust
2.731% due 08/09/2032 ~	1,300	1,298
Impac CMB Trust
2.731% (US0001M + 0.640%) due 03/25/2035 ~	252	247
JPMorgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	300	297
MASTR Adjustable Rate Mortgages Trust
3.809% due 04/21/2034 ~	62	64
Merrill Lynch Mortgage Investors Trust
3.797% due 12/25/2035 ~	783	784
Nomura Resecuritization Trust
3.450% due 04/26/2037 ~	577	586
Sequoia Mortgage Trust
2.673% (LIBOR01M + 0.720%) due 11/22/2024 ~	7	7
2.744% (US0001M + 0.660%) due 06/20/2033 ~	5	5
Structured Asset Mortgage Investments Trust
2.665% (US0001M + 0.580%) due 07/19/2034 ~	11	11
2.745% (US0001M + 0.660%) due 09/19/2032 ~	23	23
Thornburg Mortgage Securities Trust
3.379% due 04/25/2045 ~	181	182
WaMu Mortgage Pass-Through Certificates Trust
2.401% (US0001M + 0.310%) due 01/25/2045 ~	29	29
2.491% (US0001M + 0.400%) due 06/25/2044 ~	1,184	1,174
4.099% due 06/25/2033 ~	4	4
Wells Fargo Mortgage-Backed Securities Trust
3.705% due 06/25/2035 ~	4	4

Total Non-Agency Mortgage-Backed Securities (Cost $6,161)		6,240

ASSET-BACKED SECURITIES 12.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.851% (US0001M + 0.760%) due 09/25/2033 ~	43	43
Apidos CLO
3.335% (US0003M + 0.980%) due 01/19/2025 ~	447	447
Bayview Opportunity Master Fund Trust
3.105% due 07/28/2032 ×	93	93
Bear Stearns Asset-Backed Securities Trust
2.891% (LIBOR01M + 0.800%) due 10/27/2032 ~	42	41
BlueMountain CLO Ltd.
3.672% (US0003M + 1.330%) due 04/13/2027 ~	300	300
Carlyle Global Market Strategies CLO Ltd.
3.488% (US0003M + 1.140%) due 10/16/2025 ~	400	400
Cent CLO Ltd.
3.689% (US0003M + 1.330%) due 10/29/2025 ~	281	282
Chase Funding Trust
2.691% (US0001M + 0.600%) due 07/25/2033 ~	210	204
CIFC Funding Ltd.
3.220% due 10/25/2027 ~	300	300
Colony Starwood Homes Trust
3.585% (LIBOR01M + 1.500%) due 07/17/2033 ~	194	195
Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	174	176

62	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Crown Point CLO Ltd.
0.000% due 07/17/2028 ~(a)	$700	$700
Drug Royalty LP
5.198% (US0003M + 2.850%) due 07/15/2023 ~	79	80
Dryden Senior Loan Fund
3.248% due 10/15/2027 ~	300	300
Eagle Ltd.
2.570% due 12/15/2039	30	30
First Franklin Mortgage Loan Trust
2.841% (US0001M + 0.750%) due 11/25/2034 ~	256	251
MP CLO Ltd.
3.195% due 04/18/2027 ~	1,500	1,499
Navient Private Education Loan Trust
3.273% (US0001M + 1.200%) due 12/15/2028 ~	783	792
Navient Student Loan Trust
3.341% (US0001M + 1.250%) due 06/25/2065 ~	78	81
New Century Home Equity Loan Trust
3.021% (US0001M + 0.930%) due 11/25/2034 ~	601	608
NovaStar Mortgage Funding Trust
2.620% (LIBOR01M + 0.660%) due 01/25/2036 ~	1,000	996
Regatta Funding Ltd.
3.520% (US0003M + 1.160%) due 10/25/2026 ~	400	400
Residential Asset Mortgage Products Trust
2.771% (US0001M + 0.680%) due 05/25/2035 ~	500	498
Saxon Asset Securities Trust
2.811% (US0001M + 0.720%) due 05/25/2035 ~	195	178
Securitized Asset-Backed Receivables LLC Trust
2.766% (US0001M + 0.675%) due 01/25/2035 ~	474	465
SLM Student Loan Trust
3.110% (US0003M + 0.750%) due 04/25/2023 ~	574	573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.860% (US0003M + 1.500%) due 04/25/2023 ~	$618	$630
4.060% (US0003M + 1.700%) due 07/25/2023 ~	543	557
SoFi Professional Loan Program LLC
3.020% due 02/25/2040	332	325
Starwood Waypoint Homes Trust
3.035% due 01/17/2035 ~	995	1,000
Structured Asset Investment Loan Trust
2.641% (US0001M + 0.550%) due 09/25/2034 ~	1,980	1,953
Structured Asset Securities Corp. Mortgage Loan Trust
2.226% (US0001M + 0.135%) due 07/25/2036 ~	562	549
Towd Point Mortgage Trust
2.691% due 02/25/2057 ~	811	814
VOLT LLC
3.000% due 10/25/2047 ×	400	397
3.125% due 09/25/2047 ×	873	868
3.375% due 05/28/2047 ×	175	175
3.500% due 03/25/2047 ×	266	266
4.375% due 11/27/2045 ×	34	34
Westlake Automobile Receivables Trust
3.513% (US0003M + 1.160%) due 07/17/2026 ~	400	400
WhiteHorse Ltd.
3.010% due 04/17/2027 ~	1,000	998

Total Asset-Backed Securities (Cost $18,815)		18,898

SOVEREIGN ISSUES 0.5%
Export-Import Bank of India
2.750% due 04/01/2020	800	786

Total Sovereign Issues (Cost $786)		786

SHORT-TERM INSTRUMENTS 7.1%

CERTIFICATES OF DEPOSIT 0.9%
Barclays Bank PLC
1.940% due 09/04/2018	200	200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse AG
2.722% due 09/28/2018 ~	$700	$701
Itau CorpBanca
2.500% due 12/07/2018	500	500

		1,401

COMMERCIAL PAPER 1.6%
AT&T, Inc.
3.134% due 05/28/2019	500	486
Ford Motor Credit Co.
2.900% due 02/19/2019	600	589
National Grid USA
2.453% due 07/13/2018	1,500	1,499

		2,574

REPURCHASE AGREEMENTS (f) 4.3%
		6,734

ARGENTINA TREASURY BILLS 0.3%
1.206% due 08/10/2018 (b)(c)	500	498

U.S. TREASURY BILLS 0.0%
1.958% due 10/04/2018 (b)(c)(k)	5	5

Total Short-Term Instruments (Cost $11,212)		11,212

Total Investments in Securities (Cost $234,697)		233,283

Total Investments 148.2% (Cost $234,697)		$233,283

Financial Derivative Instruments (h)(j) 0.1% (Cost or Premiums, net $(539))		87

Other Assets and Liabilities, net (48.3)%		(75,988)

Net Assets 100.0%		$157,382

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	2.150%	06/29/2018	07/02/2018	$6,734	U.S. Treasury Notes 2.750% due 04/30/2023	$(6,738)	$6,734	$6,735

Total Repurchase Agreements						$(6,738)	$6,734	$6,735

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	63

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	1.980%	06/25/2018	07/12/2018	$(37,197)	$(37,211)
	1.980	06/28/2018	07/12/2018	(2,380)	(2,380)
	2.020	06/28/2018	07/17/2018	(2,324)	(2,325)
	2.030	06/28/2018	07/27/2018	(1,293)	(1,294)
	2.150	06/29/2018	07/27/2018	(13,922)	(13,924)
	2.200	06/29/2018	07/17/2018	(297)	(297)
	4.100	06/28/2018	07/31/2018	(18,389)	(18,393)

Total Sale-Buyback Transactions					$(75,824)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (0.6)%
Fannie Mae, TBA	3.000%	08/01/2048	$1,000	$(965)	$(967)

U.S. Treasury Obligations (4.3)%
U.S. Treasury Notes	2.750	04/30/2023	6,700	(6,716)	(6,737)

Total Short Sales (4.9)%				$(7,681)	$(7,704)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
JPS	$6,735	$0	$0	$0	$0	$6,735	$(6,738)	$(3)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(6,737)	0	(6,737)	0	(6,737)
UBS	0	0	(75,824)	0	0	(75,824)	75,433	(391)

Total Borrowings and Other Financing Transactions	$6,735	$0	$(75,824)	$(6,737)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(57,431)	$(18,393)	$0	$(75,824)

Total Borrowings	$0	$(57,431)	$(18,393)	$0	$(75,824)

Payable for sale-buyback financing transactions					$(75,824)

(g)	Securities with an aggregate market value of $75,433 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(56,763) at a weighted average interest rate of 1.456%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(77) of deferred price drop.
(4)	Payable for short sales includes $(32) of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

64	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

(h)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2018	593	$144,336	$(432)	$0	$0
90-Day Eurodollar June Futures	06/2019	150	36,429	(52)	0	0
U.S. Treasury 2-Year Note September Futures	09/2018	2	424	0	0	0

				$(484)	$0	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2019	472	$(114,501)	$496	$12	$0
90-Day Eurodollar June Futures	06/2020	82	(19,889)	15	3	0
U.S. Treasury 5-Year Note September Futures	09/2018	138	(15,679)	(63)	3	0
U.S. Treasury 10-Year Note September Futures	09/2018	71	(8,533)	(79)	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2018	7	(1,117)	(28)	1	0

				$341	$19	$0

Total Futures Contracts				$(143)	$19	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$2,800	$(213)	$35	$(178)	$0	$0
CDX.HY-30 5-Year Index	(5.000)	Quarterly	06/20/2023	2,500	(159)	9	(150)	0	(1)
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022	3,500	(85)	24	(61)	0	(2)
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023	3,100	(55)	7	(48)	0	(2)

					$(512)	$75	$(437)	$0	$(5)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(4)	1-Month USD-LIBOR + 0.139%	2.353%	Quarterly	05/10/2021	$ 23,740	$0	$(1)	$(1)	$0	$(1)
Pay(4)	1-Month USD-LIBOR + 0.136%	2.356	Quarterly	05/11/2021	11,900	0	1	1	0	(1)
Pay(4)	1-Month USD-LIBOR + 0.139%	2.355	Quarterly	05/14/2021	14,760	0	(1)	(1)	0	(1)

						$0	$(1)	$(1)	$0	$(3)

Total Swap Agreements						$(512)	$74	$(438)	$0	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$19	$0	$19	$0	$0	$(8)	$(8)

(i)

Securities with an aggregate market value of $224 and cash of $500 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	65

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Versus Floating Rate Index Receive 3-Month USD-LIBOR.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2018	JPY	486,000		$4,475	$85	$0
CBK	07/2018		186,200		1,693	11	0
	07/2018		$2,960	GBP	2,234	0	(11)
GLM	07/2018	EUR	1,272		$1,486	1	0
	07/2018		$1,477	EUR	1,272	9	0
TOR	07/2018		6,118	JPY	672,200	0	(47)
	08/2018	JPY	672,200		$6,130	47	0
UAG	07/2018	GBP	2,234		2,954	5	0
	08/2018		$2,958	GBP	2,234	0	(6)

Total Forward Foreign Currency Contracts						$158	$(64)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
UAG	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	08/23/2018	$	28,000	$18	$22
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.040	08/23/2018		28,000	19	8

Total Purchased Options								$37	$30

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	07/18/2018	$700	$(1)	$0
BPS	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	07/18/2018	1,000	(1)	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018	1,100	(1)	(1)
CBK	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	07/18/2018	800	(1)	0
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.900	09/19/2018	800	(1)	(1)
JPM	Put - OTC CDX.IG-30 5-Year Index	Sell	0.725	07/18/2018	1,400	(1)	(1)

						$(6)	$(3)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	07/26/2018	$	11,300	$(17)	$(13)
UAG	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.880	08/23/2018		6,500	(21)	(30)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.410	08/23/2018		6,500	(20)	(2)

								$(58)	$(45)

Total Written Options								$(64)	$(48)

66	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(1)
BOA	$0	$0	$0	$0	$0	$0	$0	$0	$0	$6	$6
BPS	85	0	0	85	0	(1)	0	(1)	84	0	84
CBK	11	0	0	11	(11)	(1)	0	(12)	(1)	0	(1)
GLM	10	0	0	10	0	0	0	0	10	0	10
JPM	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYC	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
TOR	47	0	0	47	(47)	0	0	(47)	0	0	0
UAG	5	30	0	35	(6)	(32)	0	(38)	(3)	0	(3)

Total Over the Counter	$158	$30	$0	$188	$(64)	$(48)	$0	$(112)

(k)	Securities with an aggregate market value of $6 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2018.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$158	$0	$158
Purchased Options	0	0	0	0	30	30

	$0	$0	$0	$158	$30	$188

	$0	$0	$0	$158	$49	$207

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$5	$0	$0	$3	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$64	$0	$64
Written Options	0	3	0	0	45	48

	$0	$3	$0	$64	$45	$112

	$0	$8	$0	$64	$48	$120

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	67

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

June 30, 2018

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,108	$1,108
Swap Agreements	0	(240)	0	0	(264)	(504)

	$0	$(240)	$0	$0	$844	$604

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(152)	$0	$(152)
Purchased Options	0	0	0	0	(41)	(41)
Written Options	0	11	0	0	(30)	(19)

	$0	$11	$0	$(152)	$(71)	$(212)

	$0	$(229)	$0	$(152)	$773	$392

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(251)	$(251)
Swap Agreements	0	106	0	0	(1)	105

	$0	$106	$0	$0	$(252)	$(146)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$200	$0	$200
Purchased Options	0	0	0	0	(7)	(7)
Written Options	0	3	0	0	13	16

	$0	$3	$0	$200	$6	$209

	$0	$109	$0	$200	$(246)	$63

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$42,833	$0	$42,833
Industrials	0	39,603	0	39,603
Utilities	0	8,204	0	8,204
Municipal Bonds & Notes
California	0	420	0	420
Kansas	0	499	0	499
U.S. Government Agencies	0	20,659	0	20,659
U.S. Treasury Obligations	0	83,929	0	83,929
Non-Agency Mortgage-Backed Securities	0	6,240	0	6,240
Asset-Backed Securities	0	18,898	0	18,898
Sovereign Issues	0	786	0	786
Short-Term Instruments
Certificates of Deposit	0	1,401	0	1,401
Commercial Paper	0	2,574	0	2,574
Repurchase Agreements	0	6,734	0	6,734
Argentina Treasury Bills	0	498	0	498
U.S. Treasury Bills	0	5	0	5

Total Investments	$0	$233,283	$0	$233,283

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(967)	$0	$(967)
U.S. Treasury Obligations	0	(6,737)	0	(6,737)

	$0	$(7,704)	$0	$(7,704)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19	0	0	19
Over the counter	0	188	0	188

	$19	$188	$0	$207

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(8)	0	(8)
Over the counter	0	(112)	0	(112)

	$0	$(120)	$0	$(120)

Total Financial Derivative Instruments	$19	$68	$0	$87

Totals	$19	$225,647	$0	$225,666

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

68	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

June 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.9%

CORPORATE BONDS & NOTES 57.9%

BANKING & FINANCE 35.7%
ABN AMRO Bank NV
2.500% due 10/30/2018	$11,854	$11,866
2.995% (US0003M + 0.640%) due 01/18/2019 ~	6,565	6,586
ADCB Finance Cayman Ltd.
2.750% due 09/16/2019	7,500	7,458
3.000% due 03/04/2019	24,000	24,002
AerCap Ireland Capital DAC
3.750% due 05/15/2019	40,939	41,192
4.250% due 07/01/2020	1,500	1,517
4.625% due 10/30/2020	1,550	1,581
AIA Group Ltd.
2.250% due 03/11/2019	800	795
AIG Global Funding
2.797% due 06/25/2021 ~	8,900	8,909
Air Lease Corp.
2.625% due 09/04/2018	7,750	7,747
3.375% due 01/15/2019	25,270	25,322
American Express Co.
2.968% (US0003M + 0.610%) due 08/01/2022 ~	14,200	14,217
American Express Credit Corp.
2.969% (US0003M + 0.610%) due 07/31/2018 ~	400	400
3.386% (US0003M + 1.050%) due 09/14/2020 ~	8,900	9,051
American International Group, Inc.
2.300% due 07/16/2019	15,311	15,222
American Tower Corp.
3.400% due 02/15/2019	1,610	1,615
Athene Global Funding
3.499% (US0003M + 1.140%) due 04/20/2020 ~	38,500	39,000
3.566% (US0003M + 1.230%) due 07/01/2022 ~	35,659	36,411
AvalonBay Communities, Inc.
2.778% due 01/15/2021 ~	7,200	7,201
Aviation Capital Group LLC
2.875% due 09/17/2018	25,800	25,806
Axis Bank Ltd.
3.250% due 05/21/2020	3,000	2,960
Bangkok Bank PCL
3.300% due 10/03/2018	22,263	22,276
Bank of America Corp.
2.987% due 10/01/2021 ~	28,000	28,108
3.022% (US0003M + 0.660%) due 07/21/2021 ~	5,700	5,724
3.388% (US0003M + 1.040%) due 01/15/2019 ~	13,783	13,853
Banque Federative du Credit Mutuel S.A.
2.713% due 08/05/2019 ~	10,000	9,993
2.750% due 01/22/2019	2,500	2,499
Barclays PLC
2.750% due 11/08/2019	48,900	48,550
3.710% due 05/16/2024 ~	19,000	18,858
BNZ International Funding Ltd.
2.350% due 03/04/2019	22,563	22,482
2.400% due 02/21/2020	2,500	2,465
3.031% (US0003M + 0.700%) due 02/21/2020 ~	19,400	19,510
BOC Aviation Ltd.
3.000% due 03/30/2020	3,390	3,369
3.875% due 05/09/2019	15,420	15,504
Canadian Imperial Bank of Commerce
2.834% (US0003M + 0.520%) due 09/06/2019 ~	1,860	1,870
Caterpillar Financial Services Corp.
2.840% due 05/15/2023 ~	10,200	10,166
CDP Financial, Inc.
4.400% due 11/25/2019	18,000	18,409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chiba Bank Ltd.
2.550% due 10/30/2019	$12,000	$11,889
Citibank N.A.
2.595% due 09/18/2019 ~	4,500	4,501
Citigroup, Inc.
3.352% due 06/01/2024 ~	27,300	27,347
3.553% (US0003M + 1.190%) due 08/02/2021 ~	8,200	8,354
3.672% (US0003M + 1.310%) due 10/26/2020 ~	11,200	11,431
3.714% (US0003M + 1.380%) due 03/30/2021 ~	27,000	27,602
Cooperatieve Rabobank UA
3.167% (US0003M + 0.830%) due 01/10/2022 ~	45,000	45,592
Credit Agricole S.A.
2.500% due 04/15/2019	5,000	4,990
Credit Suisse AG
2.300% due 05/28/2019	500	498
Credit Suisse Group AG
3.566% due 06/12/2024 ~	5,000	5,000
Credit Suisse Group Funding Guernsey Ltd.
4.645% (US0003M + 2.290%) due 04/16/2021 ~	16,900	17,669
Danske Bank A/S
2.831% (US0003M + 0.510%) due 03/02/2020 ~	16,000	16,046
2.894% (US0003M + 0.580%) due 09/06/2019 ~	1,000	1,004
DBS Group Holdings Ltd.
2.246% due 07/16/2019	2,028	2,013
2.811% (US0003M + 0.490%) due 06/08/2020 ~	7,000	7,010
2.848% (US0003M + 0.500%) due 07/16/2019 ~	10,000	10,013
2.980% (US0003M + 0.620%) due 07/25/2022 ~	31,530	31,622
Dexia Credit Local S.A.
1.875% due 03/28/2019	53,370	53,148
1.875% due 01/29/2020	1,700	1,674
2.250% due 01/30/2019	48,700	48,613
2.500% due 01/25/2021	10,150	10,028
Discover Bank
2.600% due 11/13/2018	800	800
DNB Bank ASA
2.707% due 10/02/2020 ~	10,000	10,021
3.391% (US0003M + 1.070%) due 06/02/2021 ~	5,000	5,094
Erste Abwicklungsanstalt
2.537% (US0003M + 0.210%) due 03/09/2020 ~	22,400	22,472
EXIM Sukuk Malaysia Bhd.
2.874% due 02/19/2019	9,400	9,387
First Abu Dhabi Bank PJSC
3.000% due 08/13/2019	10,734	10,740
First Gulf Bank PJSC
3.250% due 01/14/2019	6,400	6,415
First Republic Bank
2.375% due 06/17/2019	1,880	1,870
FMS Wertmanagement
2.656% (US0003M + 0.300%) due 02/11/2019 ~	7,600	7,616
Ford Motor Credit Co. LLC
1.897% due 08/12/2019	5,745	5,667
2.021% due 05/03/2019	14,258	14,143
2.597% due 11/04/2019	1,500	1,489
2.943% due 01/08/2019	5,215	5,219
3.156% (US0003M + 0.830%) due 03/12/2019 ~	14,700	14,747
3.293% (US0003M + 0.930%) due 11/04/2019 ~	830	836
3.331% (US0003M + 1.000%) due 01/09/2020 ~	14,900	15,009
3.911% (US0003M + 1.580%) due 01/08/2019 ~	7,400	7,448

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Motors Financial Co., Inc.
2.350% due 10/04/2019	$1,000	$992
2.400% due 05/09/2019	18,609	18,526
3.100% due 01/15/2019	14,043	14,058
3.187% due 04/09/2021 ~	6,900	6,939
3.500% due 07/10/2019	3,000	3,016
3.908% (US0003M + 1.560%) due 01/15/2020 ~	32,382	32,889
4.408% (US0003M + 2.060%) due 01/15/2019 ~	6,884	6,948
Goldman Sachs Group, Inc.
3.067% (US0003M + 0.730%) due 12/27/2020 ~	3,000	3,011
3.472% (US0003M + 1.110%) due 04/26/2022 ~	16,000	16,163
3.513% (US0003M + 1.170%) due 11/15/2021 ~	38,125	38,606
3.522% (US0003M + 1.160%) due 04/23/2020 ~	10,000	10,132
3.720% (US0003M + 1.360%) due 04/23/2021 ~	6,656	6,804
Harley-Davidson Financial Services, Inc.
2.671% (US0003M + 0.350%) due 03/08/2019 ~	5,800	5,807
2.831% due 05/21/2020 ~	9,000	9,021
Hong Kong Sukuk Ltd.
2.005% due 09/18/2019	200	198
HSBC Holdings PLC
2.926% due 05/18/2021 ~	6,550	6,561
3.990% (US0003M + 1.660%) due 05/25/2021 ~	66,000	68,102
HSBC USA, Inc.
2.250% due 06/23/2019	5,000	4,966
3.215% (US0003M + 0.880%) due 09/24/2018 ~	3,700	3,707
Hutchison Whampoa International Ltd.
7.625% due 04/09/2019	9,173	9,498
ICICI Bank Ltd.
3.441% (US0003M + 1.120%) due 12/04/2018 ~	14,300	14,302
3.500% due 03/18/2020	850	846
4.800% due 05/22/2019	67,991	68,910
Indian Railway Finance Corp. Ltd.
3.917% due 02/26/2019	5,820	5,842
ING Bank NV
2.050% due 08/17/2018	1,400	1,399
3.027% (US0003M + 0.690%) due 10/01/2019 ~	24,225	24,338
3.291% (US0003M + 0.970%) due 08/17/2020 ~	2,000	2,026
International Finance Facility for Immunisation Co.
2.618% (US0003M + 0.260%) due 11/01/2019 ~	5,575	5,597
International Lease Finance Corp.
5.875% due 04/01/2019	18,912	19,303
6.250% due 05/15/2019	21,960	22,520
7.125% due 09/01/2018	34,132	34,356
8.250% due 12/15/2020	2,301	2,538
Intesa Sanpaolo SpA
3.875% due 01/15/2019	21,550	21,553
Jackson National Life Global Funding
2.807% due 06/11/2021 ~	1,700	1,703
3.067% (US0003M + 0.730%) due 06/27/2022 ~	25,750	26,015
John Deere Capital Corp.
2.556% due 01/07/2020 ~	15,000	15,009
2.869% due 06/07/2023 ~	12,000	11,994
JPMorgan Chase & Co.
2.945% due 06/18/2022 ~	47,000	47,009
3.780% (US0003M + 1.480%) due 03/01/2021 ~	12,145	12,487
JPMorgan Chase Bank N.A.
2.605% due 02/13/2020 ~	15,000	15,000
2.648% due 02/01/2021 ~	19,000	19,021
Krung Thai Bank PCL
2.250% due 09/11/2018	11,130	11,111

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	69

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LeasePlan Corp. NV
2.875% due 01/22/2019	$30,675	$30,628
Lloyds Bank PLC
2.050% due 01/22/2019	3,800	3,789
2.853% due 05/07/2021 ~	24,000	24,044
Macquarie Bank Ltd.
2.600% due 06/24/2019	15,500	15,455
3.479% (US0003M + 1.120%) due 07/29/2020 ~	51,650	52,294
3.528% (US0003M + 1.180%) due 01/15/2019 ~	4,500	4,524
Macquarie Group Ltd.
3.000% due 12/03/2018	35,278	35,316
3.339% due 11/28/2023 ~	2,750	2,760
7.625% due 08/13/2019	2,000	2,094
Mitsubishi Corp. Finance PLC
2.846% (US0003M + 0.480%) due 04/30/2019 ~	6,000	6,002
Mitsubishi UFJ Financial Group, Inc.
3.061% due 03/02/2023 ~	16,000	16,044
3.150% (US0003M + 0.790%) due 07/25/2022 ~	38,516	38,702
3.249% (US0003M + 0.920%) due 02/22/2022 ~	12,450	12,577
3.393% (US0003M + 1.060%) due 09/13/2021 ~	30,912	31,368
Mitsubishi UFJ Lease & Finance Co. Ltd.
2.500% due 03/09/2020	4,800	4,740
3.137% (US0003M + 0.775%) due 07/23/2019 ~	26,122	26,223
3.256% (US0003M + 0.925%) due 02/20/2019 ~	2,800	2,812
Mizuho Bank Ltd.
2.450% due 04/16/2019	12,645	12,607
2.650% due 09/25/2019	1,564	1,556
3.549% (US0003M + 1.190%) due 10/20/2018 ~	18,572	18,627
Mizuho Financial Group, Inc.
3.207% due 09/11/2022 ~	42,600	42,852
3.259% (US0003M + 0.940%) due 02/28/2022 ~	9,000	9,076
3.473% (US0003M + 1.140%) due 09/13/2021 ~	17,305	17,571
3.819% (US0003M + 1.480%) due 04/12/2021 ~	17,600	18,028
Morgan Stanley
2.903% due 02/10/2021 ~	40,100	40,188
3.292% (US0003M + 0.930%) due 07/22/2022 ~	22,500	22,691
MUFG Bank Ltd
2.350% due 09/08/2019	5,200	5,160
Nasdaq, Inc.
2.722% due 03/22/2019 ~	38,000	38,046
National Bank of Canada
2.953% (US0003M + 0.600%) due 01/17/2020 ~	18,000	18,094
Nederlandse Waterschapsbank NV
2.361% due 03/15/2019 ~	29,000	29,010
Nissan Motor Acceptance Corp.
2.726% due 09/28/2020 ~	5,000	5,005
2.732% (US0003M + 0.390%) due 07/13/2020 ~	15,000	15,024
2.853% (US0003M + 0.520%) due 09/13/2019 ~	12,315	12,361
2.992% (US0003M + 0.650%) due 07/13/2022 ~	9,500	9,514
3.026% due 09/28/2022 ~	9,850	9,868
3.232% (US0003M + 0.890%) due 01/13/2022 ~	40,855	41,401
Nomura Holdings, Inc.
2.750% due 03/19/2019	30,900	30,896
Nordea Bank AB
2.375% due 04/04/2019	9,500	9,481
2.789% (US0003M + 0.470%) due 05/29/2020 ~	9,000	9,031

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NRW Bank
2.483% due 02/01/2022 ~	$27,000	$27,150
2.526% (US0003M + 0.170%) due 02/11/2019 ~	12,900	12,916
2.751% (US0003M + 0.430%) due 03/08/2019 ~	5,000	5,015
NTT Finance Corp.
2.864% (US0003M + 0.530%) due 06/29/2020 ~	48,138	48,332
Protective Life Global Funding
2.762% (US0003M + 0.420%) due 03/29/2019 ~	5,010	5,018
2.856% due 06/28/2021 ~	10,000	10,001
QNB Finance Ltd.
2.750% due 10/31/2018	28,243	28,234
3.705% due 02/12/2020 ~	4,200	4,220
Reliance Standard Life Global Funding
2.150% due 10/15/2018	2,400	2,397
2.500% due 04/24/2019	15,382	15,328
2.500% due 01/15/2020	5,000	4,948
Royal Bank of Scotland Group PLC
3.813% (US0003M + 1.470%) due 05/15/2023 ~	43,000	43,234
6.400% due 10/21/2019	16,921	17,560
Santander UK PLC
2.350% due 09/10/2019	9,200	9,130
2.500% due 03/14/2019	76,000	75,855
2.920% due 06/01/2021 ~	10,000	9,998
3.180% (US0003M + 0.850%) due 08/24/2018 ~	20,033	20,060
3.816% (US0003M + 1.480%) due 03/14/2019 ~	14,700	14,822
Siam Commercial Bank PCL
3.500% due 04/07/2019	10,840	10,862
Skandinaviska Enskilda Banken AB
2.751% due 05/17/2021 ~	15,000	14,993
Standard Chartered PLC
2.100% due 08/19/2019	25,279	24,951
2.400% due 09/08/2019	9,630	9,542
3.461% (US0003M + 1.130%) due 08/19/2019 ~	35,280	35,599
State Bank of India
3.275% (US0003M + 0.950%) due 04/06/2020 ~	40,200	40,337
3.622% due 04/17/2019	14,743	14,769
SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020	3,500	3,420
Sumitomo Mitsui Banking Corp.
1.966% due 01/11/2019	37,158	37,005
2.665% due 10/18/2019 ~	32,400	32,444
Sumitomo Mitsui Financial Group, Inc.
3.095% due 10/18/2022 ~	4,500	4,506
3.119% (US0003M + 0.780%) due 07/12/2022 ~	33,065	33,213
3.307% (US0003M + 0.970%) due 01/11/2022 ~	12,000	12,152
3.458% (US0003M + 1.110%) due 07/14/2021 ~	11,500	11,682
4.007% (US0003M + 1.680%) due 03/09/2021 ~	6,000	6,188
Sumitomo Mitsui Trust Bank Ltd.
1.950% due 09/19/2019	680	671
2.050% due 03/06/2019	15,888	15,804
2.050% due 10/18/2019	4,515	4,453
2.766% due 09/19/2019 ~	3,000	3,004
2.824% (US0003M + 0.510%) due 03/06/2019 ~	63,308	63,421
3.265% (US0003M + 0.910%) due 10/18/2019 ~	9,200	9,276
Suncorp-Metway Ltd.
2.100% due 05/03/2019	2,000	1,987
Svenska Handelsbanken AB
2.800% due 05/24/2021 ~	9,700	9,706
2.804% (US0003M + 0.490%) due 09/06/2019 ~	14,950	15,004
2.825% (US0003M + 0.490%) due 06/17/2019 ~	3,900	3,913

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Synchrony Financial
2.600% due 01/15/2019	$5,310	$5,301
3.000% due 08/15/2019	5,731	5,721
Toyota Motor Credit Corp.
2.721% due 05/17/2022 ~	18,900	18,965
3.027% (US0003M + 0.690%) due 01/11/2022 ~	21,500	21,777
UBS AG
2.639% (US0003M + 0.320%) due 12/07/2018 ~	6,600	6,606
2.639% due 05/28/2019 ~	8,500	8,512
2.780% due 12/01/2020 ~	11,500	11,506
2.901% (US0003M + 0.580%) due 06/08/2020 ~	3,000	3,010
UBS Group Funding Switzerland AG
3.293% due 08/15/2023 ~	28,000	28,047
4.128% (US0003M + 1.780%) due 04/14/2021 ~	28,300	29,227
United Overseas Bank Ltd.
2.842% due 04/23/2021 ~	8,500	8,518
VEREIT Operating Partnership LP
3.000% due 02/06/2019	5,647	5,645
WEA Finance LLC
2.700% due 09/17/2019	20,226	20,145
Wells Fargo & Co.
2.150% due 01/15/2019	10,000	9,968
2.822% (US0003M + 0.460%) due 04/22/2019 ~	6,700	6,718
3.661% (US0003M + 1.340%) due 03/04/2021 ~	7,000	7,167

		3,361,746

INDUSTRIALS 18.2%
AbbVie, Inc.
2.000% due 11/06/2018	5,000	4,986
Allergan Funding SCS
3.581% (US0003M + 1.255%) due 03/12/2020 ~	57,841	58,481
Amgen, Inc.
2.673% (US0003M + 0.320%) due 05/10/2019 ~	3,000	3,007
Anheuser-Busch North American Holding Corp.
2.200% due 08/01/2018	2,300	2,299
Anthem, Inc.
2.250% due 08/15/2019	9,225	9,150
AP Moller - Maersk A/S
2.550% due 09/22/2019	2,975	2,945
Baidu, Inc.
2.750% due 06/09/2019	29,043	28,936
3.250% due 08/06/2018	18,600	18,613
BAT Capital Corp.
2.297% due 08/14/2020	5,200	5,090
2.945% due 08/14/2020 ~	52,405	52,596
3.223% due 08/15/2022 ~	34,950	35,218
BAT International Finance PLC
1.625% due 09/09/2019	1,000	983
2.750% due 06/15/2020	4,000	3,958
Bayer U.S. Finance LLC
2.375% due 10/08/2019	19,739	19,576
2.965% due 06/25/2021 ~	24,300	24,359
BMW U.S. Capital LLC
2.749% due 04/12/2021 ~	5,600	5,621
2.965% (US0003M + 0.640%) due 04/06/2022 ~	12,234	12,303
BP AMI Leasing, Inc.
5.523% due 05/08/2019	2,342	2,397
Cardinal Health, Inc.
3.111% (US0003M + 0.770%) due 06/15/2022 ~	9,495	9,491
Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	24,000	23,677
2.170% due 08/05/2019	44,296	43,956
2.369% due 09/10/2018	16,685	16,674
2.381% due 09/17/2020	3,000	2,945

70	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.903% (US0003M + 0.540%) due 08/04/2020 ~	$26,000	$26,068
2.923% due 11/02/2021 ~	19,250	19,251
3.131% (US0003M + 0.810%) due 03/03/2022 ~	68,060	68,524
3.186% (US0003M + 0.850%) due 09/14/2021 ~	16,650	16,827
3.300% (US0003M + 0.970%) due 02/16/2021 ~	1,000	1,012
3.319% (US0003M + 1.000%) due 05/28/2021 ~	28,000	28,431
3.432% (US0003M + 1.070%) due 04/23/2021 ~	7,570	7,698
CNPC General Capital Ltd.
2.700% due 11/25/2019	2,500	2,482
2.750% due 05/14/2019	17,442	17,379
Conagra Brands, Inc.
2.831% due 10/09/2020 ~	4,000	3,982
CVS Health Corp.
2.957% due 03/09/2020 ~	11,900	11,949
3.047% due 03/09/2021 ~	3,100	3,117
D.R. Horton, Inc.
3.750% due 03/01/2019	1,400	1,405
Daimler Finance North America LLC
1.500% due 07/05/2019	9,000	8,870
2.893% (US0003M + 0.530%) due 05/05/2020 ~	6,500	6,527
2.913% due 05/04/2021 ~	18,000	18,053
2.979% (US0003M + 0.620%) due 10/30/2019 ~	32,106	32,266
3.061% (US0003M + 0.740%) due 07/05/2019 ~	47,000	47,250
3.218% (US0003M + 0.860%) due 08/01/2018 ~	18,600	18,615
Dell International LLC
3.480% due 06/01/2019	96,149	96,413
4.420% due 06/15/2021	2,259	2,293
Deutsche Telekom International Finance BV
1.500% due 09/19/2019	4,000	3,926
2.776% (US0003M + 0.450%) due 09/19/2019 ~	13,750	13,787
2.933% (US0003M + 0.580%) due 01/17/2020 ~	3,300	3,313
6.750% due 08/20/2018	5,129	5,158
Diageo Capital PLC
2.566% due 05/18/2020 ~	5,000	5,004
Discovery Communications LLC
2.750% due 11/15/2019	2,200	2,183
3.035% due 09/20/2019 ~	3,000	3,014
Dominion Energy Gas Holdings LLC
2.926% due 06/15/2021 ~	43,400	43,394
Dow Chemical Co.
8.550% due 05/15/2019	300	315
DXC Technology Co.
3.250% due 03/01/2021 ~	4,995	4,996
eBay, Inc.
2.838% (US0003M + 0.480%) due 08/01/2019 ~	30,583	30,650
Enbridge, Inc.
3.041% (US0003M + 0.700%) due 06/15/2020 ~	7,700	7,732
Energy Transfer Partners LP
9.000% due 04/15/2019	10,760	11,253
EQT Corp.
3.107% due 10/01/2020 ~	5,100	5,104
8.125% due 06/01/2019	13,104	13,699
Equinor ASA
2.823% (US0003M + 0.460%) due 11/08/2018 ~	6,000	6,010
ERAC USA Finance LLC
2.350% due 10/15/2019	1,900	1,879
2.800% due 11/01/2018	7,880	7,879
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	2,500	2,562
GATX Corp.
2.500% due 03/15/2019	9,000	8,980
3.083% due 11/05/2021 ~	2,000	2,010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Electric Co.
6.000% due 08/07/2019	$13,900	$14,357
General Mills, Inc.
2.893% due 04/16/2021 ~	9,100	9,117
Gilead Sciences, Inc.
2.575% due 09/20/2019 ~	2,100	2,102
GlaxoSmithKline Capital PLC
2.693% due 05/14/2021 ~	6,400	6,421
Harris Corp.
2.839% due 04/30/2020 ~	4,100	4,103
Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	2,438	2,408
2.850% due 10/05/2018	21,519	21,552
4.251% (US0003M + 1.930%) due 10/05/2018 ~	17,750	17,828
Hyundai Capital America
2.400% due 10/30/2018	3,555	3,550
2.500% due 03/18/2019	12,100	12,046
2.550% due 02/06/2019	840	837
2.600% due 03/19/2020	1,400	1,378
2.875% due 08/09/2018	22,939	22,937
3.136% (US0003M + 0.800%) due 04/03/2020 ~	1,200	1,203
Imperial Brands Finance PLC
2.050% due 07/20/2018	13,033	13,031
2.950% due 07/21/2020	6,500	6,436
Japan Tobacco, Inc.
2.100% due 07/23/2018	4,670	4,670
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019	3,000	3,102
Kraft Heinz Foods Co.
2.000% due 07/02/2018	1,500	1,500
2.789% due 08/09/2019 ~	35,349	35,372
2.923% due 02/10/2021 ~	14,804	14,827
6.125% due 08/23/2018	13,500	13,569
LyondellBasell Industries NV
5.000% due 04/15/2019	13,160	13,292
Martin Marietta Materials, Inc.
2.825% due 12/20/2019 ~	4,000	4,007
2.979% (US0003M + 0.650%) due 05/22/2020 ~	7,000	7,019
McDonald’s Corp.
2.759% due 10/28/2021 ~	20,600	20,691
Minera y Metalurgica del Boleo S.A. de C.V.
2.875% due 05/07/2019	16,099	16,063
Molson Coors Brewing Co.
1.450% due 07/15/2019	8,578	8,445
Mondelez International Holdings Netherlands BV
2.969% (US0003M + 0.610%) due 10/28/2019 ~	8,000	8,032
Mylan NV
2.500% due 06/07/2019	4,703	4,683
NBCUniversal Enterprise, Inc.
1.974% due 04/15/2019	3,210	3,186
Nexen Energy ULC
6.200% due 07/30/2019	1,800	1,859
Ooredoo International Finance Ltd.
7.875% due 06/10/2019	4,300	4,490
Ooredoo Tamweel Ltd.
3.039% due 12/03/2018	26,251	26,262
Penske Truck Leasing Co. LP
2.875% due 07/17/2018	1,300	1,300
Petroleos Mexicanos
3.500% due 07/18/2018	5,412	5,418
4.375% (US0003M + 2.020%) due 07/18/2018 ~	23,815	23,889
5.500% due 02/04/2019	5,000	5,075
8.000% due 05/03/2019	3,340	3,471
Phillips 66
2.919% due 02/26/2021 ~	5,000	5,008
2.998% (US0003M + 0.650%) due 04/15/2019 ~	5,200	5,202
3.098% (US0003M + 0.750%) due 04/15/2020 ~	4,700	4,702

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QUALCOMM, Inc.
2.100% due 05/20/2020	$10,500	$10,494
2.691% (US0003M + 0.360%) due 05/20/2019 ~	1,715	1,731
2.781% (US0003M + 0.450%) due 05/20/2020 ~	7,000	7,069
2.881% (US0003M + 0.550%) due 05/20/2020 ~	35,684	35,885
3.089% (US0003M + 0.730%) due 01/30/2023 ~	33,383	33,314
QVC, Inc.
3.125% due 04/01/2019	2,800	2,797
Reckitt Benckiser Treasury Services PLC
2.895% (US0003M + 0.560%) due 06/24/2022 ~	31,700	31,651
Reynolds American, Inc.
8.125% due 06/23/2019	5,000	5,242
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	13,994	13,784
SK Broadband Co. Ltd.
2.875% due 10/29/2018	3,620	3,618
Sky PLC
2.625% due 09/16/2019	1,430	1,420
9.500% due 11/15/2018	3,404	3,485
Southern Co.
3.037% (US0003M + 0.700%) due 09/30/2020 ~	19,400	19,499
Telefonica Emisiones S.A.U.
5.877% due 07/15/2019	4,221	4,343
Textron, Inc.
2.903% due 11/10/2020 ~	4,800	4,802
Time Warner Cable LLC
6.750% due 07/01/2018	66,080	66,080
8.250% due 04/01/2019	19,914	20,659
8.750% due 02/14/2019	11,470	11,855
Tyson Foods, Inc.
2.650% due 08/15/2019	7,000	6,974
2.768% (US0003M + 0.450%) due 05/30/2019 ~	5,330	5,338
2.781% due 08/21/2020 ~	7,000	7,002
2.871% (US0003M + 0.550%) due 06/02/2020 ~	9,000	9,016
Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	4,277	4,231
Vulcan Materials Co.
2.941% (US0003M + 0.600%) due 06/15/2020 ~	2,000	1,998
Xerox Corp.
2.750% due 03/15/2019	1,800	1,795

		1,707,043

UTILITIES 4.0%
AT&T, Inc.
2.975% due 06/01/2021 ~	30,000	30,137
3.245% due 02/15/2023 ~	33,485	33,838
3.298% (US0003M + 0.950%) due 07/15/2021 ~	17,200	17,371
BellSouth Corp.
4.333% due 04/26/2021	22,200	22,436
British Telecommunications PLC
2.350% due 02/14/2019	10,246	10,218
Cleveland Electric Illuminating Co.
8.875% due 11/15/2018	1,770	1,807
Commonwealth Edison Co.
2.150% due 01/15/2019	4,375	4,365
Consolidated Edison Co. of New York, Inc.
2.739% due 06/25/2021 ~	19,000	19,048
Dominion Energy, Inc.
1.875% due 12/15/2018	3,290	3,278
Duke Energy Corp.
5.050% due 09/15/2019	1,100	1,125
Electricite de France S.A.
6.500% due 01/26/2019	2,600	2,654

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	71

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HKCG Finance Ltd.
6.250% due 08/07/2018	$600	$602
Israel Electric Corp. Ltd.
7.250% due 01/15/2019	4,959	5,069
7.700% due 07/15/2018	3,510	3,517
9.375% due 01/28/2020	5,000	5,449
Korea Midland Power Co. Ltd.
2.750% due 02/11/2019	3,500	3,494
Korea Western Power Co. Ltd.
2.875% due 10/10/2018	7,000	6,993
KT Corp.
2.625% due 04/22/2019	11,014	10,955
Mississippi Power Co.
2.987% due 03/27/2020 ~	3,600	3,600
Nevada Power Co.
6.500% due 08/01/2018	5,191	5,206
7.125% due 03/15/2019	1,300	1,340
Orange S.A.
2.750% due 02/06/2019	1,156	1,155
5.375% due 07/08/2019	1,094	1,121
PacifiCorp
5.500% due 01/15/2019	2,000	2,030
Sempra Energy
2.598% due 07/15/2019 ~	6,071	6,073
2.791% due 03/15/2021 ~	11,598	11,608
2.848% due 01/15/2021 ~	1,202	1,203
Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	20,850	20,477
2.125% due 05/03/2019	7,293	7,231
2.250% due 09/13/2020	1,950	1,904
2.500% due 10/17/2018	5,216	5,210
2.750% due 04/10/2019	16,450	16,405
3.257% (US0003M + 0.920%) due 04/10/2019 ~	24,169	24,247
Southern Power Co.
2.875% due 12/20/2020 ~	5,954	5,958
State Grid Overseas Investment Ltd.
2.250% due 05/04/2020	2,918	2,863
2.750% due 05/07/2019	20,600	20,538
Verizon Communications, Inc.
3.335% (US0003M + 1.000%) due 03/16/2022 ~	33,300	33,846
3.443% due 05/15/2025 ~	24,300	24,295

		378,666

Total Corporate Bonds & Notes (Cost $5,436,375)		5,447,455

MUNICIPAL BONDS & NOTES 0.4%

ARKANSAS 0.0%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
3.230% (US0003M + 0.900%) due 11/25/2043 ~	664	671

CALIFORNIA 0.3%
California State General Obligation Bonds, Series 2017
2.781% due 04/01/2047 ~	27,950	28,135

SOUTH CAROLINA 0.0%
South Carolina Student Loan Corp. Revenue Bonds, Series 2005
2.440% due 12/01/2023 ~	735	735

TEXAS 0.0%
Texas State General Obligation Notes, Series 2014
2.383% due 06/01/2019 ~	1,040	1,040

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.1%
Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.508% due 01/01/2042 ~	$7,350	$7,445

Total Municipal Bonds & Notes (Cost $37,736)		38,026

U.S. GOVERNMENT AGENCIES 3.7%
Fannie Mae
2.207% (LIBOR01M + 0.300%) due 03/25/2044 ~	1,678	1,664
2.227% (LIBOR01M + 0.320%) due 08/25/2044 ~	9,962	9,954
2.257% (LIBOR01M + 0.350%) due 12/25/2044 ~	20,420	20,431
2.307% (LIBOR01M + 0.400%) due 07/25/2044 ~	7,763	7,756
2.341% (LIBOR01M + 0.250%) due 05/25/2037 ~	48	48
2.357% (LIBOR01M + 0.450%) due 07/25/2046 ~	22,564	22,540
2.391% (LIBOR01M + 0.300%) due 01/25/2037 ~	767	771
2.421% (LIBOR01M + 0.330%) due 02/25/2037 ~	102	102
2.441% (LIBOR01M + 0.350%) due 11/25/2036 ~	146	147
2.485% (LIBOR01M + 0.400%) due 04/18/2028 - 09/18/2031 ~	1,326	1,333
2.491% (LIBOR01M + 0.400%) due 06/25/2026 ~	262	263
2.501% (LIBOR01M + 0.410%) due 09/25/2035 ~	613	615
2.511% (LIBOR01M + 0.420%) due 03/25/2037 ~	453	455
2.541% (LIBOR01M + 0.450%) due 02/25/2038 - 06/25/2042 ~	1,242	1,246
2.585% (LIBOR01M + 0.500%) due 05/18/2032 ~	230	232
2.591% (LIBOR01M + 0.500%) due 06/25/2031 ~	128	129
2.635% (LIBOR01M + 0.550%) due 03/18/2032 ~	177	180
2.641% (LIBOR01M + 0.550%) due 09/25/2041 ~	1,632	1,647
2.668% (LIBOR01M + 0.720%) due 04/25/2023 ~	3,163	3,181
2.771% (LIBOR01M + 0.680%) due 12/25/2037 - 02/25/2041 ~	1,452	1,479
2.791% (LIBOR01M + 0.700%) due 05/25/2037 ~	136	137
2.841% (LIBOR01M + 0.750%) due 03/25/2037 - 02/25/2040 ~	198	204
2.871% (LIBOR01M + 0.780%) due 02/25/2038 ~	1,183	1,207
2.941% (LIBOR01M + 0.850%) due 07/25/2038 ~	117	120
2.991% (LIBOR01M + 0.900%) due 03/25/2032 ~	40	40
3.712% (US0012M + 1.731%) due 05/01/2038 ~	804	847
3.791% (H15T1Y + 2.238%) due 01/01/2036 ~	5,880	6,214
FDIC Structured Sale Guaranteed Notes
2.594% (LIBOR01M + 0.500%) due 11/29/2037 ~	215	215
Freddie Mac
2.227% due 05/15/2038 ~	7,324	7,314
2.237% (LIBOR01M + 0.330%) due 05/15/2041 ~	7,375	7,370
2.257% (LIBOR01M + 0.350%) due 03/15/2037 - 10/15/2038 ~	48,388	48,226
2.257% due 08/15/2042 ~	15,339	15,331
2.301% due 11/25/2024 ~	10,733	10,748
2.307% (LIBOR01M + 0.400%) due 12/15/2042 - 11/15/2044 ~	17,156	17,131
2.323% (LIBOR01M + 0.250%) due 11/15/2036 - 01/15/2040 ~	57	56

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.357% (LIBOR01M + 0.450%) due 12/15/2037 ~	$4,705	$4,714
2.393% (LIBOR01M + 0.320%) due 02/15/2037 ~	1,511	1,517
2.493% (LIBOR01M + 0.420%) due 04/15/2041 ~	379	379
2.573% (LIBOR01M + 0.500%) due 07/15/2039 ~	86	87
3.623% (H15T1Y + 2.243%) due 09/01/2037 ~	4,548	4,799
Ginnie Mae
2.117% (US0001M + 0.200%) due 06/20/2066 ~	24,301	24,293
2.287% (US0001M + 0.370%) due 06/20/2061 - 10/20/2066 ~	3,017	3,019
2.317% (US0001M + 0.400%) due 10/20/2062 ~	7,096	7,102
2.387% (US0001M + 0.470%) due 06/20/2067 ~	2,119	2,127
2.417% (US0001M + 0.500%) due 03/20/2061 - 04/20/2064 ~	6,745	6,768
2.417% (LIBOR01M + 0.500%) due 07/20/2067 ~	4,685	4,704
2.467% (US0001M + 0.550%) due 04/20/2062 ~	4,845	4,866
2.517% (US0001M + 0.600%) due 10/20/2065 ~	6,084	6,123
2.617% (US0001M + 0.700%) due 02/20/2062 ~	6,686	6,742
2.667% (US0001M + 0.750%) due 12/20/2065 - 08/20/2066 ~	14,097	14,279
2.697% (US0001M + 0.780%) due 09/20/2066 ~	2,379	2,412
2.700% (H15T1Y + 0.450%) due 05/20/2063 ~	1,221	1,223
2.717% (US0001M + 0.800%) due 05/20/2066 - 07/20/2066 ~	14,224	14,433
2.747% (US0001M + 0.830%) due 08/20/2066 ~	1,409	1,432
2.837% (US0001M + 0.920%) due 07/20/2065 ~	6,477	6,597
2.917% (US0001M + 1.000%) due 01/20/2066 ~	6,595	6,751
2.967% (US0001M + 1.050%) due 02/20/2066 ~	16,378	16,774
3.247% (US0012M + 0.750%) due 04/20/2067 ~	2,417	2,492
3.527% (US0012M + 0.750%) due 06/20/2067 ~	8,433	8,713
6.000% due 12/15/2033	25	28
6.500% due 11/15/2033 - 09/15/2034	25	27
7.000% due 01/15/2024 - 07/15/2032	117	118
7.500% due 07/15/2024 - 06/15/2028	111	115
10.000% due 10/15/2018 - 04/15/2025	3	2
NCUA Guaranteed Notes
2.380% (LIBOR01M + 0.350%) due 12/07/2020 ~	661	663
2.585% (LIBOR01M + 0.560%) due 12/08/2020 ~	2,108	2,120

Total U.S. Government Agencies (Cost $343,412)		344,752

U.S. TREASURY OBLIGATIONS 14.2%
U.S. Treasury Notes
1.250% due 08/31/2019 (b)	379,000	373,952
1.375% due 07/31/2019 (b)	624,400	617,778
1.625% due 07/31/2019 (b)	351,500	348,637

Total U.S. Treasury Obligations (Cost $1,341,770)		1,340,367

72	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%
American Home Mortgage Investment Trust
2.671% (US0001M + 0.580%) due 02/25/2045 ~	$17	$17
AREIT Trust
2.923% due 02/15/2035 ~	13,700	13,740
BAMLL Commercial Mortgage Securities Trust
5.017% (LIBOR01M + 1.400%) due 12/15/2031 ~	14,382	14,385
Banc of America Mortgage Trust
3.919% due 03/25/2034 ~	163	166
Bear Stearns Adjustable Rate Mortgage Trust
4.118% due 08/25/2033 ~	1,038	1,029
BSPRT Issuer Ltd.
2.893% due 10/15/2034 ~	3,100	3,104
BX Trust
2.993% (LIBOR01M + 0.920%) due 07/15/2034 ~	20,000	20,000
Citigroup Commercial Mortgage Trust
2.923% due 07/15/2032 ~	5,000	5,006
3.353% (LIBOR01M + 1.280%) due 07/15/2027 ~	4,100	4,103
Civic Mortgage LLC
3.892% due 06/25/2022 ×	2,736	2,737
Credit Suisse Mortgage Capital Trust
2.823% (LIBOR01M + 0.750%) due 07/15/2032 ~	13,000	13,006
Gosforth Funding PLC
2.796% due 12/19/2059 ~	11,680	11,695
GPMT Ltd.
2.985% due 11/21/2035 ~	9,000	9,004
Great Wolf Trust
3.073% due 09/15/2034 ~	5,000	5,010
GS Mortgage Securities Corp. Trust
2.773% (LIBOR01M + 0.700%) due 07/15/2032 ~	16,300	16,309
GS Mortgage Securities Trust
3.648% due 01/10/2047	10,000	10,125
IMT Mortgage Trust
2.773% (LIBOR01M + 0.700%) due 06/15/2034 ~	3,000	3,003
JPMorgan Chase Commercial Mortgage Securities Corp.
2.873% (LIBOR01M + 0.800%) due 06/15/2032 ~	16,000	16,007
Ladder Capital Commercial Mortgage Mortgage Trust
2.953% due 09/15/2034 ~	5,000	5,009
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.773% (US0001M + 0.700%) due 11/15/2031 ~	1,086	1,089
Morgan Stanley Capital, Inc.
2.923% due 11/15/2034 ~	5,000	4,997
Motel 6 Trust
2.993% due 08/15/2034 ~	44,778	44,838
Permanent Master Issuer PLC
2.747% due 07/15/2058 ~	4,500	4,502
PFP Ltd.
2.953% due 07/14/2035 ~	14,767	14,767
3.123% (LIBOR01M + 1.050%) due 01/14/2035 ~	2,098	2,098
RBSSP Resecuritization Trust
2.460% (US0001M + 0.500%) due 10/26/2036 ~	69	69
Resource Capital Corp. Ltd.
2.873% (LIBOR01M + 0.800%) due 07/15/2034 ~	12,713	12,716
Rosslyn Portfolio Trust
3.023% (LIBOR01M + 0.950%) due 06/15/2033 ~	4,500	4,507
Shellpoint Co-Originator Trust
3.500% due 08/25/2045 ~	10,490	10,408
Stonemont Portfolio Trust
2.934% due 08/20/2030 ~	13,000	13,012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS-Barclays Commercial Mortgage Trust
2.836% (LIBOR01M + 0.790%) due 04/10/2046 ~	$14,981	$15,215
VMC Finance LLC
2.893% due 04/15/2035 ~	3,572	3,581
Wells Fargo Commercial Mortgage Trust
2.897% due 12/13/2031 ~	5,400	5,406
3.123% (LIBOR01M + 1.050%) due 07/15/2046 ~	5,700	5,771

Total Non-Agency Mortgage-Backed Securities (Cost $296,128)		296,431

ASSET-BACKED SECURITIES 10.8%
Allegro CLO Ltd.
3.579% (US0003M + 1.220%) due 01/30/2026 ~	9,998	10,002
Ally Auto Receivables Trust
1.750% due 12/15/2021	425	419
Atlas Senior Loan Fund Ltd.
3.023% due 02/17/2026 ~	10,600	10,581
Atrium CDO Corp.
3.298% (US0003M + 0.950%) due 07/16/2025 ~	6,560	6,565
B&M CLO Ltd.
3.078% due 04/16/2026 ~	4,000	3,990
Bayview Opportunity Master Fund Trust
3.105% due 08/28/2032 ×	1,342	1,338
BlueMountain CLO Ltd.
3.249% (US0003M + 0.890%) due 10/29/2025 ~	3,264	3,266
Canadian Pacer Auto Receivables Trust
2.285% due 12/19/2019 ~	6,825	6,826
CarMax Auto Owner Trust
1.400% due 08/15/2021	16,410	16,186
2.730% due 08/16/2021	5,000	4,996
Cent CLO Ltd.
3.460% (US0003M + 1.100%) due 01/25/2026 ~	10,406	10,416
Chrysler Capital Auto Receivables Trust
1.770% due 10/15/2020	5,640	5,629
CIFC Funding Ltd.
3.220% due 10/25/2027 ~	8,800	8,800
Citibank Credit Card Issuance Trust
2.704% (LIBOR01M + 0.620%) due 04/22/2026 ~	6,000	6,087
Commonbond Student Loan Trust
2.941% (US0001M + 0.850%) due 05/25/2041 ~	1,578	1,607
Crown Point CLO Ltd.
0.000% due 07/17/2028 ~(a)	21,000	21,000
CVP Cascade CLO Ltd.
3.498% (US0003M + 1.150%) due 01/16/2026 ~	16,372	16,389
Denali Capital CLO Ltd.
3.412% due 10/26/2027 ~	15,180	15,178
Drug Royalty LP
5.198% (US0003M + 2.850%) due 07/15/2023 ~	873	882
Dryden Senior Loan Fund
3.248% due 10/15/2027 ~	15,200	15,211
Edsouth Indenture LLC
2.821% (US0001M + 0.730%) due 04/25/2039 ~	1,521	1,526
3.241% (US0001M + 1.150%) due 09/25/2040 ~	369	371
Emerson Park CLO Ltd.
3.328% (US0003M + 0.980%) due 07/15/2025 ~	5,604	5,608
Evergreen Credit Card Trust
2.333% due 10/15/2021 ~	18,000	18,021
2.573% (LIBOR01M + 0.500%) due 11/16/2020 ~	15,600	15,622

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Figueroa CLO Ltd.
0.000% due 01/15/2027 ~(a)	$15,000	$15,000
2.925% due 06/20/2027 ~	5,000	4,998
Flagship CLO Ltd.
0.000% due 01/16/2026 ~	2,500	2,499
Flagship Credit Auto Trust
1.470% due 03/16/2020	137	137
Ford Credit Auto Lease Trust
1.800% due 06/15/2020	6,079	6,055
Gallatin CLO Ltd.
3.398% due 07/15/2027 ~	7,600	7,602
GM Financial Automobile Leasing Trust
2.060% due 05/20/2020	10,000	9,943
GM Financial Consumer Automobile
1.510% due 03/16/2020	782	780
GM Financial Consumer Automobile Receivables Trust
2.080% due 01/19/2021	16,200	16,136
GMF Floorplan Owner Revolving Trust
1.960% due 05/17/2021	9,155	9,095
Halcyon Loan Advisors Funding Ltd.
3.279% due 04/20/2027 ~	5,000	4,998
3.843% (US0003M + 1.500%) due 08/15/2023 ~	1,532	1,534
Hyundai Auto Lease Securitization Trust
1.650% due 07/15/2020	8,910	8,852
1.970% due 07/15/2020	4,000	3,969
Invitation Homes Trust
3.373% (LIBOR01M + 1.300%) due 08/17/2032 ~	12,157	12,181
KVK CLO Ltd.
3.498% (US0003M + 1.150%) due 01/15/2026 ~	8,248	8,252
Master Credit Card Trust
2.578% due 07/22/2024 ~	12,000	12,004
Mercedes-Benz Auto Lease Trust
2.200% due 04/15/2020	7,800	7,782
Navient Student Loan Trust
2.691% (US0001M + 0.600%) due 06/25/2065 ~	377	377
2.691% (US0001M + 0.600%) due 07/26/2066 ~	11,500	11,592
2.841% (US0001M + 0.750%) due 07/26/2066 ~	3,500	3,523
2.891% due 07/26/2066 ~	10,659	10,773
3.141% (US0001M + 1.050%) due 12/27/2066 ~	25,117	25,529
3.341% (US0001M + 1.250%) due 06/25/2065 ~	14,025	14,414
Nelnet Student Loan Trust
2.440% (US0003M + 0.110%) due 08/23/2027 ~	6,029	6,023
2.452% (US0003M + 0.120%) due 12/24/2035 ~	5,635	5,591
2.691% (US0001M + 0.600%) due 03/25/2030 ~	5,290	5,315
2.760% (US0001M + 0.800%) due 09/25/2065 ~	24,808	25,106
2.941% due 02/25/2066 ~	15,598	15,716
3.130% (US0003M + 0.800%) due 11/25/2048 ~	2,015	2,038
NewMark Capital Funding CLO Ltd.
3.528% (US0003M + 1.220%) due 06/30/2026 ~	8,800	8,802
Nissan Auto Lease Trust
1.640% due 09/16/2019	4,946	4,928
Northstar Education Finance, Inc.
2.791% (US0001M + 0.700%) due 12/26/2031 ~	1,530	1,537
Oak Hill Credit Partners Ltd.
3.489% (US0003M + 1.130%) due 07/20/2026 ~	30,000	30,047
Octagon Investment Partners Ltd.
3.473% (US0003M + 1.120%) due 07/17/2025 ~	4,723	4,730

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	73

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OFSI Fund Ltd.
2.998% due 03/20/2025 ~	$19,200	$19,205
OneMain Financial Issuance Trust
2.370% due 09/14/2032	13,600	13,341
Palmer Square CLO Ltd.
0.000% due 08/15/2026 ~(a)	9,000	9,000
Palmer Square Loan Funding Ltd.
2.822% due 04/15/2026 ~	58,000	57,761
Panhandle-Plains Higher Education Authority, Inc.
3.438% (US0003M + 1.130%) due 10/01/2035 ~	880	886
Penarth Master Issuer PLC
2.333% due 03/18/2022 ~	17,000	17,010
PHEAA Student Loan Trust
3.041% (US0001M + 0.950%) due 11/25/2065 ~	11,425	11,583
Prestige Auto Receivables Trust
1.460% due 07/15/2020	866	864
Progress Residential Trust
3.485% (LIBOR01M + 1.400%) due 01/17/2034 ~	4,995	5,016
3.585% (LIBOR01M + 1.500%) due 09/17/2033 ~	9,882	9,905
SBA Tower Trust
2.898% due 10/15/2044 ×	2,000	1,988
Securitized Term Auto Receivables Trust
2.291% due 01/27/2020 ~	11,453	11,454
SLC Student Loan Trust
2.441% (US0003M + 0.100%) due 09/15/2026 ~	770	769
2.451% (US0003M + 0.110%) due 03/15/2027 ~	7,425	7,409
2.461% (US0003M + 0.120%) due 06/15/2029 ~	15,691	15,615
2.503% (US0003M + 0.160%) due 05/15/2023 ~	6,179	6,176
SLM Private Education Loan Trust
1.850% due 06/17/2030	1,968	1,954
3.123% (US0001M + 1.050%) due 05/17/2027 ~	1,995	2,000
3.173% (US0001M + 1.100%) due 06/17/2030 ~	3,579	3,596
4.323% (US0001M + 2.250%) due 06/16/2042 ~	6,500	6,692
4.370% due 04/17/2028	1,408	1,413
4.540% due 10/17/2044	2,101	2,129
4.573% (US0001M + 2.500%) due 01/15/2043 ~	11,210	11,492
SLM Student Loan Trust
2.440% (US0003M + 0.080%) due 01/25/2024 ~	4,829	4,828
2.470% (US0003M + 0.110%) due 01/27/2025 ~	4,825	4,816
2.470% (US0003M + 0.110%) due 10/27/2025 ~	2,844	2,843
2.470% (US0003M + 0.110%) due 07/27/2026 ~	58	58
2.480% (US0003M + 0.120%) due 01/25/2027 ~	1,490	1,485
2.500% (US0003M + 0.140%) due 10/25/2028 ~	3,500	3,490
2.530% (US0003M + 0.170%) due 07/25/2023 ~	2,119	2,120
2.610% (US0001M + 0.650%) due 12/27/2038 ~	3,680	3,702
2.791% (US0001M + 0.700%) due 01/25/2029 ~	4,043	4,041
2.811% (LIBOR03M + 0.470%) due 12/15/2027 ~	13,950	14,012
2.860% (US0003M + 0.500%) due 04/25/2024 ~	9,328	9,346
2.910% (US0003M + 0.550%) due 10/26/2026 ~	4,232	4,237
2.910% (US0003M + 0.550%) due 01/25/2028 ~	9,986	10,022
3.510% (US0003M + 1.150%) due 04/25/2019 ~	2,350	2,353

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.860% (US0003M + 1.500%) due 04/25/2023 ~	$618	$630
SMB Private Education Loan Trust
2.423% due 03/16/2026 ~	15,539	15,552
2.973% (US0001M + 0.900%) due 09/15/2034 ~	19,000	19,214
3.173% (US0001M + 1.100%) due 09/15/2034 ~	10,000	10,145
SoFi Consumer Loan Program LLC
2.200% due 11/25/2026	5,500	5,476
2.500% due 05/26/2026	7,547	7,455
2.770% due 05/25/2026	6,921	6,868
SoFi Consumer Loan Program Trust
2.930% due 04/26/2027	3,507	3,507
SoFi Professional Loan Program LLC
1.750% due 07/25/2040	9,159	9,081
1.830% due 05/25/2040	3,367	3,350
2.441% due 02/25/2042 ~	3,801	3,803
2.691% (US0001M + 0.600%) due 07/25/2040 ~	2,125	2,132
2.941% (US0001M + 0.850%) due 07/25/2039 ~	7,618	7,659
3.191% (US0001M + 1.100%) due 10/27/2036 ~	2,665	2,693
3.391% (US0001M + 1.300%) due 02/25/2040 ~	2,684	2,704
SoFi Professional Loan Program Trust
2.640% due 08/25/2047	10,575	10,538
Staniford Street CLO Ltd.
3.521% (US0003M + 1.180%) due 06/15/2025 ~	9,505	9,517
Starwood Waypoint Homes Trust
3.035% due 01/17/2035 ~	9,954	10,003
Symphony CLO LP
3.431% (US0003M + 1.100%) due 01/09/2023 ~	882	883
THL Credit Wind River CLO Ltd.
3.798% (US0003M + 1.450%) due 01/15/2026 ~	5,200	5,217
Towd Point Mortgage Trust
2.691% due 02/25/2057 ~	6,083	6,104
Trillium Credit Card Trust
2.348% due 02/27/2023 ~	15,000	15,002
Utah State Board of Regents
2.710% (US0001M + 0.750%) due 09/25/2056 ~	14,358	14,396
2.710% (US0001M + 0.750%) due 01/25/2057 ~	8,984	9,005
VOLT LLC
3.375% due 05/28/2047 ×	13,795	13,806
Voya CLO Ltd.
3.080% due 07/25/2026 ~	9,200	9,172
Westlake Automobile Receivables Trust
3.513% (US0003M + 1.160%) due 07/17/2026 ~	1,300	1,301
WhiteHorse Ltd.
3.010% due 04/17/2027 ~	10,000	9,983
3.563% (US0003M + 1.200%) due 02/03/2025 ~	2,051	2,052
World Omni Auto Receivables Trust
1.300% due 02/15/2022	3,415	3,372

Total Asset-Backed Securities (Cost $1,017,961)		1,019,605

SOVEREIGN ISSUES 6.3%
Agence Francaise de Developpement
2.587% (US0003M + 0.250%) due 07/11/2019 ~	14,400	14,426
Caisse des Depots et Consignations
2.427% (US0003M + 0.100%) due 09/09/2019 ~	20,200	20,204
Development Bank of Japan, Inc.
1.875% due 10/03/2018	27,000	26,959
2.606% (US0003M + 0.240%) due 01/28/2020 ~	30,900	30,971

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.867% (US0003M + 0.530%) due 07/11/2018 ~	$8,000	$8,001
2.873% (US0003M + 0.510%) due 11/07/2018 ~	5,000	5,003
2.932% (US0003M + 0.570%) due 04/23/2021 ~	6,000	6,039
3.048% (US0003M + 0.700%) due 04/16/2019 ~	2,000	2,003
Export-Import Bank of India
3.331% due 08/21/2022 ~	31,268	31,355
3.875% due 10/02/2019	7,100	7,149
Japan Bank for International Cooperation
1.750% due 07/31/2018	68,197	68,166
2.125% due 02/07/2019	6,000	5,984
2.715% (US0003M + 0.360%) due 11/13/2018 ~	30,750	30,778
2.752% (US0003M + 0.390%) due 07/21/2020 ~	64,800	65,080
2.780% (US0003M + 0.480%) due 06/01/2020 ~	15,700	15,792
2.900% (US0003M + 0.570%) due 02/24/2020 ~	34,900	35,144
Japan Finance Organization for Municipalities
2.000% due 09/08/2020	46,586	45,552
2.125% due 03/06/2019	53,300	53,088
2.500% due 09/12/2018	30,000	30,013
Japan International Cooperation Agency
1.875% due 11/13/2019	11,700	11,535
Korea Expressway Corp.
3.059% (US0003M + 0.700%) due 10/28/2019 ~	8,000	8,011
3.059% (US0003M + 0.700%) due 04/20/2020 ~	3,250	3,255
Korea Gas Corp.
2.875% due 07/29/2018	3,500	3,500
Korea National Oil Corp.
2.750% due 01/23/2019	14,300	14,279
Province of Quebec
2.642% (US0003M + 0.280%) due 07/21/2019 ~	3,800	3,810
Tokyo Metropolitan Government
2.125% due 05/20/2019	48,900	48,582

Total Sovereign Issues (Cost $595,229)		594,679

SHORT-TERM INSTRUMENTS 7.4%

CERTIFICATES OF DEPOSIT 0.6%
Barclays Bank PLC
1.940% due 09/04/2018	9,400	9,395
First Republic Bank
2.650% due 07/16/2018	46,200	46,217

		55,612

COMMERCIAL PAPER 6.5%
American Electric Power, Inc.
2.419% due 07/18/2018	15,950	15,931
AT&T, Inc.
3.134% due 05/28/2019	30,000	29,162
Boston Scientific Corp.
2.544% due 08/07/2018	2,000	1,995
2.545% due 08/13/2018	5,000	4,985
2.597% due 08/15/2018	18,500	18,442
CRH America Finance, Inc.
2.648% due 08/22/2018	400	399
Deutsche Telekom AG
2.479% due 08/10/2018	35,000	34,902
2.479% due 08/14/2018	20,000	19,939
2.525% due 09/13/2018	14,000	13,926
Discovery Communications LLC
2.732% due 07/20/2018	3,700	3,695
Dominion Resources, Inc.
2.480% due 07/25/2018	13,950	13,927

74	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Energy Transfer Partners
2.842% due 07/03/2018	$7,000	$6,998
Entergy Corp.
2.756% due 08/15/2018	3,000	2,990
2.756% due 08/30/2018	18,000	17,921
2.757% due 09/04/2018	5,800	5,772
Florida Power & Light Co.
2.664% due 11/28/2018	1,400	1,384
Ford Motor Credit Co.
2.067% due 10/04/2018	40,400	40,137
Harley-Davidson Funding Corp.
2.519% due 08/03/2018	8,000	7,982
HP, Inc.
2.566% due 07/02/2018	16,300	16,297
Humana, Inc.
2.668% due 08/13/2018	3,750	3,738
Hyundai Capital America
2.442% due 07/06/2018	15,271	15,264
Interpublic Group Cos.
2.468% due 07/16/2018	3,427	3,423
Marriot International
2.474% due 07/16/2018	9,600	9,590
2.523% due 08/07/2018	8,100	8,079
2.523% due 08/14/2018	8,950	8,922
2.523% due 08/16/2018	7,250	7,227
McKesson Corp.
2.438% due 07/17/2018	17,950	17,929

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mondelez International, Inc.
2.275% due 07/11/2018	$4,500	$4,497
2.275% due 07/12/2018	8,000	7,993
2.475% due 08/17/2018	25,000	24,918
2.495% due 08/20/2018	6,800	6,776
National Grid USA
2.453% due 07/13/2018	20,000	19,982
2.453% due 07/16/2018	5,000	4,995
Rockwell Collins, Inc.
2.337% due 07/02/2018	17,450	17,447
2.388% due 07/17/2018	6,400	6,393
Rogers Communications
2.412% due 07/19/2018	7,250	7,241
Schlumberger Holdings
2.602% due 08/16/2018	4,200	4,187
2.677% due 10/03/2018	10,800	10,728
Sempra Energy Holdings
2.567% due 07/27/2018	10,200	10,181
2.568% due 07/18/2018	14,500	14,482
Southern Co.
2.463% due 07/09/2018	4,800	4,797
Spectra Energy Partners
2.807% due 07/09/2018	23,400	23,385
Syngenta Wilmington
2.998% due 07/27/2018	8,200	8,185
Thomson Reuters Corp.
2.438% due 07/10/2018	4,000	3,997
2.491% due 07/16/2018	10,000	9,990

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VW CR, Inc.
2.367% due 07/12/2018	$4,000	$3,997
2.591% due 08/10/2018	20,000	19,944
2.602% due 08/15/2018	20,000	19,937
2.879% due 12/10/2018	50,000	49,386

		614,394

SHORT-TERM NOTES 0.3%
Harris Corp.
2.431% due 02/27/2019 ~	10,390	10,398
2.794% due 02/27/2019 ~	8,500	8,507
Pepper Residential Securities Trust
2.585% due 03/16/2019 ~	6,500	6,496

		25,401

Total Short-Term Instruments (Cost $695,505)		695,407

Total Investments in Securities (Cost $9,764,116)		9,776,722

Total Investments 103.9% (Cost $9,764,116)		$9,776,722

Other Assets and Liabilities, net (3.9)%		(366,582)

Net Assets 100.0%		$9,410,140

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

×	Coupon represents a rate which changes periodically based on a predetermined schedule. Rate shown is the rate in effect as of period end.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	1.910%	06/29/2018	07/12/2018	$(8,259)	$(8,260)
	1.980	06/29/2018	07/11/2018	(1,990)	(1,990)
GRE	2.060	06/29/2018	07/09/2018	(3,582)	(3,583)
	2.150	06/29/2018	07/11/2018	(2,288)	(2,289)
RCY	2.180	06/27/2018	07/05/2018	(149,250)	(149,295)

Total Reverse Repurchase Agreements					$(165,417)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	2.500%	06/29/2018	07/02/2018	$(1,891)	$(1,892)
UBS	1.980	06/19/2018	07/12/2018	(11,674)	(11,683)
	1.980	06/25/2018	07/12/2018	(532,909)	(533,114)
	1.980	06/29/2018	07/12/2018	(18,408)	(18,411)
	1.990	06/18/2018	07/10/2018	(2,794)	(2,796)
	1.990	06/19/2018	07/10/2018	(2,395)	(2,396)
	2.020	06/15/2018	07/17/2018	(11,073)	(11,084)
	2.020	06/18/2018	07/17/2018	(599)	(599)
	2.030	06/21/2018	07/13/2018	(1,198)	(1,199)
	2.030	06/21/2018	07/27/2018	(100)	(100)
	2.030	06/27/2018	07/27/2018	(26,759)	(26,767)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	75

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
	2.030%	06/29/2018	07/27/2018	$(15,622)	$(15,625)
	2.150	06/29/2018	07/27/2018	(4,677)	(4,677)
	4.100	06/18/2018	07/31/2018	(4,091)	(4,094)
	4.100	06/21/2018	07/31/2018	(9,782)	(9,788)
	4.100	06/22/2018	07/31/2018	(4,991)	(4,994)
	4.100	06/29/2018	07/31/2018	(9,254)	(9,255)

Total Sale-Buyback Transactions					$(658,474)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(10,250)	$0	$0	$(10,250)	$10,191	$(59)
GRE	0	(5,872)	0	0	(5,872)	5,837	(35)
RCY	0	(149,295)	0	0	(149,295)	148,409	(886)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,892)	0	(1,892)	1,880	(12)
UBS	0	0	(656,582)	0	(656,582)	653,507	(3,075)

Total Borrowings and Other Financing Transactions	$0	$(165,417)	$(658,474)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(165,417)	$0	$0	$(165,417)

Total	$0	$(165,417)	$0	$0	$(165,417)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(630,342)	(28,132)	0	(658,474)

Total	$0	$(630,342)	$(28,132)	$0	$(658,474)

Total Borrowings	$0	$(795,759)	$(28,132)	$0	$(823,891)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(823,891)

(b)	Securities with an aggregate market value of $819,824 have been pledged as collateral under the terms of the above master agreements as of June 30, 2018.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2018 was $(337,759) at a weighted average interest rate of 1.670%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)	Payable for sale-buyback transactions includes $(436) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

76	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$3,361,746	$0	$3,361,746
Industrials	0	1,707,043	0	1,707,043
Utilities	0	378,666	0	378,666
Municipal Bonds & Notes
Arkansas	0	671	0	671
California	0	28,135	0	28,135
South Carolina	0	735	0	735
Texas	0	1,040	0	1,040
Washington	0	7,445	0	7,445
U.S. Government Agencies	0	344,752	0	344,752

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
U.S. Treasury Obligations	$0	$1,340,367	$0	$1,340,367
Non-Agency Mortgage-Backed Securities	0	296,431	0	296,431
Asset-Backed Securities	0	1,019,605	0	1,019,605
Sovereign Issues	0	594,679	0	594,679
Short-Term Instruments
Certificates of Deposit	0	55,612	0	55,612
Commercial Paper	0	614,394	0	614,394
Short-Term Notes	0	25,401	0	25,401

Total Investments	$0	$9,776,722	$0	$9,776,722

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	77

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

MUNICIPAL BONDS & NOTES 97.5%

ALABAMA 1.4%
Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	$3,500	$3,733

ARIZONA 2.2%
Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2014
5.000% due 10/01/2026	1,250	1,450
Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2014
5.000% due 07/01/2027	2,500	2,870
Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	413
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2016
5.000% due 01/01/2028	1,000	1,192

		5,925

ARKANSAS 0.1%
University of Arkansas Revenue Bonds, Series 2012
5.000% due 05/01/2026	320	354

CALIFORNIA 4.3%
Bay Area Toll Authority, California Revenue Bonds, Series 2007
2.210% due 04/01/2047 ~	1,000	1,004
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,046
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	518
California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	500
California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	523
California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,307
Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,591
Orange County, California Airport Revenue Notes, Series 2009
4.000% due 07/01/2018	500	500
Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,143
Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	618
University of California Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,032

		11,782

COLORADO 3.0%
Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,843
Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048 (a)	2,500	2,901
Denver, Colorado City & County School District No. 1, General Obligation Bonds, Series 2017
5.000% due 12/01/2028	3,000	3,561

		8,305

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 3.6%
Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	$1,635	$1,808
5.000% due 08/15/2027	3,000	3,373
Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	3,000	3,434
Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,403

		10,018

DISTRICT OF COLUMBIA 1.2%
District of Columbia Revenue Bonds, Series 2010
5.000% due 12/01/2024	1,000	1,061
District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,300

		3,361

FLORIDA 3.4%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,114
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2019	1,000	1,030
Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,095
JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,625
Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,447
Palm Beach County, Florida School District Certificates of Participation Bonds, Series 2018
5.000% due 08/01/2029	2,500	2,978

		9,289

GEORGIA 2.6%
Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	550
Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	3,737
Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	600	692
Cobb County, Georgia Kennestone Hospital Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	400	466
Griffin-Spalding County, Georgia Hospital Authority Revenue Notes, Series 2017
5.000% due 04/01/2026	400	462
LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	807
LaGrange-Troup County, Georgia Hospital Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	200	233
Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	250	261

		7,208

GUAM 0.3%
Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	857

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HAWAII 0.8%
Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	$2,000	$2,314

ILLINOIS 7.8%
Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,133
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	4,000	4,310
Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	2,000	2,133
Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2020	1,000	1,066
Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	4,000	4,032
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	500	515
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,100	1,231
5.000% due 06/01/2025	1,000	1,140

		21,560

INDIANA 0.6%
Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,509

LOUISIANA 1.1%
Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	2,000	2,016
Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2028	855	979

		2,995

MARYLAND 0.8%
Baltimore, Maryland Revenue Notes, Series 2011
5.000% due 07/01/2021	60	65
Baltimore, Maryland Revenue Notes, Series 2017
5.000% due 09/01/2027	1,750	2,000

		2,065

MASSACHUSETTS 2.8%
Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.010% due 07/01/2038 ~	2,000	2,013
Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,724
Massachusetts School Building Authority Revenue Notes, Series 2012
5.000% due 08/15/2022	1,175	1,318
Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2026	2,000	2,218
Taunton, Massachusetts General Obligation Notes, Series 2009
5.000% due 12/01/2018	510	517

		7,790

MICHIGAN 0.5%
Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,342

78	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 1.3%
Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	$1,000	$1,166
Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	1,000	1,009
University of Minnesota Revenue Bonds, Series 2016
5.000% due 04/01/2032	1,220	1,418

		3,593

MISSOURI 1.4%
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, (AMBAC Insured), Series 2001
3.073% due 06/01/2031	2,480	2,480
Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	1,335	1,430

		3,910

NEVADA 1.5%
Clark County, Nevada General Obligation Bonds, Series 2018
5.000% due 06/01/2030	2,000	2,388
Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,700

		4,088

NEW HAMPSHIRE 0.5%
Merrimack County, New Hampshire General Obligation Notes, Series 2012
5.000% due 12/01/2022	1,115	1,254

NEW JERSEY 6.2%
New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,082
New Jersey Economic Development Authority Revenue Bonds, Series 2013
3.060% due 09/01/2027 ~	3,000	2,966
New Jersey Economic Development Authority Revenue Notes, Series 2011
5.000% due 09/01/2018	2,000	2,012
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,113
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	2,500	2,674
New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	1,000	1,076
New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	2,250	2,614
Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2025	1,000	1,139
5.000% due 06/01/2028	2,000	2,339

		17,015

NEW MEXICO 1.7%
Farmington, New Mexico Revenue Bonds, Series 2010
2.125% due 06/01/2040	1,800	1,764
New Mexico Finance Authority Revenue Bonds, Series 2018
5.000% due 06/15/2030	2,500	2,998

		4,762

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 12.5%
Erie County, New York Industrial Development Agency Revenue Notes, Series 2012
5.000% due 05/01/2022	$1,000	$1,114
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	523
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,516
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,000	1,145
Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,578
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,695
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	2,000	2,324
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,177
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	454
New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 01/15/2032 (a)	500	588
New York State Dormitory Authority Revenue Notes, Series 2011
4.000% due 07/01/2018	815	815
New York State Dormitory Authority Revenue Notes, Series 2016
5.000% due 02/15/2027	2,000	2,368
New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	3,008
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	2,000	2,057
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,244
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,075	2,362
5.000% due 11/15/2028	825	939
TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,250	1,444

		34,351

NORTH CAROLINA 1.9%
Mecklenburg County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 02/01/2019	300	306
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,844
5.000% due 10/01/2027	1,100	1,215
North Carolina State Revenue Bonds, Series 2011
5.000% due 11/01/2022	1,500	1,653
University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	286

		5,304

OHIO 4.3%
American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	879

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	$1,235	$1,419
Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2026	1,000	1,106
Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,382
Miami University/Oxford, Ohio Revenue Bonds, Series 2017
5.000% due 09/01/2029	380	442
Ohio State General Obligation Bonds, Series 2011
5.000% due 08/01/2022	3,000	3,353
University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,386

		11,967

PENNSYLVANIA 7.6%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2012
5.000% due 03/01/2024	500	552
Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	1,500	1,703
Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,304
Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	900	999
Luzerne County, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2017
5.000% due 12/15/2029	750	848
Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 1994
2.550% due 06/01/2029	1,500	1,500
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,726
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	391
5.000% due 08/15/2031	300	343
5.000% due 08/15/2033	1,000	1,138
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2028	1,335	1,586
5.000% due 08/15/2029	1,250	1,477
Pennsylvania Turnpike Commission Revenue Notes, Series 2014
2.390% due 12/01/2020 ~	4,500	4,546
Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	750	853

		20,966

PUERTO RICO 0.4%
Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.069% due 07/01/2029 ~	1,280	1,126

RHODE ISLAND 2.9%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	8,109

SOUTH DAKOTA 0.8%
South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	1,045

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	79

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	$900	$1,026

		2,071

TENNESSEE 2.3%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	930
5.000% due 02/01/2027	3,000	3,422
5.250% due 09/01/2026	1,715	1,987

		6,339

TEXAS 9.9%
Austin Convention Enterprises, Inc., Texas Revenue Notes, Series 2017
5.000% due 01/01/2026	750	858
Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,468
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,120
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
1.580% due 12/01/2024	2,500	2,500
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
2.090% due 12/01/2042 ~	4,500	4,512
5.000% due 12/01/2025	500	571
Harris County, Texas Revenue Bonds, (AMBAC Insured), Series 2007
2.240% due 08/15/2035 ~	1,150	1,074
Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	3,250	3,835
Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	1,435	1,720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
5.000% due 01/01/2029	$1,205	$1,301
North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2020	1,000	1,067
North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,323
Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,285
San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,108
University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	561

		27,303

UTAH 0.9%
Murray, Utah Revenue Bonds, Series 2005
1.550% due 05/15/2037	2,500	2,500

VIRGINIA 0.8%
Virginia College Building Authority Revenue Bonds, Series 2016
5.000% due 09/01/2028	1,850	2,179

WASHINGTON 3.7%
Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,000	3,583
Pierce County, Washington School District No. 10, Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2024	1,000	1,163
Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.560% due 01/01/2042 ~	$2,500	$2,550
Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,225

		10,148

WISCONSIN 0.4%
Wisconsin State Clean Water Fund Leveraged Loan Portfolio Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,000	1,134

Total Municipal Bonds & Notes (Cost $263,644)		268,526

SHORT-TERM INSTRUMENTS 2.4%

REPURCHASE AGREEMENTS (d) 0.6%
		1,651

U.S. TREASURY BILLS 1.8%
1.905% due 07/19/2018 - 09/27/2018 (b)(c)	4,800	4,780

Total Short-Term Instruments (Cost $6,431)		6,431

Total Investments in Securities (Cost $270,075)		274,957

Total Investments 99.9% (Cost $270,075)		$274,957

Other Assets and Liabilities, net 0.1%		352

Net Assets 100.0%		$275,309

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$1,651	U.S. Treasury Notes 1.625% due 11/15/2022	$(1,685)	$1,651	$1,651

Total Repurchase Agreements						$(1,685)	$1,651	$1,651

80	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,651	$0	$0	$0	$1,651	$(1,685)	$(34)

Total Borrowings and Other Financing Transactions	$1,651	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$3,733	$0	$3,733
Arizona	0	5,925	0	5,925
Arkansas	0	354	0	354
California	0	11,782	0	11,782
Colorado	0	8,305	0	8,305
Connecticut	0	10,018	0	10,018
District of Columbia	0	3,361	0	3,361
Florida	0	9,289	0	9,289
Georgia	0	7,208	0	7,208
Guam	0	857	0	857
Hawaii	0	2,314	0	2,314
Illinois	0	21,560	0	21,560
Indiana	0	1,509	0	1,509
Louisiana	0	2,995	0	2,995
Maryland	0	2,065	0	2,065
Massachusetts	0	7,790	0	7,790
Michigan	0	1,342	0	1,342
Minnesota	0	3,593	0	3,593
Missouri	0	3,910	0	3,910
Nevada	0	4,088	0	4,088

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
New Hampshire	$0	$1,254	$0	$1,254
New Jersey	0	17,015	0	17,015
New Mexico	0	4,762	0	4,762
New York	0	34,351	0	34,351
North Carolina	0	5,304	0	5,304
Ohio	0	11,967	0	11,967
Pennsylvania	0	20,966	0	20,966
Puerto Rico	0	1,126	0	1,126
Rhode Island	0	8,109	0	8,109
South Dakota	0	2,071	0	2,071
Tennessee	0	6,339	0	6,339
Texas	0	27,303	0	27,303
Utah	0	2,500	0	2,500
Virginia	0	2,179	0	2,179
Washington	0	10,148	0	10,148
Wisconsin	0	1,134	0	1,134
Short-Term Instruments
Repurchase Agreements	0	1,651	0	1,651
U.S. Treasury Bills	0	4,780	0	4,780

Total Investments	$0	$274,957	$0	$274,957

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	81

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.4%

MUNICIPAL BONDS & NOTES 95.6%

ALABAMA 3.1%
Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2018
4.000% due 12/01/2048	$1,000	$1,068
Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	1,000	1,067

		2,135

ARIZONA 1.4%
Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	223
Industrial Development Authority of the County, Arizona of Yavapai Revenue Bonds, Series 2010
1.450% due 04/01/2029	750	750

		973

CALIFORNIA 2.6%
Bay Area Toll Authority, California Revenue Bonds, Series 2007
2.210% due 04/01/2047 ~	1,000	1,004
Southern California Public Power Authority Revenue Bonds, Series 2018
1.760% due 07/01/2040 ~	750	751

		1,755

COLORADO 4.1%
Denver, Colorado Airport System City & County Revenue Bonds, Series 2016
2.248% due 11/15/2031 ~	965	968
E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
2.303% due 09/01/2039 ~	1,000	1,004
University of Colorado Hospital Authority Revenue Bonds, Series 2017
5.000% due 11/15/2038	750	814

		2,786

CONNECTICUT 3.4%
Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	650	714
5.000% due 08/15/2023	500	553
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2015
2.298% due 07/01/2049 ~	1,000	1,005

		2,272

DISTRICT OF COLUMBIA 0.8%
District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	500	550

FLORIDA 3.1%
Martin County, Florida Revenue Bonds, Series 2000
1.630% due 07/15/2022	1,000	1,000
Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2006
1.500% due 10/01/2018	500	500
Miami-Dade Seaport Department, Florida Revenue Notes, Series 2013
5.000% due 10/01/2023	550	614

		2,114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 5.9%
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	$1,000	$1,002
Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	1,000	997
Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2007
5.250% due 09/15/2018	1,035	1,043
Monroe County, Georgia Development Authority Revenue Bonds, Series 2002
2.000% due 09/01/2037	1,000	994

		4,036

HAWAII 1.5%
Honolulu, Hawaii City & County General Obligation Notes, Series 2017
1.830% due 09/01/2025 ~	1,000	1,001

ILLINOIS 5.9%
Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,045
Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	540	577
Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	750	790
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.250% due 06/01/2020	1,115	1,181
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	350	392

		3,985

MASSACHUSETTS 2.4%
Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.010% due 07/01/2038 ~	1,000	1,007
Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2021	575	623

		1,630

MICHIGAN 5.1%
Michigan Finance Authority Revenue Notes, Series 2010
5.000% due 12/01/2020	780	838
Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	1,500	1,619
University of Michigan Revenue Bonds, Series 2012
1.330% due 04/01/2033 ~	1,000	1,000

		3,457

MINNESOTA 1.5%
Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
4.000% due 01/01/2021	250	263
Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2010
5.000% due 01/01/2019	750	763

		1,026

NEBRASKA 0.9%
Nebraska Public Power District Revenue Notes, Series 2012
5.000% due 01/01/2019	580	590

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 1.9%
Clark County, Nevada Revenue Bonds, Series 2010
1.875% due 06/01/2031	$500	$498
Clark Department of Aviation, Nevada Revenue Notes, Series 2018
5.000% due 07/01/2021	750	816

		1,314

NEW JERSEY 2.0%
New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2020	500	523
Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	750	823

		1,346

NEW YORK 7.4%
Brooklyn Arena Local Development Corp., New York Revenue Notes, Series 2016
5.000% due 07/15/2020	500	530
Nassau County, New York General Obligation Notes, Series 2010
5.000% due 10/01/2020	500	536
New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,000
New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	1,000	1,001
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,365	1,404
TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	500	539

		5,010

NORTH CAROLINA 1.5%
University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
1.728% due 12/01/2041 ~	1,000	1,006

OHIO 4.3%
Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	500	541
Ohio Higher Educational Facility Commission Revenue Notes, Series 2016
5.000% due 12/01/2022	750	844
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2016
1.470% due 12/01/2036	1,000	1,000
University of Cincinnati, Ohio Revenue Notes, Series 2018
1.743% due 06/01/2020 ~	500	500

		2,885

PENNSYLVANIA 16.6%
Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
1.961% due 01/01/2030 ~	750	752
Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2020	500	527
Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2021	1,000	1,071
Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	500	555

82	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	$1,000	$1,000
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
2.230% due 09/01/2051 ~	500	500
Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.449% due 08/15/2048 ~	750	752
Pennsylvania Turnpike Commission Revenue Notes, Series 2016
2.088% due 12/01/2018 ~	2,500	2,500
Pennsylvania Turnpike Commission Revenue Notes, Series 2018
2.110% due 12/01/2023 ~	1,000	1,000
Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	500	531
Philadelphia, Pennsylvania Water & Wastewater Revenue Notes, Series 2015
5.000% due 07/01/2019	750	775
Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2020	1,215	1,279

		11,242

TENNESSEE 1.0%
Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2023	600	673

TEXAS 9.7%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2017
3.000% due 02/15/2043	850	868
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
1.580% due 12/01/2027	1,000	1,000
Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
2.400% due 06/01/2030	1,000	1,008

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Texas Tollway Authority Revenue Notes, Series 2014
5.000% due 01/01/2022	$720	$792
North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2021	385	414
Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	750	766
San Antonio Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
2.000% due 08/01/2044	1,000	1,000
San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2012
2.000% due 12/01/2027	750	751

		6,599

UTAH 0.8%
Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057 (a)	500	566

VIRGINIA 1.5%
Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	1,000	1,000

WASHINGTON 4.1%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
1.960% due 11/01/2045 ~	750	750
2.210% due 11/01/2045 ~	1,000	1,000
Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.560% due 01/01/2042 ~	1,000	1,020

		2,770

WEST VIRGINIA 1.5%
West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,000	1,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.6%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 08/15/2032	$1,000	$1,113

Total Municipal Bonds & Notes (Cost $64,712)		64,835

SHORT-TERM INSTRUMENTS 10.8%

COMMERCIAL PAPER 3.7%
Montgomery County
0.000% due 07/12/2018	1,500	1,500
Trustees Of Indiana University
0.000% due 08/20/2018	1,000	1,000

		2,500

REPURCHASE AGREEMENTS (b) 1.5%
		1,036

SHORT-TERM NOTES 5.6%
Houston, Texas General Obligation Notes, Series 2018
5.000% due 06/28/2019 (a)	1,000	1,032
Idaho State General Obligation Notes, Series 2018
4.000% due 06/28/2019 (a)	1,000	1,025
Los Angeles, California Revenue Notes, Series 2018
4.000% due 06/27/2019 (a)	750	767
St Louis, Missouri Revenue Notes, Series 2018
3.000% due 05/30/2019 (a)	1,000	1,011

		3,835

Total Short-Term Instruments (Cost $7,371)		7,371

Total Investments in Securities (Cost $72,083)		72,206

Total Investments 106.4% (Cost $72,083)		$72,206

Other Assets and Liabilities, net (6.4)%		(4,332)

Net Assets 100.0%		$67,874

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	06/29/2018	07/02/2018	$1,036	U.S. Treasury Notes 1.625% due 11/15/2022	$(1,058)	$1,036	$1,036

Total Repurchase Agreements						$(1,058)	$1,036	$1,036

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2018	83

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

June 30, 2018

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,036	$0	$0	$0	$1,036	$(1,058)	$(22)

Total Borrowings and Other Financing Transactions	$1,036	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$2,135	$0	$2,135
Arizona	0	973	0	973
California	0	1,755	0	1,755
Colorado	0	2,786	0	2,786
Connecticut	0	2,272	0	2,272
District of Columbia	0	550	0	550
Florida	0	2,114	0	2,114
Georgia	0	4,036	0	4,036
Hawaii	0	1,001	0	1,001
Illinois	0	3,985	0	3,985
Massachusetts	0	1,630	0	1,630
Michigan	0	3,457	0	3,457
Minnesota	0	1,026	0	1,026
Nebraska	0	590	0	590
Nevada	0	1,314	0	1,314
New Jersey	0	1,346	0	1,346

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2018
New York	$0	$5,010	$0	$5,010
North Carolina	0	1,006	0	1,006
Ohio	0	2,885	0	2,885
Pennsylvania	0	11,242	0	11,242
Tennessee	0	673	0	673
Texas	0	6,599	0	6,599
Utah	0	566	0	566
Virginia	0	1,000	0	1,000
Washington	0	2,770	0	2,770
West Virginia	0	1,001	0	1,001
Wisconsin	0	1,113	0	1,113
Short-Term Instruments
Commercial Paper	0	2,500	0	2,500
Repurchase Agreements	0	1,036	0	1,036
Short-Term Notes	0	3,835	0	3,835

Total Investments	$0	$72,206	$0	$72,206

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2018.

84	PIMCO ETF TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2018

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in

ANNUAL REPORT	JUNE 30, 2018	85

Notes to Financial Statements (Cont.)

unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	Monthly	Monthly
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly
PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05, which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

86	PIMCO ETF TRUST

June 30, 2018

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. Management has adopted these amendments and the changes are incorporated in the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between

ANNUAL REPORT	JUNE 30, 2018	87

Notes to Financial Statements (Cont.)

the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker

Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest

88	PIMCO ETF TRUST

June 30, 2018

rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments

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Notes to Financial Statements (Cont.)

that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2018 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2017	Purchases at cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2018	Dividend Income(1)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$45,886	$343,936	$(331,798)	$0	$0	$58,024	$736
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	15,918	(11,902)	0	0	4,016	9

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or

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assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex

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structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
PIMCO Enhanced Low Duration Active Exchange-Traded Fund
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds

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will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the

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change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the

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Notes to Financial Statements (Cont.)

Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund
New/Small Fund				X				X			X
Market Trading	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X
Call	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Indexed Security		X	X	X
Credit	X	X	X	X	X	X	X	X	X	X	X	X
High Yield					X		X	X
Market	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Bond										X	X
Issuer					X	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X	X		X	X	X
Equity							X
Mortgage-Related and Other Asset Backed Securities					X	X	X	X	X
Extension					X	X
Prepayment					X	X
Foreign (Non-U.S.) Investment					X	X	X	X	X
Emerging Markets					X	X	X	X
Sovereign Debt					X	X
Currency							X	X
Leveraging	X	X	X	X	X	X	X	X	X	X	X	X
Management and Tracking Error	X	X	X	X	X	X						X
Indexing	X	X	X	X	X	X						X
Management							X	X	X	X	X
California State-Specific										X
New York State-Specific										X
Municipal Project-Specific										X	X
Short Exposure							X	X
Convertible Securities							X
Tax-Efficient Investing							X	X
Distribution Rate							X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk  is the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed

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settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the

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counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional

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provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%
PIMCO Active Bond Exchange-Traded Fund	0.55%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund(1)	0.46%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

(1)	PIMCO has contractually agreed, through October 31, 2018, to waive its management fee by 0.07% of the average daily net assets attributable to the Fund.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June  30, 2018 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so.

Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an additional annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement

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will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO contractually agreed, through October 31, 2018, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO contractually agreed, through October 31, 2018, to waive or reduce its Management Fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. The Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the applicable Fee Waiver Agreements and Expense Limitation Agreement combined) at June 30, 2018, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$1	$3	$4
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0	1	1
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	77	50	99	226

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June  30, 2018, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$79,483	$15,667
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	7,117	5,969
PIMCO Active Bond Exchange-Traded Fund	15,273	76,510
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	9,490	8,353
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	761,617	1,054,906
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,068	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended June  30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$51,976	$50,423	$0	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	32,520	36,801	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	320,341	331,127	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	22,026	25,737	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	4,556	4,752	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	648,454	654,086
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	3,105	1,808	90,218	82,106
PIMCO Active Bond Exchange-Traded Fund	2,881,111	3,092,457	558,000	423,536
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	614,244	561,065	85,781	42,688
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	4,848,892	3,326,970	4,195,270	2,537,718
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	91,283	70,836
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	55,603	53,059

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**
$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended June 30, 2018, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$28,767	$60,030
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	51,746	50,554
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	41,492	341,469
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	127,966	29,639
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	19,800	39,829
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,283,249	1,311,680
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	218,613	162,048

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

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15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2018, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$124	$0	$(1,012)	$(23)	$(483)	$0	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	1,153	0	(13,558)	(26)	(25,748)	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	4,745	0	(13,545)	(22)	(17,106)	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	1,505	0	2,556	(22)	(13,533)	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	263	0	(1,618)	(22)	(1,016)	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	5,960	0	(41,261)	(34)	(125,217)	0	0
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0	2,265	0	(26,669)	(35)	0	(1,153)	0
PIMCO Active Bond Exchange-Traded Fund	0	0	0	(24,646)	(59)	(53,282)	0	0
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	514	0	(1,556)	(16)	(2,476)	0	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	19,539	0	11,472	(32)	0	(8,335)	0
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	602	0	0	4,881	(32)	(4,533)	0	0
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	96	0	0	122	(33)	(821)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain (loss) on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Passive Foreign Investment Companies (PFICs), Lehman securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2017 through June 30, 2018 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2017 through June 30, 2018 and Ordinary losses realized during the period January 1, 2018 through June 30, 2018, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	JUNE 30, 2018	105

Notes to Financial Statements (Cont.)

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

As of June 30, 2018, the Funds had accumulated capital losses expiring in the following year (amounts in thousands†).

Expiration of Accumulated Capital Losses
6/30/2019
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	363
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0
PIMCO Active Bond Exchange-Traded Fund	0
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$88	$395
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	16,129	9,256
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	5,414	11,692
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	4,166	9,367
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	165	851
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	29,825	95,392
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0	0
PIMCO Active Bond Exchange-Traded Fund	19,381	33,901
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,905	571
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	0
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	4,040	493
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	672	149

†	A zero balance may reflect actual amounts rounding to less than one thousand.

106	PIMCO ETF TRUST

June 30, 2018

As of June 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$87,727	$0	$(1,011)	$(1,011)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	177,362	382	(13,938)	(13,556)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	838,451	36	(13,581)	(13,545)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	251,101	2,556	0	2,556
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	51,961	8	(1,627)	(1,619)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,740,306	4,665	(45,925)	(41,260)
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	781,357	1,538	(28,210)	(26,672)
PIMCO Active Bond Exchange-Traded Fund	2,301,811	24,207	(48,846)	(24,639)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	226,661	1,144	(2,732)	(1,588)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	9,765,250	22,026	(10,554)	11,472
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	270,075	5,174	(293)	4,881
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	72,083	175	(52)	123

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, realized and unrealized gain (loss) swap contracts, Passive Foreign Investment Companies (PFICs), Lehman securities, and straddle loss deferrals.

For the fiscal years ended June 30, 2018 and June 30, 2017, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2018				June 30, 2017
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$1,134	$0	$0	$0	$1,115	$21	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	4,645	0	0	0	5,636	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	17,826	0	0	0	13,498	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	6,527	0	0	0	3,191	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	1,240	0	0	0	1,369	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	80,322	0	0	0	105,587	0	0
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0	26,964	188	0	0	17,186	0	0
PIMCO Active Bond Exchange-Traded Fund	0	61,891	0	5,271	0	53,716	0	17,981
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	3,376	0	0	0	1,285	0	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	148,772	622	0	0	80,300	0	0

ANNUAL REPORT	JUNE 30, 2018	107

Notes to Financial Statements (Cont.)

June 30, 2018

	June 30, 2018				June 30, 2017
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	$6426	$149	$0	$0	$5901	$83	$0	$0
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	971	38	0	0	770	14	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

108	PIMCO ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO ETF Trust and Shareholders of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (constituting PIMCO ETF Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, and for PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Active Bond Exchange-Traded Fund the statements of cash flows for the year ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018, for PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Active Bond Exchange-Traded Fund, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2018

We have served as the auditor of one or more investment companies in PIMCO ETF Trust since 2009.

ANNUAL REPORT	JUNE 30, 2018	109

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BMO	BMO Capital Markets Corp.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	RCY	Royal Bank of Canada
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, New York
CIB	Canadian Imperial Bank of Commerce	JPS	JP Morgan Securities, Inc.	TOR	Toronto Dominion Bank
DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International

Currency Abbreviations:
DKK	Danish Krone	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro	JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0006M	6 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	1 Month USD Swap Rate	US0012M	12 Month USD Swap Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	AMBAC	American Municipal Bond Assurance Corp.	PSF	Public School Fund

Other Abbreviations:
ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind
BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	TBD	To-Be-Determined

110	PIMCO ETF TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2018 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2018 was designated as ‘qualified dividend income’ as defined in the Act subject to reduced tax rates in 2018:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2018 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0%	0%	$1,134	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0%	0%	4,645	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0%	0%	17,826	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0%	0%	6,527	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0%	0%	1,240	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0%	0%	75,503	0
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0%	0%	22,908	327
PIMCO Active Bond Exchange-Traded Fund	0%	0%	55,083	0
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0%	0%	2,768	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0%	0%	113,461	1,420
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0%	0%	6,575	0
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0%	0%	1,009	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

ANNUAL REPORT	JUNE 30, 2018	111

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 400-4ETF or visit the Funds’ website at www.pimcoetfs.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/2009 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Peter G. Strelow (1970) Trustee	05/2017 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	141	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14); Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (1/01-9/13).	141	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	141	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	141	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	162	Lead Independent Trustee, PIMCO Funds and PIMCO Variable Insurance Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2018.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

112	PIMCO ETF TRUST

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 02/2009 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	02/2009 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	02/2009 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 02/2009 to 01/2011	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 02/2009 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/2009 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 02/2009 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2009 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President Cohen & Steers Capital Management.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	JUNE 30, 2018	113

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2018.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

114	PIMCO ETF TRUST

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

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(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

116	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF3001AR_063018

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)

The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2018	$434,223
	June 30, 2017	$392,539
(b)	Fiscal Year Ended	Audit-Related Fees (1)
	June 30, 2018	$—
	June30, 2017	$36,399
(c)	Fiscal Year Ended	Tax Fees
	June 30, 2018	$—
	June 30, 2017	$2,000
(d)	Fiscal Year Ended	All Other Fees (2)
	June 30, 2018	$—
	June 30, 2017	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO ETF Trust (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the Registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2018	June 30, 2017
PIMCO ETF Trust	$—	$38,399
Pacific Investment Management Company LLC (“PIMCO”)	7,397,858	8,531,028

Totals	$7,397,858	$8,569,427

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring preapproval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.
(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(a)(3)	Not applicable to open-end investment companies.
(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	August 28, 2018

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	August 28, 2018